SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No. ___	☐

Post-Effective Amendment No. 18	☑ 333-57681

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 8	☑ 811-08833

(Check appropriate box or boxes)
WRL SERIES LIFE CORPORATE ACCOUNT
(Exact name of Registrant)
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
(Name of Depositor)
570 Carillon Parkway
St. Petersburg, Florida 33716
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: (610) 439-5253

(Name and complete address of agent for service)	Copy to:

Steven R. Shepard, Esq.	Frederick R. Bellamy, Esq.
Western Reserve Life Assurance Co. of Ohio	Sutherland Asbill & Brennan LLP
570 Carillon Parkway	1275 Pennsylvania Avenue, N.W.
St. Petersburg, Florida 33716	Washington, DC 20004-2415
     It is proposed that this filing will become effective:
     ☐ immediately upon filing pursuant to paragraph (b)
     ☑ on May 1, 2008 pursuant to paragraph (b)
     ☐ 60 days after filing pursuant to paragraph (a)(1)
     ☐ on April XX, 2008 pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of securities being registered: Individual variable adjustable life insurance policies.

PART A

PROSPECTUS
May 1, 2008

ADVANTAGE IV
issued through
WRL Series Life Corporate Account
by
Western Reserve Life Assurance Co. of Ohio
Administrative Office
4333 Edgewood Road NE
Cedar Rapids, IA 52499
1-888-804-8461    1-319-355-8572

AN INDIVIDUAL VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

This prospectus describes the Advantage IV, an individual variable adjustable life insurance policy (the “Policy”) offered by Western Reserve Life Assurance Co. of Ohio (“Western Reserve,” “we,” or “us”), an AEGON company. You may allocate amounts under the Policy to one or more of the subaccounts of the Western Reserve Series Life Corporate Account (the “separate account”). Each subaccount invests its assets in one of the corresponding underlying fund portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

Prospectuses for the portfolios must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AIM Variable Insurance Funds

☐	AIM V.I. Capital Appreciation Fund (Series I Shares)

☐	AIM V.I. Dynamics Fund (Series I Shares)

☐	AIM V.I. Financial Services Fund (Series I Shares)

☐	AIM V.I. Global Health Care Fund (Series I Shares)

☐	AIM V.I. Small Cap Equity (Series I Shares)

☐	AIM V.I. Technology Fund (Series I Shares)

American Funds Insurance Series

☐	AFIS Global Small Capitalization Fund (Class 2)

☐	AFIS Growth Fund (Class 2)

☐	AFIS International Fund (Class 2)

☐	AFIS New World Fund (Class 2)

DFA Investment Dimensions Group, Inc.

☐	DFA VA Global Bond Portfolio

☐	DFA VA International Small Portfolio

☐	DFA VA International Value Portfolio

☐	DFA VA Large Value Portfolio

☐	DFA VA Short-Term Fixed Portfolio

☐	DFA VA Small Value Portfolio

DWS Investments VIT Funds

☐	DWS Equity 500 Index VIP (Class A)

☐	DWS Small Cap Index VIP (Class A)

Fidelity Variable Insurance Products Funds

☐	Fidelity VIP Balanced Portfolio (Initial Class)

☐	Fidelity VIP Contrafund® Portfolio (Initial Class)

☐	Fidelity VIP Growth Portfolio (Initial Class)

☐	Fidelity VIP Growth Opportunities Portfolio (Initial Class)

☐	Fidelity VIP High Income Portfolio (Initial Class)

☐	Fidelity VIP Money Market Portfolio (Initial Class)

First Eagle Variable Funds, Inc.

☐	First Eagle Overseas Variable Fund

Ibbotson ETF Allocation Series

☐	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class 1)

☐	Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1)

☐	Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1)

☐	Ibbotson Growth ETF Asset Allocation Portfolio (Class 1)

☐	Ibbotson Income and Growth ETF Allocation Portfolio (Class 1)

Janus Aspen Series

☐	Janus Aspen Flexible Bond Portfolio (Institutional Shares)

☐	Janus Aspen Forty Portfolio (Institutional Shares)

☐	Janus Aspen International Growth Portfolio (Institutional Shares)

☐	Janus Aspen Large Cap Growth Portfolio (Institutional Shares)

☐	Janus Aspen Mid Cap Growth Portfolio (Institutional Shares)

☐	Janus Aspen Worldwide Growth Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust

☐	PIMCO VIT All Asset Portfolio (Administrative Class)

☐	PIMCO VIT All Asset Portfolio (Institutional Class)

☐	PIMCO VIT Low Duration Portfolio (Institutional Class)

☐	PIMCO VIT Real Return Portfolio (Institutional Class)

☐	PIMCO VIT Short-Term Portfolio (Institutional Class)

☐	PIMCO VIT StocksPLUS® Growth and Income Portfolio (Institutional Class)

☐	PIMCO VIT Total Return Portfolio (Institutional Class)

Royce Capital Fund

☐	Royce Micro-Cap Portfolio

☐	Royce Small-Cap Portfolio

T. Rowe Price Equity Series, Inc.

☐	T. Rowe Price Blue Chip Growth Portfolio

☐	T. Rowe Price Equity Income Portfolio

☐	T. Rowe Price Mid-Cap Growth Portfolio

☐	T. Rowe Price New America Growth Portfolio

T. Rowe Price Fixed Income Series, Inc.

☐	T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price International Series, Inc.

☐	T. Rowe Price International Stock Portfolio

Third Avenue Variable Series Trust

☐	Third Avenue Value Portfolio

The Universal Institutional Funds, Inc.

☐	UIF Emerging Markets Debt Portfolio (Class I)

☐	UIF Emerging Markets Equity Portfolio (Class I)

☐	UIF U.S. Mid Cap Value Portfolio (Class I)

Vanguard® Variable Insurance Fund

☐	Vanguard® VIF Balanced Portfolio

☐	Vanguard® VIF Capital Growth Portfolio

☐	Vanguard® VIF Diversified Value Portfolio

☐	Vanguard® VIF Equity Income Portfolio

☐	Vanguard® VIF Equity Index Portfolio

☐	Vanguard® VIF Growth Portfolio

☐	Vanguard® VIF High Yield Bond Portfolio

☐	Vanguard® VIF International Portfolio

☐	Vanguard® VIF Mid-Cap Index Portfolio

☐	Vanguard® VIF Money Market Portfolio

☐	Vanguard® VIF REIT Index Portfolio

☐	Vanguard® VIF Short-Term Investment-Grade Portfolio

☐	Vanguard® VIF Small Company Growth Portfolio

☐	Vanguard® VIF Total Bond Market Index Portfolio

☐	Vanguard® VIF Total Stock Market Index Portfolio

i

ii

This Policy is not available in the State of New York.

iii

POLICY BENEFITS/RISKS SUMMARY	Advantage IV

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•	The Advantage IV is an individual variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•	Under Western Reserve’s current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five (5) Policies are issued, each on the life of a different insured; or

•	The aggregate annualized first-year planned premium for all Policies is at least $100,000.

•	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.

•	Separate Account. You may put the cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under “The Portfolios” section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•	Supplemental Benefits (Riders). The Term Life Insurance Rider is available under the Policy. If you choose to purchase this rider, we may deduct a charge for this rider from the Policy’s cash value as part of the monthly deduction. This rider may not be available in all states.

Flexible Premiums

•	You select a premium payment plan, but the plan is flexible — you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

•	You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and paying the planned premiums will not guarantee that the Policy will remain in force. Under certain circumstances, extra premiums may be required to prevent lapse.

Free-Look Period

•	The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise at our administrative office, we will deem the Policy delivered to you 4 days after we mail the Policy. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy’s cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

Variable Life Insurance Benefit

•	If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the “face amount”), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.

•	Choice Among Life Insurance Benefit Options. You must choose one of three life insurance benefit options. We offer the following:

•	Option 1 is the greater of:

—	the face amount of the Policy, or

—	a limitation percentage, multiplied by the Policy’s cash value on the date of the insured’s death.

•	Option 2 is the greater of:

—	the face amount of the Policy plus the Policy’s cash value on the date of the insured’s death, or

—	a limitation percentage, multiplied by the Policy’s cash value on the date of the insured’s death.

•	Option 3 is the greater of:

—	the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or

—	a limitation percentage, multiplied by the Policy’s cash value on the date of the insured’s death.

We will reduce the life insurance benefit proceeds by any outstanding indebtedness and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.

The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. You should consult a tax advisor when choosing a tax test.

•	Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

•	Change in Life Insurance Benefit Option and Face Amount. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our administrative office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

Cash Value

•	Cash value is the sum of your Policy’s value in each subaccount and the loan account. It is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

Transfers

•	You can transfer cash value among the subaccounts. You currently may make transfers in writing, or by fax to our administrative office.

•	We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	An asset rebalancing program is available.

•	We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See “Disruptive Trading and Market Timing.”

Loans

•	After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy of up to 90% of the net cash value on that date. We may permit a loan before the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Internal Revenue Code (the “Code”). The minimum loan amount is $500.

•	For Policies issued on or after January 28, 2002, we currently charge interest of 4.70% annually in Policy Years 1-17 and 4.20% annually in Policy Years 18+, payable in arrears, on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 6.00%. Interest is added to the amount of the loan to be repaid. Different current loan interest rates apply for Policies issued before January 28, 2002.

•	To secure the loan, we transfer a portion of your cash value to a loan account. The loan account is part of our general account. We will credit 4.00% interest annually on amounts in the loan account.

•	Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract. See “Federal Income Tax Considerations.”

Partial Withdrawals and Surrenders

•	You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

•	We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the subaccounts.

•	The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.

•	If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $25,000.

•	You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a deferred sales load.

•	A partial withdrawal or surrender may have tax consequences.

Tax Benefits

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

If the Policy satisfies the definition of life insurance under the Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the subaccounts are not taxable transactions.

Personalized Illustrations

You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

•	understand the long-term effects of different levels of investment performances,

•	understand the charges and deductions under the Policy, and

•	compare the Policy to other life insurance policies.

These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) especially if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Policy Risks

Investment Risks

You must allocate your Policy’s cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

Risk of Lapse

Your Policy may lapse if loans, partial withdrawals, the monthly deductions, and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within five years after it has lapsed (and before the insured reaches age 100), if the insured meets our insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans generally will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. See “Federal Income Tax Consequences.” You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and place that amount in the loan account as collateral. We then credit a fixed interest rate of 4.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts, the effect could be favorable or unfavorable.

We currently charge an annual interest rate on Policy loans of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+, payable in arrears. This charge may increase, but it will not exceed 6.00%. Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.

If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that are payable when buying and owning a Policy purchased on or after January 28, 2002. Policies issued before January 28, 2002 have different fees and expenses. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts.

Transaction Fees

	When Charge	Amount Deducted Maximum	Amount Deducted Current
Charge	is Deducted	Guaranteed Charge the Policy Allows	Charge at Time of Policy Issue

Percent of Premium Load	Upon receipt of premium
11.50% of each premium received up to the target premium(1) in all years; 4.50% of premium received in excess of target premium in policy year 1 and 7.50% of premium received in excess of target premium in Policy years 2+
11.50% of premium received up to target premium and 1.00% of premium received in excess of target premium in Policy year 1; 6.00% of premium received up to target premium and 0.50% of premium received in excess of target premium in Policy years 2-7; 2.10% of premium received up to target premium and 0.50% of premium received in Policy years 8-10 in excess of target premium; and 0.50% of all premium received in Policy years 11+
Partial Withdrawal Charge	Upon withdrawal	2.00% of the amount withdrawn, not to exceed $25.00	We do not currently impose the partial withdrawal charge
Transfer Charge	Upon each transfer beyond 12 transfers in any Policy year	$25.00 for each transfer in excess of 12 per Policy year	We do not currently impose the transfer charge

(1)	The “target premium” is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured’s sex, issue age and underwriting class.

The table below describes the fees and expenses that a policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses(1)

	When Charge is	Amount Deducted Maximum	Amount Deducted Current
Charge	Deducted	Guaranteed Charge the Policy allows	Charge at time of Policy Issue

Monthly Contract Charge	On the effective date and on each monthly deduction day	$16.50 per month in the first Policy year and $10.00 in Year 2+	$16.50 per month in the first Policy year and $4.00 in Year 2+
Cost of Insurance(2) (without extra ratings)
• Minimum Charge	On the effective date and on each monthly deduction day	$0.09 per month per $1000 of net amount at risk(3) (Female, Non-Tobacco, Age 20, Medical Issue)	$0.0138 per month per $1000 of net amount at risk (Female, Non-Tobacco, Age 20, Medical Issue)
• Maximum Charge		$83.33 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)	$33.04 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)
• Charge for a Male, age 48, Guaranteed Issue, during the first Policy year		$0.50 per month per $1000 of net amount at risk	$0.11 per month per $1000 of net amount at risk
Mortality and Expense Risk Charge	On the effective date and on each monthly deduction day	0.90% (annually) of the average cash value on each valuation day	0.70% (annually) of the average cash value on each valuation day Policy years 1-17, and 0.20% (annually) of the average cash value on each valuation day in Policy years 18+
Deferred Sales Load	Annually, on each Policy anniversary during Policy years 2-7	1.50% of all premium received in Policy year 1	1.50% of the premium received up to target premium in Policy year 1, and 0.40% of premium received in excess of target premium in Policy year 1
Term Life Insurance Rider(4)
• Minimum Charge	On the effective date (date of issue) and on each monthly deduction day	$0.06 per month per $1000 of net amount at risk	$0.0138 per month per $1000 of net amount at risk
• Maximum Charge		$83.33 per month per $1000 of net amount at risk	$33.04 per month per $1000 of net amount at risk
• Charge for a Male, age 48, Guaranteed Issue		$0.50 per month per $1000 of net amount at risk	$0.11 per month per $1000 of net amount at risk
Loan Interest Spread(5)	On Policy anniversary or earlier, as applicable(6)	2.00% (annually)	0.70% (annually) in Policy years 1-17; 0.20% (annually) in Policy years 18+

(1)	Different charges apply to Policies issued before January 28, 2002.

(2)	Cost of insurance rates vary based on the insured’s age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your

Policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the administrative office listed on the back cover.

(3)	The net amount at risk equals the life insurance benefit on a monthly deduction day, divided by 1.0032737, minus the cash value as of the monthly deduction day.

(4)	The charge for this rider varies based on the insured’s age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the administrative office listed on the back cover.

(5)	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 6.00% annually) and the amount of interest we credit to the amount in your loan account (which is 4.00% annually).

(6)	While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death. Different Policy loan interest rates apply to Policies issued before January 28, 2002.

The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2007. These expenses may be different in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses	Lowest	Highest

(total of all expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) and other expenses)	0.14%	110.50%

Annual Portfolio Operating Expenses
(expenses deducted from portfolio assets)

The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2007 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Western Reserve by the applicable portfolio. Western Reserve has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus. For information concerning compensation paid for the sale of the Policies, see “Sales of the Policies.”

						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(28)	Expenses
AIM V.I. Capital Appreciation Fund (Series I)(1)	0.61%	0.27%	N/A	N/A	0.88%	0.00%	0.88%

AIM V.I. Dynamics Fund (Series I)(1)	0.75%	0.36%	N/A	N/A	1.11%	0.00%	1.11%

AIM V.I. Financial Services Fund (Series I)(1)	0.75%	0.36%	N/A	N/A	1.11%	0.00%	1.11%

						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	2b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(28)	Expenses
AIM V.I. Global Health Care Fund (Series I)(1)	0.75%	0.32%	N/A	0.01%	1.08%	0.01%	1.07%

AIM V.I. Small Cap Equity Fund (Series I) (2)	0.75%	0.37%	N/A	N/A	1.12%	0.00%	1.12%

AIM V.I. Technology Fund (Series I)(1)	0.75%	0.35%	N/A	N/A	1.10%	0.00%	1.10%

AFIS Global Small Capitalization Fund (Class 2)	0.70%	0.03%	0.25%	N/A	0.98%	0.00%	0.98%

AFIS Growth Fund (Class 2)	0.32%	0.01%	0.25%	N/A	0.58%	0.00%	0.58%

AFIS International Fund (Class 2)	0.49%	0.03%	0.25%	N/A	0.77%	0.00%	0.77%

AFIS New World Fund (Class 2)	0.76%	0.06%	0.25%	N/A	1.07%	0.00%	1.07%

DFA VA Global Bond Portfolio	0.25%	0.06%	N/A	N/A	0.31%	0.00%	0.31%

DFA VA International Small Portfolio	0.50%	0.12%	N/A	N/A	0.62%	0.00%	0.62%

DFA VA International Value Portfolio	0.40%	0.07%	N/A	N/A	0.47%	0.00%	0.47%

DFA VA Large Value Portfolio	0.25%	0.03%	N/A	N/A	0.28%	0.00%	0.28%

DFA VA Short-Term Fixed Portfolio	0.25%	0.06%	N/A	N/A	0.31%	0.00%	0.31%

DFA VA Small Value Portfolio	0.50%	0.06%	N/A	N/A	0.56%	0.00%	0.56%

DWS Equity 500 Index VIP (Class A)(3)(4)	0.19%	0.12%	N/A	N/A	0.31%	0.03%	0.28%

DWS Small Cap Index VIP (Class A)(3)(5)	0.35%	0.15%	N/A	N/A	0.50%	0.03%	0.47%

Fidelity VIP Balanced Portfolio (Initial Class)	0.41%	0.16%	N/A	N/A	0.57%	0.00%	0.57%

Fidelity VIP Contrafund® Portfolio (Initial Class)(6)	0.56%	0.09%	N/A	N/A	0.65%	0.00%	0.65%

Fidelity VIP Growth Portfolio (Initial Class)(6)	0.56%	0.09%	N/A	N/A	0.65%	0.00%	0.65%

						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	2b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(28)	Expenses
Fidelity VIP Growth Opportunities Portfolio (Initial Class)	0.56%	0.12%	N/A	N/A	0.68%	0.00%	0.68%

Fidelity VIP High Income Portfolio (Initial Class)	0.57%	0.11%	N/A	N/A	0.68%	0.00%	0.68%

Fidelity VIP Money Market Portfolio (Initial Class)	0.23%	0.09%	N/A	N/A	0.32%	0.00%	0.32%

First Eagle Overseas Variable Fund(30)	0.75%	0.23%	0.25%	N/A	1.23%	0.00%	1.23%

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class 1)(7)(8)	0.45%	77.53%	N/A	0.18%	78.16%	77.50%	0.66%

Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1)(9)(10)	0.45%	15.58%	N/A	0.18%	16.21%	15.55%	0.66%

Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1)(11)(12)	0.45%	109.87%	N/A	0.18%	110.50%	109.84%	0.66%

Ibbotson Growth ETF Asset Allocation Portfolio (Class 1)(13)(14)	0.45%	43.12%	N/A	0.17%	43.74%	43.09%	0.65%

Ibbotson Income and Growth ETF Allocation Portfolio (Class 1)(15)(16)	0.45%	40.85%	N/A	0.18%	41.48%	40.82%	0.66%

Janus Aspen Flexible Bond Portfolio (Institutional Shares)(17)(18)(19)	0.55%	0.06%	0.00%	0.01%	0.62%	0.00%	0.62%

Janus Aspen Forty Portfolio (Institutional Shares)(17)(18)(20)	0.64%	0.05%	0.00%	0.01%	0.70%	0.00%	0.70%

Janus Aspen International Growth Portfolio (Institutional Shares)(17)(18)	0.64%	0.06%	0.00%	0.00%	0.70%	0.00%	0.70%

						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	2b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(28)	Expenses
Janus Aspen Large Cap Growth Portfolio (Institutional Shares)(17)(18)	0.64%	0.02%	0.00%	0.01%	0.67%	0.00%	0.67%

Janus Aspen Mid Cap Growth Portfolio (Institutional Shares)(17)(18)	0.64%	0.04%	0.00%	0.00%	0.68%	0.00%	0.68%

Janus Aspen Worldwide Growth Portfolio (Institutional Shares)(17)(18)(21)	0.65%	0.02%	0.00%	0.00%	0.67%	0.00%	0.67%

PIMCO VIT All Asset Portfolio (Administrative Class)(22)	1.02%	0.25%	N/A	N/A	1.27%	0.02%	1.25%

PIMCO VIT All Asset Portfolio (Institutional Class)(22)	0.87%	0.25%	N/A	N/A	1.12%	0.02%	1.10%

PIMCO VIT Low Duration Portfolio (Institutional Class)(22)	0.25%	0.25%	N/A	N/A	0.50%	0.00%	0.50%

PIMCO VIT Real Return Portfolio (Institutional Class)(22)	0.25%	0.25%	N/A	N/A	0.50%	0.00%	0.50%

PIMCO VIT Short-Term Portfolio (Institutional Class)(23)	0.25%	0.20%	N/A	N/A	0.45%	0.00%	0.45%

PIMCO VIT StocksPLUS® Growth and Income Portfolio (Institutional Class)(24)	0.25%	0.10%	N/A	N/A	0.35%	0.00%	0.35%

PIMCO VIT Total Return Portfolio (Institutional Class)(25)	0.25%	0.43%	N/A	N/A	0.68%	0.00%	0.68%

Royce Micro-Cap Portfolio	1.25%	0.06%	N/A	N/A	1.31%	0.00%	1.31%

Royce Small-Cap Portfolio	1.00%	0.08%	N/A	N/A	1.08%	0.00%	1.08%

						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	2b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(28)	Expenses
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	N/A	N/A	0.85%	0.00%	0.85%

T. Rowe Price Equity Income Portfolio	0.85%	0.00%	N/A	N/A	0.85%	0.00%	0.85%

T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	N/A	N/A	0.85%	0.00%	0.85%

T. Rowe Price New America Growth Portfolio	0.85%	0.00%	N/A	N/A	0.85%	0.00%	0.85%

T. Rowe Price Limited-Term Bond Portfolio	0.70%	0.00%	N/A	N/A	0.70%	0.00%	0.70%

T. Rowe Price International Stock Portfolio	1.05%	0.00%	N/A	N/A	1.05%	0.00%	1.05%

Third Avenue Value Portfolio	0.90%	0.27%	N/A	N/A	1.17%	0.00%	1.17%

UIF Emerging Markets Debt Portfolio (Class I)	0.75%	0.31%	N/A	N/A	1.06%	0.00%	1.06%

UIF Emerging Markets Equity Portfolio (Class I)	1.21%	0.37%	N/A	N/A	1.58%	0.00%	1.58%

UIF U.S. Mid Cap Value Portfolio (Class I)	0.72%	0.29%	N/A	N/A	1.01%	0.00%	1.01%

Vanguard® VIF Balanced Portfolio	0.14%	0.10%	N/A	N/A	0.24%	0.00%	0.24%

Vanguard® VIF Capital Growth Portfolio	0.24%	0.18%	N/A	N/A	0.42%	0.00%	0.42%

Vanguard® VIF Diversified Value Portfolio	0.24%	0.16%	N/A	N/A	0.40%	0.00%	0.40%

Vanguard® VIF Equity Income Portfolio	0.17%	0.11%	N/A	N/A	0.28%	0.00%	0.28%

Vanguard® VIF Equity Index Portfolio	0.10%	0.04%	N/A	N/A	0.14%	0.00%	0.14%

Vanguard® VIF Growth Portfolio	0.22%	0.15%	N/A	N/A	0.37%	0.00%	0.37%

Vanguard® VIF High Yield Bond Portfolio	0.15%	0.09%	N/A	N/A	0.24%	0.00%	0.24%

Vanguard® VIF International Portfolio	0.25%	0.19%	N/A	N/A	0.44%	0.00%	0.44%

						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	2b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(28)	Expenses
Vanguard® VIF Mid-Cap Index Portfolio	0.19%	0.05%	N/A	N/A	0.24%	0.00%	0.24%

Vanguard® VIF Money Market Portfolio	0.11%	0.04%	N/A	N/A	0.15%	0.00%	0.15%

Vanguard® VIF REIT Index Portfolio	0.25%	0.05%	N/A	N/A	0.30%	0.00%	0.30%

Vanguard® VIF Short-Term Investment-Grade Portfolio	0.11%	0.04%	N/A	N/A	0.15%	0.00%	0.15%

Vanguard® VIF Small Company Growth Portfolio	0.21%	0.15%	N/A	N/A	0.36%	0.00%	0.36%

Vanguard® VIF Total Bond Market Index Portfolio	0.11%	0.05%	N/A	N/A	0.16%	0.00%	0.16%

Vanguard® VIF Total Stock Market Index Portfolio(26)(27)	0.11%	0.05%	N/A	N/A	0.16%	0.00%	0.16%

(1)	The Fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2009.

(2)	The Fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.15% of average daily net assets. This expenses limitation agreement is in effect through at least April 30, 2009.

(3)	Includes 0.10% administration fee.

(4)	Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.28% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(5)	Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.47% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(6)	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% These offsets may be discontinued at any time.

(7)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 77.98%.

(8)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

(9)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 16.03%.

(10)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

(11)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 110.32%.

(12)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I.

(13)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 43.57%.

(14)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

(15)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 41.30%.

(16)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

(17)	The ”Management Fee” is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year. For Janus Aspen Worldwide Growth Portfolio, this fee may go up or down monthly based on the Portfolio’s performance relative to its benchmark index.

(18)	”Acquired Fund” means any underlying portfolio (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to each Portfolio’s ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

(19)	Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive Janus Aspen Flexible Bond Portfolio total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information (”SAI”).

(20)	Dividends or interest on short sales, which are paid to the lender of borrowed securities, are considered Other Expenses. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest. Including such short sale dividends of 0.02%, Other Expenses total 0.05%.

(21)	Janus Aspen Worldwide Growth Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio’s performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60% for Janus Aspen Worldwide Growth Portfolio, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to ”Management Expenses” in the Prospectus for additional information with further description in the Statement of Additional Information (”SAI”).

(22)	“Other Expenses” reflect an administrative fee of 0.25%.

(23)	“Other Expenses” reflect an administrative fee of 0.20%.

(24)	“Other Expenses” reflect an administrative fee of 0.10%.

(25)	“Other Expenses” reflect an administrative fee of 0.25% and interest expense.

(26)	Although the Portfolio is not expected to incur any net expenses directly, the Portfolio’s shareholders indirectly bear the expenses of the underlying Vanguard® funds (the Acquired Funds) in which the Portfolio invests. This figure includes transaction costs (i.e. purchase and redemption fees), if any, imposed on the Portfolio by the Acquired Funds.

(27)	The Total Annual Portfolio Operating Expensed shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not included the Acquired Fund Fees and Expenses.

(28)	For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2007. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangement, annual portfolio operating expenses would have been:

(30)	Other expenses reflect actual expenses during the fiscal year ended December 31, 2007; the largest of these were monies paid to parties providing transfer agency services to the Fund, including those provided by insurance companies maintaining omnibus accounts with the Fund and acting as sub-transfer agents on behalf of their Variable Contract holders.

						Fees and
						Expenses
				Acquired	Gross	Voluntarily	Total
				Fund Fees	Total	Waived	Net
	Management	Other	12b-1	and	Annual	or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed	Expenses

AFIS Global Small Capitalization Fund (Class 2)(29)	0.70%	0.03%	0.25%	N/A	0.98%	0.07%	0.91%
AFIS Growth Fund (Class 2)(29)	0.32%	0.01%	0.25%	N/A	0.58%	0.03%	0.55%
AFIS International Fund (Class 2)(29)	0.49%	0.03%	0.25%	N/A	0.77%	0.05%	0.72%
AFIS New World Fund (Class 2)(29)	0.76%	0.06%	0.25%	N/A	1.07%	0.08%	0.99%

(29)	The series’ investment adviser is currently waiving 10% of its management fee. The waiver may be discontinued at any time in consultation with the series’ board, but it is expected to continue at this level until further review. The series’ investment adviser and board intend to review the waiver as circumstances warrant. Management fees and total expenses do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the series’ prospectus and in the series’ annual report.

WESTERN RESERVE, THE SEPARATE ACCOUNT AND THE PORTFOLIOS

Western Reserve

Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve’s main office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Western Reserve’s administrative office for this Policy is located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499. We are obligated to pay all benefits under the Policy.

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The Portfolios

The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. There is no assurance that any portfolio will achieve its stated objective(s). An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. You can find more detailed information about the portfolios, including a description of risks, in the portfolio prospectuses. You may obtain a free copy of the portfolio prospectuses by contacting us at 1-888-804-8461. You should read the portfolio prospectuses carefully.

AIM Variable Insurance Funds managed by Invesco Aim Advisors, Inc.	• AIM V.I. Capital Appreciation Fund – Series I Shares — The fund’s investment objective is growth of capital. The fund seeks to meet its objective by investing primarily in common stocks of companies of all market capitalizations.

The following affiliates of the advisor serve as sub-advisors to the fund:

AIM Funds Management Inc. (anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited
• AIM V.I. Dynamics Fund – Series I Shares — The fund’s investment objective is long-term capital growth. The fund seeks to meet its objective by investing, normally, at least 65% of its assets in equity securities of mid-capitalization companies.

• AIM V.I. Financial Services Fund – Series I Shares — The fund’s investment objective is capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers engaged primarily in financial-related services.

• AIM V.I. Global Health Care Fund – Series I Shares — The fund’s investment objective is capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies.

• AIM V.I. Small Cap Equity Fund – Series I Shares — The fund’s investment objective is long-term growth of capital. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities of small-capitalization companies.

• AIM V.I. Technology Fund – Series I Shares — The fund’s investment objective is capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings, in equity securities of issuers engaged primarily in technology-related industries.

American Funds Insurance Series managed by Capital Research and Management Company	• AFIS Global Small Capitalization Fund (Class 2) seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world.

• AFIS Growth Fund (Class 2) seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

• AFIS International Fund (Class 2) seeks to make your investment grow over time by investing primarily in common stocks of companies located outside of the United States.

• AFIS New World Fund (Class 2) seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

DFA Investment Dimensions Group, Inc. advised by Dimensional Fund Advisors LP	• DFA VA Global Bond Portfolio seeks to maximize total returns available from a universe of high quality fixed income instruments maturing in five years or less.

• DFA VA International Small Portfolio is a no-load mutual fund designed to achieve long-term capital appreciation.

• DFA VA International Value Portfolio is a no-load mutual fund designed to achieve long-term capital appreciation.

• DFA VA Large Value Portfolio is a no-load mutual fund designed to capture the returns and diversification benefits of a broad cross-section of US value companies, on a market-cap weighted basis.

• DFA VA Short-Term Fixed Portfolio seeks to achieve stable real value of capital with a minimum of risk.

• DFA VA Small Value Portfolio is a no-loan mutual fund designed to capture the returns and diversification benefits of a broad cross-section of US small value companies, on a market-cap weighted basis.

DWS Scudder Distributors, Inc. managed by Deutsche Investment Management Americas and the funds listed are subadvised by Northern Trust Investments, N.A.
• DWS Equity 500 Index VIP (Class A) seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), which emphasizes stocks of large US companies. Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. Deutsche Investment Management Americas is the Investment Advisor for the portfolio and Northern Trust Investments, N.A. is the subadvisor.

• DWS Small Cap Index VIP (Class A) seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies. Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments,such as futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index. Deutsche Investment Management Americas is the Investment Advisor for the portfolio and Northern Trust Investments, N.A. is the subadvisor.

Fidelity Variable Insurance Products Funds (Initial Class) managed by Fidelity Management & Research Company
• Fidelity VIP Balanced Portfolio (Initial Class) seeks income and capital growth consistent with reasonable risk.

• Fidelity VIP Contrafund® Portfolio (Initial Class) seeks long-term capital appreciation.

• Fidelity VIP Growth Portfolio (Initial Class) seeks to achieve capital appreciation.

• Fidelity VIP Growth Opportunities Portfolio (Initial Class) seeks to provide capital growth.

• Fidelity VIP High Income Portfolio (Initial Class) seeks a high level of current income, while also considering growth of capital.

• Fidelity VIP Money Market Portfolio (Initial Class) seeks as high a level of current income as is consistent with the preservation of capital.

First Eagle Variable Fund advised by Arnhold and S. Bleichroeder Advisers, LLC	• First Eagle Overseas Variable Fund seeks long-term growth of capital.

Ibbotson ETF Allocation Series advised by ALSP Advisers, Inc.	• Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with capital appreciation.

• Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with capital appreciation and some current income.

• Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with current income and preservation of capital.

• Ibbotson Growth ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with capital appreciation.

• Ibbotson Income and Growth ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with current income and capital appreciation.

Janus Aspen Series managed by Janus Capital Management LLC
• Janus Aspen Flexible Bond Portfolio (Institutional Shares) seeks to obtain maximum total return, consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in bonds.

• Janus Aspen Forty Portfolio (Institutional Shares) seeks long-term growth of capital by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential.

• Janus Aspen International Growth Portfolio (Institutional Shares) seeks long-term growth of capital by investing under normal circumstances at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers. It may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets.

• Janus Aspen Large Cap Growth Portfolio (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase.

• Janus Aspen Mid Cap Growth Portfolio (Institutional Shares) seeks long-term growth of capital by investing under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap® Growth Index.

• Janus Aspen Worldwide Growth Portfolio (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets.

PIMCO Variable Insurance Trust managed by Pacific Investment Management Company LLC
• PIMCO VIT All Asset Portfolio (Administrative Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing its assets in shares of the PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

• PIMCO VIT All Asset Portfolio (Institutional Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing substantially all of its assets in Institutional Class shares of some of the PIMCO Funds.

• PIMCO VIT Low Duration Portfolio (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.

• PIMCO VIT Real Return Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management.

• PIMCO VIT Short-Term Portfolio (Institutional Class) seeks maximum current income, consistent with preservation of capital and daily liquidity by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

• PIMCO VIT StocksPLUS® Growth and Income Portfolio (Institutional Class) seeks to achieve a total return which exceeds the total return performance of the S&P 500.

• PIMCO VIT Total Return Portfolio (Institutional Class) seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.

Royce Capital Fund managed by Royce & Associates, LLC
• Royce Micro-Cap Portfolio seeks long-term growth of capital by investing its assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies (companies with stock market capitalization less than $500 million).

• Royce Small-Cap Portfolio seeks long-term growth of capital by investing its assets primarily in equity securities issued by small companies (companies with stock market capitalization less than $2.5 billion).

T. Rowe Price Equity Series, Inc. managed by T. Rowe Price Associates, Inc.	• T. Rowe Price Blue Chip Growth Portfolio seeks to provide long-term growth of capital by investing in the common stocks of large and medium-sized blue chip growth companies; income is a secondary objective.

• T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

• T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

• T. Rowe Price New America Growth Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

T. Rowe Price Fixed Income Series, Inc. managed by T. Rowe Price Associates, Inc.	• T. Rowe Price Limited-Term Bond Portfolio seeks a high level of income consistent with moderate fluctuations in principal value.

T. Rowe Price International Series, Inc. managed by T. Rowe Price International, Inc.	• T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.

Third Avenue Variable Series Trust managed by Third Avenue Management LLC
• Third Avenue Value Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in the securities of well-capitalized, well-managed companies which are available at a significant discount to what the Adviser believes is their intrinsic value.

The Universal Institutional Funds, Inc. managed by Morgan Stanley Investment Management Inc.
• UIF Emerging Markets Debt Portfolio (Class I) seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

• UIF Emerging Markets Equity Portfolio (Class I) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

• UIF U.S. Mid Cap Value Portfolio (Class I) seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Vanguard® Variable Insurance Fund managed by the following: Balanced and High Yield Bond – Wellington Management Company, LLP	• Vanguard® VIF Balanced Portfolio seeks to conserve capital, while providing moderate income and moderate long-term growth of capital and income.

• Vanguard® VIF Capital Growth Portfolio seeks to provide long-term growth of capital.

Capital Growth – PRIMECAP Management Company Diversified Value – Barrow, Hanley, Mewhinney & Strauss Equity Income – Wellington Management Company and The Vanguard® Group	• Vanguard® VIF Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income.

• Vanguard® VIF Equity Income Portfolio seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income.

• Vanguard® VIF Equity Index Portfolio seeks to provide long-term growth of capital and income by attempting to match the

Equity Index, Mid-Cap Index, Total Stock Market Index and REIT Index – Vanguard’s® Quantitative Equity Group

Growth – Alliance Capital Management, L.P.

International – Schroder Investment Management North America Inc.

Money Market, Short-Term Investment-Grade and Total Bond Market Index – Vanguard’s® Fixed Income Group

Small Company Growth – Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co LLC
performance of a broad-based market index of stocks of large U.S. companies.

• Vanguard® VIF Growth Portfolio seeks to provide long-term growth of capital by investing primarily in large-capitalization stocks of high-quality, seasoned U.S. companies with records or superior growth.

• Vanguard® VIF High Yield Bond Portfolio seeks to provide a higher level of income by investing primarily in a diversified group of high-yielding, higher-risk corporate bonds with medium- and lower-range credit-quality ratings, commonly known as “junk bonds”.
• Vanguard® VIF International Portfolio seeks to provide a long-term growth of capital by investing primarily in the stocks of seasoned companies located outside of the United States.

• Vanguard® VIF Mid-Cap Index Portfolio seeks to provide long-term growth of capital by attempting to match the performance of a broad-based market index of stocks of medium-size U.S. companies.
• Vanguard® VIF Money Market Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1. An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

• Vanguard® VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital.
• Vanguard® VIF Short-Term Investment-Grade Portfolio seeks income while maintaining a high degree of stability of principal.

•   Vanguard® VIF Small Company Growth Portfolio seeks to provide long- term growth of capital by investing primarily in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $1-$2 billion).

•   Vanguard® VIF Total Bond Market Index Portfolio seeks to provide a higher level of income by attempting to match the performance of a broad-based market index of publicly traded, investment-grade bonds.

• Vanguard® VIF Total Stock Market Index Portfolio seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.

Selection of the Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for the sale of the Policies. (For additional information on these arrangements, see “Revenue We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policy owners.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that are available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse a particular portfolio and we do not provide investment advice.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:

•	Rule 12b-1 fees. We receive 12b-1 fees from the portfolios in the American Funds Insurance Series and First Eagle Overseas Portfolio. The fee received from American Funds Insurance Series and the First Eagle Overseas Portfolio is 0.25% of assets annually. All fees received by us are based on the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.

•	Administrative, Marketing and Support Service fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including Transamerica Capital, Inc. (“TCI”). These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying portfolio assets. Policy owners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the portfolios for more information). The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Us and TCI From the Funds

	Maximum Fee		Maximum Fee
Fund	% of assets*	Fund	% of assets*

A I M Variable Insurance Funds	0.25%	Fidelity Variable Insurance Products Fund	0.05% after $100 million plus 0.05% after $150 million**
T. Rowe Price International Series, Inc.	0.15% after $25 million**	Janus Aspen Series	0.15% after $50 million**
PIMCO Variable Insurance Trust (Administrative Class)	0.25%	T. Rowe Price Equity Series, Inc.	0.15% after $25 million **
American Funds Insurance Series	0.25%	The Universal Institutional Funds, Inc.	0.25%
First Eagle Variable Fund	0.25%

*	Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.

**	We receive this percentage on specified subaccounts once a certain dollar amount of fund shares are held in those subaccounts of Western Reserve and its affiliates.

Proceeds from certain of these payments by the underlying funds, the advisers, the sub-advisers and/or their affiliates may be profit to us and may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies and (2) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policy owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premium or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy’s subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

If we do not receive voting instructions on time from some policy owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy values. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges are expected to result in a profit to us.

Services and benefits we provide under the Policy:

•	the life insurance benefit, cash value and loan benefits;

•	investment options, including net premium allocations;

•	administration of elective options; and

•	the distribution of reports to owners.

Costs and expenses we incur:

•	costs associated with processing and underwriting applications and changes in face amount and riders;

•	expenses of issuing and administering the Policy (including any Policy riders);

•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:

•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Percent of Premium Load

We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract (“MEC”). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured’s sex, issue age, and underwriting class and is listed on your Policy’s specification page.

For Policies issued on or after January 28, 2002, the percent of premium load currently equals:

•	11.50% of premium received up to target premium and 1.00% of premium received in excess of target premium in Policy Year 1; and

•	6.00% of premium received up to target premium and 0.50% of premium received in excess of target premium in Policy years 2-7; and

•	2.10% of premium received up to target premium and 0.50% of premium received in excess of target premium in Policy years 8-10; and

•	0.50% of all premium received thereafter.

We can increase the percent of premium load, but the maximum percent of premium load deduction is 11.50% of each premium payment received up to target premium in all years; and 4.5% of each premium payment received in excess of target premium in Policy year 1 and 7.5% of each premium payment received in excess of target premium in all Policy years thereafter. Different charges apply to Policies issued before January 28, 2002.

Deferred Sales Load

On each Policy anniversary during Policy years 2-7, we deduct a percent of either the premium received in Policy year 1 or the decrease in premium in excess of target premium received in Policy year 1.

For Policies issued on or after May 1, 2001, the current deferred sales load equals:

•	1.50% of premium received up to target premium in Policy year 1 (for a cumulative total of 9% through Policy year 7); and

•	0.40% of premium received in excess of target premium in Policy year 1 (for a cumulative total of 2.4% through Policy year 7).

We can increase this charge, but the maximum deferred sales load is 1.50% of all premium received in Policy year 1 (for a cumulative total of 9% through Policy year 7). Different charges apply to Policies issued before May 1, 2001. The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales load in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales load.

Monthly Deduction

We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:	• the monthly contract charge; plus

• the monthly cost of insurance charge for the Policy; plus

• the monthly charge for any benefits provided by riders attached to the Policy; plus

• a factor representing the mortality and expense risk charge.

Monthly Contract Charge:	• This charge currently equals $16.50 each Policy month in the first Policy year and $4.00 each month thereafter.

• We can increase this charge, but we guarantee this charge will never be more than $16.50 each month in the first Policy year and $10.00 each month thereafter.

• This charge is used to cover administrative services relating to the Policy.

Monthly Cost of Insurance Charge:
• We calculate and deduct this charge monthly. The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

• The monthly cost of insurance charge is equal to 1. multiplied by the result of 2. minus 3., where:

1. is the monthly cost of insurance rate per $1,000 of insurance;

2. is the number of thousands of dollars of life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3) divided by 1.0032737; and

 3. is the number of thousands of dollars of cash value as of the monthly deduction day (before this cost of insurance deduction), and after the mortality and expense risk charge, any applicable contract charge and the costs of any riders are subtracted.)

• This charge is used to compensate us for the anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured’s sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

The guaranteed rates for standard classes are based on the 1980 Commissioners’ Standard Ordinary Mortality Tables, Male or Female (“1980 CSO Tables”). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue. Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

Optional Insurance Riders:	• The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

Mortality and Expense Risk Charge:	• We deduct a monthly charge, which accrues daily, from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume.

 The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. For Policies issued on or after January 28, 2002, the current mortality and expense risk charge is equivalent to:

• An effective annual rate of 0.70% in Policy years 1-17; and

• An effective annual rate of 0.20% thereafter.

 Different charges apply to Policies issued prior to January 28, 2002. We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 0.90% in all Policy years.

 The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

 If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any corporate purpose, including distribution or other costs.

Administrative Charges

Partial Withdrawal Charge

•	After the first Policy year, you may make a partial withdrawal.

•	When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

•	We currently do not impose this charge.

•	We deduct this amount from the withdrawal on a pro-rata basis from the subaccounts unless we may otherwise require or agree.

•	We will not increase this charge.

Loan Interest

•	Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

•	If you purchased your Policy after January 28, 2002, we currently charge you an annual interest rate on a Policy loan of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+. Different loan interest rates apply for Policies purchased before January 28, 2002.

•	After offsetting the 4.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.70% (annually) in Policy years 1-17 and 0.20% (annually) in Policy years 18+.

•	The maximum guaranteed interest rate we will charge for a Policy loan is 6.00% (annually). After offsetting the 4.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% (annually).

•	We may declare various lower Policy loan interest rates.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis, unless you specify a different allocation by written notice to our administrative office.

Transfer Charge

•	We currently allow you to make any number of transfers each year free of charge.

•	We reserve the right to charge $25 for each transfer over 12 during a Policy year.

•	For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

•	We will not increase this charge.

•	We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See “Disruptive Trading and Market Timing” below under “TRANSFERS.”

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.14% to 110.50% in 2007. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus, and the fund prospectuses.

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. We will administer any redemption fees and deduct them from your cash value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.

THE POLICY

Ownership Rights

The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy while the insured is living. The principal rights an owner may exercise are:

•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

•	to change the owner of this Policy (there may be tax consequences);

•	to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

•	to select the tax test — guideline premium test or the cash accumulation test — applicable to the Policy on the Policy application. Once selected, the test may not be changed.

No designation or change in designation of an owner will take effect unless we receive a written request at our administrative office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

•	to assure continued qualification of the Policy under the Code or other federal or state laws relating to variable life insurance policies; or

•	to reflect a change (permitted by the Policy) in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.

If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

Purchasing a Policy

We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five Policies are issued, each on the life of a different insured; or

•	The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

To purchase a Policy, you must submit a complete application and an initial premium to us at our administrative office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with Transamerica Capital, Inc., the principal underwriter for the Policy and us.

Our current minimum face amount of a Policy is generally $25,000.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age 75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or

•	the date the insured completes all of the medical tests and examinations that we require.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts, or exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

If you contemplate exchanging your existing life insurance policy for the Policy, you should consult a tax advisor to discuss the potential tax effects of such a transaction. See “Federal Income Tax Considerations.”

Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid and received at the administrative office.

Free-Look Period

You may cancel your Policy for a refund during the “free-look period” by returning it to us at our administrative office or to the sales representative who sold it to you. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise, the Policy will be deemed delivered to you 4 days after we mail the Policy. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

•	the cash value as of the date the Policy is returned; or

•	the premiums paid less any partial withdrawals.

Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

Backdating a Policy

If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

Cost of insurance charges are based in part on the insured’s age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

POLICY FEATURES

Premiums

Allocating Premiums

In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts. You must follow these guidelines:

•	allocation percentages must be in whole numbers; and

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

The initial “net premium” will be allocated to the general account during the free-look period and will earn interest at an annual rate (minimum 4%) that we declare. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. At the end of the free-look period, we will allocate the net premium, including interest earned during the free-look period, to the subaccounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our administrative office or faxing us at 319-355-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

Certain subaccounts may impose restrictions on allocations. If a selected subaccount is not available, amounts will be held in suspense and allocated to the selected subaccount once available, generally within two days of the request.

You should periodically review how your cash value is allocated among the subaccounts because market conditions and your overall financial objectives may change.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the annual deferred sales load (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments in full and on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy’s net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period). See “Policy Lapse and Reinstatement.”

Premium Limitations

Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

Making Premium Payments

We will consider any payments you make to be premium payments. While there is indebtedness, we will treat payments made as premium payments unless you indicate that the payment is a loan repayment. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Western Reserve Life Assurance Co. of Ohio. As an accommodation to you, we will accept initial and subsequent premium payments ($1,000 minimum) by wire transfer. You must send a simultaneous fax transmission to 319-355-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our administrative office an appropriate fax or a completed application.

If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

M & T Bank
ABA #022000046
For credit to: Western Reserve Life Assurance Co. of Ohio
Account #: 89487643

Include your name and Policy number on all correspondence

TRANSFERS

General

You or your agent/registered representative of record may make transfers among the subaccounts. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•	You may request transfers in writing (in a form we accept), or by fax to our administrative office.

•	The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

•	The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

•	We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

•	Transfer charges will be deducted on a pro-rata basis from each subaccount from which a transfer was made.

•	We consider all transfers made in any one day to be a single transfer.

•	Transfers resulting from loans, asset rebalancing, and the reallocation of cash value immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.

•	Certain subaccounts may impose restrictions on transfers. If a selected subaccount is not available, the transfer will be made into the selected subaccount once available, generally within two days of the request.

Disruptive Trading and Market Timing

Statement of Policy.  This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2) an adverse effect on portfolio management, such as:

(a) impeding a portfolio manager’s ability to sustain an investment objective;

(b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3) increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection.  We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence.  If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies.  The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares redeemed within a certain time after purchase. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that, upon written request by a fund or its designee, we are required to provide the fund with information about an individual policy owner and the policy owner’s trading activities in and out of one or more portfolios of the fund. In addition, a fund may require us to restrict or prohibit a policy owner’s purchases and exchanges of shares of a specified portfolio if the fund identifies such policy owner as violating the frequent trading policies established for that portfolio. Please read the fund’s prospectuses for information about restrictions on transfers.

Omnibus Order.  Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Transfer Procedures

To make a transfer via fax, send your instructions to 319-355-2378 Monday - Friday 8:00 a.m. — 4:30 p.m. Central time.

Please note the following regarding fax transfers:

•	We will employ reasonable procedures to confirm that fax instructions are genuine.

•	Fax orders must be received at our administrative office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.

•	We will not be responsible for same-day processing of transfers if faxed to a number other than 319-355-2378.

•	We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days of receipt of confirmation of fax transmittal and send us proof of your fax transmittal.

•	We may discontinue this option at any time.

We cannot guarantee that faxed transactions will always be available. For example, our administrative office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Asset Rebalancing Program

We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. You may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy’s current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	• you must submit to us at our administrative office a completed asset rebalancing request form signed by the policy owner; and

• you must have a minimum cash value of $10,000 or make a $10,000 initial premium payment.

There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

Asset rebalancing will cease if:	• we receive your request to discontinue participation at our administrative office;

• you make any transfer to or from any subaccount other than under a scheduled rebalancing; or

• you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Note carefully:

•	Western Reserve does not offer, and does not engage any third parties to offer, investment allocation services of any type for use with the Policy.

•	Western Reserve is not party to any agreement that you may have with any third parties that offer investment allocation services for use with your Policy.

•	Any fee that is charged by third parties offering investment allocation services for use with your Policy is in addition to the fees and expenses that apply under your Policy.

POLICY VALUES

Cash Value

Your Policy’s cash value:

•	Varies from day to day, depending on the investment experience of the subaccounts you choose, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.

•	Equals the sum of all values in each subaccount and the loan account.

•	Is determined on the effective date and on each valuation day.

•	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Cash Value

The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our administrative office.

Net cash value on any valuation date equals:	• the cash value as of such date; minus

• any outstanding indebtedness (Policy loan amount plus any accrued interest).

Subaccount Value

Each subaccount’s value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount’s value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

Accumulation Units

Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our administrative office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

•	partial withdrawals or transfers from a subaccount;

•	surrender of the Policy;

•	payment of the life insurance benefit proceeds;

•	Policy loans; and

•	the monthly deduction.

The number of accumulation units in any subaccount on any monthly deduction day equals:	• the initial units purchased at accumulation unit value at the end of the free-look period; plus

• units purchased with additional net premium(s); plus

• units purchased via transfers from another subaccount or the loan account; minus

• units redeemed to pay for monthly deductions; minus

• units redeemed to pay for partial withdrawals; minus

• units redeemed as part of a transfer to another subaccount or the loan account; minus

• units redeemed to pay any transfer charges, any partial withdrawal charges, and any redemption fees that may apply.

Accumulation Unit Value

We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

Net Investment Factor

The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

•	the result of

•	the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus

•	the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the “ex-dividend” date occurs during the current valuation period; and the result divided by

•	the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.

LIFE INSURANCE BENEFIT

As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our administrative office satisfactory proof of the insured’s death, written direction on how to pay the life insurance benefit, and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

Life insurance benefit proceeds equal:	• the life insurance benefit (described below); minus

• any monthly deductions due during the late period (if applicable); minus

• any outstanding indebtedness or due and unpaid charges; plus

• any additional insurance in force provided by rider.

We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured’s age or sex.

Life Insurance Benefit Options

The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value.

You must also choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

Life insurance benefit under Option 1 is the greater of	1. the face amount of the Policy; or
2. the applicable percentage called the “limitation percentage,” multiplied by the cash value on the insured’s date of death.

Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

Option 1 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

If at any time, however, the cash value multiplied by the limitation percentage is less than the face amount, the life insurance benefit will equal the face amount of the Policy.

Life insurance benefit under Option 2 is the greater of:	1. the face amount; plus the cash value on the insured’s date of death; or
2. the limitation percentage; multiplied by the cash value on the insured’s date of death.

Under Option 2, the life insurance benefit always varies as the cash value varies.

Option 2 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

If at any time, however, cash value multiplied by the limitation percentage is less than the face amount plus the cash value, then the life insurance benefit will be the face amount plus the cash value of the Policy.

Life insurance benefit under Option 3 is the greater of:	1. the face amount; plus
• cumulative premiums paid; less
• cumulative partial withdrawals; or
2. the limitation percentage; multiplied by
• the cash value on the insured’s date of death.

Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

Option 3 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

*          *          *

The Policy is intended to qualify under Section 7702 of the Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Life Insurance Benefit Compliance Tests

Under Section 7702 of the Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GPT)” or a “cash value accumulation test (CVAT).” You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

Limitation Percentages Table – Guideline Premium Test

Insured’s		Insured’s		Insured’s
Attained Age		Attained Age		Attained Age
on Policy	Limitation	on Policy	Limitation	on Policy	Limitation
Anniversary	Percentage	Anniversary	Percentage	Anniversary	Percentage

0-40	250	59	134	78	105
41	243	60	130	79	105
42	236	61	128	80	105
43	229	62	126	81	105
44	222	63	124	82	105
45	215	64	122	83	105
46	209	65	120	84	105
47	203	66	119	85	105
48	197	67	118	86	105
49	191	68	117	87	105
50	185	69	116	88	105
51	178	70	115	89	105
52	171	71	113	90	105
53	164	72	111	91	104
54	157	73	109	92	103
55	150	74	107	93	102
56	146	75	105	94-99	101
57	142	76	105	100 and older	100
58	138	77	105

Limitation Percentages Table – Cash Value Accumulation Test

Insured’s			Insured’s			Insured’s
Attainted Age	Limitation		Attained Age	Limitation		Attained Age	Limitation
on Policy	Percentage		on Policy	Percentage		on Policy	Percentage
Anniversary	Male	Female	Anniversary	Male	Female	Anniversary	Male	Female

20	631	751	47	267	312	74	137	148
21	612	727	48	259	303	75	135	145
22	595	704	49	251	294	76	133	142
23	577	681	50	244	285	77	131	139
24	560	659	51	237	276	78	129	136
25	542	638	52	230	268	79	127	134
26	526	617	53	224	261	80	125	131
27	509	597	54	218	253	81	124	129
28	493	578	55	212	246	82	122	127
29	477	559	56	206	239	83	121	125
30	462	541	57	201	232	84	119	123
31	447	523	58	195	226	85	118	121
32	432	506	59	190	219	86	117	119
33	418	489	60	186	213	87	116	118
34	404	473	61	181	207	88	115	117

Insured’s			Insured’s			Insured’s
Attainted Age	Limitation		Attained Age	Limitation		Attained Age	Limitation
on Policy	Percentage		on Policy	Percentage		on Policy	Percentage
Anniversary	Male	Female	Anniversary	Male	Female	Anniversary	Male	Female

35	391	458	62	177	201	89	114	115
36	379	443	63	172	196	90	113	114
37	366	428	64	168	191	91	112	113
38	355	414	65	164	186	92	111	111
39	343	401	66	161	181	93	110	110
40	332	388	67	157	176	94	109	109
41	322	376	68	154	172	95	107	108
42	312	364	69	151	167	96	106	106
43	302	353	70	148	163	97	105	105
44	293	342	71	145	159	98	103	103
45	284	332	72	142	155	99	102	102
46	275	322	73	140	152	100	100	100

If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

Choosing a Life Insurance Benefit Option

You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay. Your Policy will be issued with Option 1 if no life insurance benefit option is designated on the application.

Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

Changing the Life Insurance Benefit Option

After the first Policy year, you may change the life insurance benefit option for an insured’s coverage (subject to the rules below). We will notify you of the new face amount.

•	You may not change between Options 2 and 3.

•	You must send your written request to our administrative office.

•	We may require proof of insurability.

•	The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

•	You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

•	If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

•	If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

•	If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

•	If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

•	You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s life insurance benefit option.

How Life Insurance Benefits May Vary in Amount

As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy’s cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

Changing the Face Amount

Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

Decreasing the Face Amount

After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy’s face amount.

Conditions for decreasing the face amount:	• You must send your written request to our administrative office.

• You may not decrease your face amount lower than $25,000.

• You may not decrease your face amount if it would disqualify your Policy as life insurance under the Code.

• A decrease in face amount will take effect on the monthly deduction day on or immediately following our receipt of your written request.

Increasing the Face Amount

After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy’s face amount.

Conditions for increasing the face amount:	• You must submit a written application to our administrative office.

• You must submit additional evidence of insurability as requested.

• We reserve the right to decline any increase request.

• You do not need to increase your premium, but there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

• An increase in face amount will take effect on the monthly deduction day on or after we approve your written request.

• The two-year period in the incontestability and suicide exclusion provision will each start on the date when such increase takes effect.

• IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

Duration of the Policy

The Policy’s duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

Payment Options

There are several ways of receiving proceeds under the life insurance benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of a separate account. The options are described in your Policy and the SAI.

SURRENDERS AND PARTIAL WITHDRAWALS

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our administrative office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred (except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits) we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial withdrawals or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy’s expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount. A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

Partial Withdrawals

After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

Conditions for partial withdrawal:	• You must send your written partial withdrawal request with an original signature to our administrative office.

• The minimum amount of the partial withdrawal is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining in each subaccount from which the partial withdrawal is made.

• There is no limit to the number of partial withdrawals per Policy year.

• The partial withdrawal will be deducted from each of the subaccounts on a pro-rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

• You may not take a partial withdrawal if it will reduce the face amount below the minimum face amount set forth in the Policy.

• We generally will pay a partial withdrawal request within seven days following the valuation day we receive the request at our administrative office.

• We reserve the right to deduct a processing fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro-rata basis from the subaccounts unless we may otherwise require or agree.

• The cash value and the net cash value will be reduced, as of the date of payment, by the amount of partial withdrawal that you make.

• You may not take a partial withdrawal that would disqualify your Policy as life insurance under the Code.

• A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations.”

If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. We do not allow partial withdrawals that would reduce the face amount below $25,000.

LOANS

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan before the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan. See “Federal Income Tax Considerations.”

Conditions for Policy loans:	• We may require you to borrow at least $500.

• The maximum amount you may borrow is 90% of the net cash value.

• Outstanding loans have priority over the claims of any assignee or other person.

• The loan may be repaid totally or in part.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions.

You may also fax your loan request to us at 319-355-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days of receipt of confirmation of fax transmittal, and send proof of your fax transmittal to our administrative office.

At each Policy anniversary, we will compare the outstanding loan amount (including loan interest in advance until the next Policy anniversary, if not paid) to the amount in the loan account (including interest credited to the loan account during the previous Policy year). We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts to the loan account, in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts in the same manner as current net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

Interest Rate Charged

If you purchased your Policy after January 28, 2002, we currently charge an annual interest rate on a Policy loan that is equal to 4.70% in Policy years 1-17 and 4.20% in Policy years 18+ (the annual interest rate we charge is guaranteed not to exceed 6.0%.). Different current loan interest rates apply for Policies issued prior to January 28, 2002. Interest is payable in arrears on each Policy anniversary. We may declare various lower Policy loan interest rates. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 6.0%, any subsequent increase in the interest rate is subject to the following conditions:

•	The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

•	The amount by which we may increase the interest rate will not exceed 1% per year, but the maximum annual interest rate will be 6%.

•	We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

•	We will give notice of any change in the annual interest rate within 30 days of the change.

Loan Account Interest Rate Credited

We will credit the amount in the loan account with interest at an effective annual rate of 4.0%.

Indebtedness

Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

Repayment of Indebtedness

You may repay indebtedness at any time. Payments must be sent to our administrative office and will be credited as of the date received. We will treat payments made while there is indebtedness as premium payments unless you indicate that the payment is a loan repayment. Note that premium payments result in additional charges to you, but loan repayments do not. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

Effect of Policy Loans

A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest, net of any loan repayments. This amount is not affected by the separate account’s investment performance. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.

If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the late period. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and will charge any monthly deductions due to the subaccounts according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.

Reinstatement

At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement to our administrative office;

•	provide evidence of insurability that is satisfactory to us;

•	make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

•	either reinstate or repay any unpaid loan.

We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

•	the end of the late period;

•	the date the insured dies; or

•	the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS

PURSUANT TO U.S. TREASURY DEPARTMENT CIRCULAR 230, THE COMPANY IS INFORMING POLICY HOLDERS AND PROSPECTIVE POLICY HOLDERS THAT (A) THE SUMMARY SET FORTH BELOW IS NOT INTENDED AND WAS NOT WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSES OF AVOIDING PENALTIES UNDER THE U.S. FEDERAL TAX LAWS OR ANY OTHER APPLICABLE TAX LAWS THAT MAY BE IMPOSED ON THE TAXPAYER, (B) THE SUMMARY SET FORTH BELOW WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE COMPANY OF THE POLICIES, AND (C) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies that continue after the insured attains age 100 will be excludible from the beneficiary’s gross income and whether Policy cash value will be deemed to be distributed to you when the insured attains age 100. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the Policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary’s gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”).

Modified Endowment Contracts.  Under the Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•	All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

•	A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 17th Policy year are less clear, and a tax advisor should be consulted about such loans.

Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Multiple Policies.  All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Continuation Beyond Age 100.  If the Policy continues in force beyond the insured’s 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.

Section 1035 Exchanges.  Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.  If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

Deductibility of Policy Loan Interest.  In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Business Uses of the Policy.  The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted rules relating to life insurance owned by businesses, and the IRS has issued guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Employer-Owned Life Insurance Contracts.  Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract that is owned by an employer that insures an employee of the employer and under which the employer is a direct or indirect beneficiary. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j), and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts. The requirements of new section 101(j) generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the

Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Alternative Minimum Tax.  There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Estate, Gift and Generation — Skipping Transfer Taxes.  When the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the Policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner’s estate upon the owner’s death. The Policy would not be includable in the insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Possible Tax Law Changes.  Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

Possible Charges for Western Reserve’s Taxes.  At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policies. We reserve the right to charge the subaccounts for any future taxes or economic burden we may incur. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTHER POLICY INFORMATION

Payments We Make

We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement options within seven calendar days after we receive all applicable written notices and/or due proof of death at our administrative office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of policy owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds, or payments under a settlement option until such check or draft has been honored.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policy owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policy owner or the insured and the Policy to government agencies and departments.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFIT RIDERS

The following supplemental benefit rider is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.

We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

Term Insurance Rider

Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

Features of term insurance rider:	• The rider increases the Policy’s life insurance benefit.

• The rider may be purchased at the time of application or after the Policy is issued.

• The term insurance rider terminates at age 100.

• You may reduce or cancel coverage under the term insurance rider separately from reducing the face amount of the Policy.

• The face amount of the Policy may be decreased, subject to certain minimums, without reducing the coverage under the term insurance rider.

ADDITIONAL INFORMATION

Sale of the Policies

Distribution and Principal Underwriting Agreement.  We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.) Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of these broker-dealers may also be paid to “wholesale” the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.

The selling firms who have selling agreements with us and TCI are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:

•	20% of all premiums paid up to target premium in the first Policy year; plus

•	3.2% of all premiums paid in excess of target premium in first Policy year; plus

•	10% of all premiums paid up to target premium in years 2 through 4; plus

•	3.2% of all premiums paid in excess of target premium in years 2 through 4; plus

•	3.2% of all premiums paid up to target premium in years 5 through 7; plus

•	2.4% of all premiums paid in years 8+.

We will pay an additional trail commission of 0.10% on the account value after the first Policy year. A trail commission of 0.10% will be paid in all subsequent Policy years in which such policies are in force at the end of the year.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Flat fees may also be paid by us to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).

Additional Compensation Paid to Selected Selling Firms.  In exchange for providing us with access to their distribution network, certain selling firms may receive from us additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.

No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses, however, through fees and charges that policy owners do pay under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

State Variations

The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our administrative office for more specific information.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties, and restitution.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary
The Policy – General Provisions
Entire Contract
Information in the Application for this Policy
Ownership Rights
Changing the Owner
Choosing the Beneficiary
Changing the Beneficiary
Assigning the Policy
Selecting the Tax Test
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Sex
Modifying the Policy
Addition, Deletion, or Substitution of Portfolios
Additional Information
Settlement Options
Fixed Period Option
Life Income Option
Joint and Survivor Income Option
Additional Information about Western Reserve and the Separate Account
Changes to the Separate Account
Potential Conflicts of Interest
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Claims of Creditors
Records
Additional Information
Independent Registered Public Accounting Firm
Financial Statements
Underwriting
Underwriting Standards
Performance Data
Other Performance Data in Advertising Sales Literature
Western Reserve’s Published Ratings

WRL Series Life Corporate Account
Western Reserve Life Assurance Co. of Ohio

GLOSSARY

accumulation unit — A unit of measurement used to calculate values under the Policy.

administrative office — Western Reserve’s administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, (319) 355-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday — Friday from 8:00 a.m. — 4:30 p.m. Central Standard Time.

age — The insured’s age on the effective date, plus the number of completed Policy years since the effective date.

beneficiary — The person (s) to whom we pay the life insurance benefit proceeds upon the insured’s death.

cash value — During the free-look period, the cash value is the amount in the general account. After the free-look period, the cash value is the sum of the value of the Policy’s accumulation units in each subaccount and the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction date.

Code — The Internal Revenue Code of 1986, as amended.

due proof of death — Proof of death satisfactory to Western Reserve, which may consist of the following: (1) a certified copy of the death record; (2) a certified copy of a court decree reciting a finding of death; or (3) any other proof satisfactory to Western Reserve.

effective date — The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years, and Policy anniversaries.

face amount — A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

free-look period — The 10-day (or longer, if required by state law) period during which you may return the Policy to us and receive a refund.

general account — Western Reserve’s assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness — The loan amount plus any accrued loan interest.

insured — The person whose life is insured by the Policy.

issue age — The insured’s age on the effective date.

lapse — Termination of the Policy at the expiration of the late period while the insured is still living.

late period — A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions, and you may reinstate or repay any unpaid loan amount, and thereby prevent the Policy from lapsing.

life insurance benefit — The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option — One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds — The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account — A portion of the general account to which we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value — The cash value in the loan account.

loan amount — The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day — The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value — The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium — The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act — The Investment Company Act of 1940, as amended.

NYSE — New York Stock Exchange.

planned premium — The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, in full and on schedule, does not mean that the Policy will not lapse, terminate without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary — The same date in each Policy year as the effective date.

policy month — A one-month period beginning on the monthly deduction day.

policy owner — The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the policy owner, unless otherwise stated in the Policy.

policy year — A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio (s) — A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC — U.S. Securities and Exchange Commission.

separate account — WRL Series Life Corporate Account, an investment account established by Western Reserve to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.

settlement options — The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount — A sub-division of the separate account, whose assets are exclusively invested in a corresponding portfolio.

subaccount value — The cash value in a subaccount.

target premium — An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day — For each subaccount, each day on which the New York Stock Exchange is open for regular business trading except for days that a subaccount’s corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for regular trading and a portfolio does not value its shares.

valuation period — The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, company, our — Western Reserve Life Assurance Co. of Ohio (“Western Reserve”).

written notice — The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policy owner) — The person entitled to exercise all rights as owner under the Policy.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide to you, without charge and upon request, certain personalized hypothetical illustrations showing the life insurance benefit, net cash value, and cash value. These hypothetical illustrations may help you understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will help you compare this Policy to other life insurance policies. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2007. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

Western Reserve Life Assurance Co. of Ohio
4333 Edgewood Road NE
Mail Stop 2390
Cedar Rapids, Iowa 52499
1-888-804-8461
Facsimile: 1-319-355-2378
(Monday – Friday from 8:00 a.m. – 4:30 p.m. Central time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, N.E., Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999. You also can obtain an investor brochure from Financial Industry Regulatory Authority, Inc (“FINRA”) describing its Public Disclosure Program.

SEC File No. 333-57681/811-08833

PROSPECTUS
May 1, 2008

ADVANTAGE IV
issued through
WRL Series Life Corporate Account
by
Western Reserve Life Assurance Co. of Ohio
Administrative Office
4333 Edgewood Road NE
Cedar Rapids, IA 52499
1-888-804-8461    1-319-355-8572

AN INDIVIDUAL VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

This prospectus describes the Advantage IV, an individual variable adjustable life insurance policy (the “Policy”) offered by Western Reserve Life Assurance Co. of Ohio (“Western Reserve,” “we,” or “us”), an AEGON company. You may allocate amounts under the Policy to one or more of the subaccounts of the Western Reserve Series Life Corporate Account (the “separate account”). Each subaccount invests its assets in one of the corresponding underlying fund portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

Prospectuses for the portfolios must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

American Funds Insurance Series

☐	AFIS Global Small Capitalization Fund (Class 2)
☐	AFIS Growth Fund (Class 2)
☐	AFIS International Fund (Class 2)
☐	AFIS New World Fund (Class 2)

DFA Investment Dimensions Group, Inc.

☐	DFA VA Global Bond Portfolio

☐	DFA VA International Small Portfolio

☐	DFA VA International Value Portfolio

☐	DFA VA Large Value Portfolio

☐	DFA VA Short-Term Fixed Portfolio

☐	DFA VA Small Value Portfolio

Fidelity Variable Insurance Products Funds

☐	Fidelity VIP Contrafund® Portfolio (Initial Class)

First Eagle Variable Funds, Inc.

☐	First Eagle Overseas Variable Fund

Ibbotson ETF Allocation Series

☐	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class 1)

☐	Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1)

☐	Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1)

☐	Ibbotson Growth ETF Asset Allocation Portfolio (Class 1)

☐	Ibbotson Income and Growth ETF Allocation Portfolio (Class 1)

Janus Aspen Series

☐	Janus Aspen Balanced Portfolio (Institutional Shares)

☐	Janus Aspen Flexible Bond Portfolio (Institutional Shares)

☐	Janus Aspen Forty Portfolio (Institutional Shares)

☐	Janus Aspen International Growth Portfolio (Institutional Shares)

☐	Janus Aspen Mid Cap Growth Portfolio (Institutional Shares)

☐	Janus Aspen Worldwide Growth Portfolio (Institutional Shares)
PIMCO Variable Insurance Trust

☐	PIMCO VIT All Asset Portfolio (Administrative Class)
☐	PIMCO VIT All Asset Portfolio (Institutional Class)
☐	PIMCO VIT High Yield Portfolio (Institutional Class)
☐	PIMCO VIT Real Return Portfolio (Institutional Class)
☐	PIMCO VIT Total Return Portfolio (Institutional Class)

Royce Capital Fund

☐	Royce Micro-Cap Portfolio

Rydex Variable Trust

☐	Rydex Variable Trust Nova Fund

☐	Rydex Variable Trust NASDAQ-100® Fund(1)

T. Rowe Price Equity Series, Inc.

☐	T. Rowe Price Equity Income Portfolio

☐	T. Rowe Price Mid-Cap Growth Portfolio

Third Avenue Variable Series Trust

☐	Third Avenue Value Portfolio

Vanguard® Variable Insurance Fund

☐	Vanguard® VIF Balanced Portfolio

☐	Vanguard® VIF Capital Growth Portfolio

☐	Vanguard® VIF Diversified Value Portfolio

☐	Vanguard® VIF Equity Index Portfolio

☐	Vanguard® VIF High Yield Bond Portfolio

☐	Vanguard® VIF International Portfolio

☐	Vanguard® VIF Mid-Cap Index Portfolio

☐	Vanguard® VIF Money Market Portfolio

☐	Vanguard® VIF REIT Index Portfolio

☐	Vanguard® VIF Short-Term Investment-Grade Portfolio

☐	Vanguard® VIF Small Company Growth Portfolio

☐	Vanguard® VIF Total Bond Market Index Portfolio

☐	Vanguard® VIF Total Stock Market Index Portfolio

(1)	Effective April 1, 2008, the name of the Rydex Variable Trust OTC Fund was changed to the Rydex Variable Trust NASDAQ-100® Fund.

i

ii

This Policy is not available in the State of New York.

iii

POLICY BENEFITS/RISKS SUMMARY	Advantage IV

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•	The Advantage IV is an individual variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•	Under Western Reserve’s current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five (5) Policies are issued, each on the life of a different insured; or

•	The aggregate annualized first-year planned premium for all Policies is at least $100,000.

•	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.

•	Separate Account. You may put the cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under “The Portfolios” section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•	Supplemental Benefits (Riders). The Term Life Insurance Rider is available under the Policy. If you choose to purchase this rider, we may deduct a charge for this rider from the Policy’s cash value as part of the monthly deduction. This rider may not be available in all states.

Flexible Premiums

•	You select a premium payment plan, but the plan is flexible — you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

•	You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and paying the planned premiums will not guarantee that the Policy will remain in force. Under certain circumstances, extra premiums may be required to prevent lapse.

Free-Look Period

•	The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise at our administrative office, we will deem the Policy delivered to you 4 days after we mail the Policy. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy’s cash value as of the date the Policy is returned or (b) the amount of

1

premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

Variable Life Insurance Benefit

•	If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the “face amount”), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.

•	Choice Among Life Insurance Benefit Options. You must choose one of three life insurance benefit options. We offer the following:

•	Option 1 is the greater of:

—	the face amount of the Policy, or

—	a limitation percentage, multiplied by the Policy’s cash value on the date of the insured’s death.

•	Option 2 is the greater of:

—	the face amount of the Policy plus the Policy’s cash value on the date of the insured’s death, or

—	a limitation percentage, multiplied by the Policy’s cash value on the date of the insured’s death.

•	Option 3 is the greater of:

—	the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or

—	a limitation percentage, multiplied by the Policy’s cash value on the date of the insured’s death.

We will reduce the life insurance benefit proceeds by any outstanding indebtedness and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.

The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. You should consult a tax advisor when choosing a tax test.

•	Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

•	Change in Life Insurance Benefit Option and Face Amount. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our administrative office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

Cash Value

•	Cash value is the sum of your Policy’s value in each subaccount and the loan account. It is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have

2

sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

Transfers

•	You can transfer cash value among the subaccounts. You currently may make transfers in writing, or by fax to our administrative office.

•	We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	An asset rebalancing program is available.

•	We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See “Disruptive Trading and Market Timing.”

Loans

•	After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy of up to 90% of the net cash value on that date. We may permit a loan before the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Internal Revenue Code (the “Code”). The minimum loan amount is $500.

•	For Policies issued on or after January 28, 2002, we currently charge interest of 4.70% annually in Policy Years 1-17 and 4.20% annually in Policy Years 18+, payable in arrears, on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 6.00%. Interest is added to the amount of the loan to be repaid. Different current loan interest rates apply for Policies issued before January 28, 2002.

•	To secure the loan, we transfer a portion of your cash value to a loan account. The loan account is part of our general account. We will credit 4.00% interest annually on amounts in the loan account.

•	Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract. See “Federal Income Tax Considerations.”

Partial Withdrawals and Surrenders

•	You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

•	We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the subaccounts.

•	The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.

•	If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $25,000.

•	You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a deferred sales load.

•	A partial withdrawal or surrender may have tax consequences.

3

Tax Benefits

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

If the Policy satisfies the definition of life insurance under the Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the subaccounts are not taxable transactions.

Personalized Illustrations

You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

•	understand the long-term effects of different levels of investment performances,

•	understand the charges and deductions under the Policy, and

•	compare the Policy to other life insurance policies.

These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) especially if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Policy Risks

Investment Risks

You must allocate your Policy’s cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

Risk of Lapse

Your Policy may lapse if loans, partial withdrawals, the monthly deductions, and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within five years after it has lapsed (and before the insured reaches age 100), if the insured meets our insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance

4

policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans generally will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. See “Federal Income Tax Consequences.” You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and place that amount in the loan account as collateral. We then credit a fixed interest rate of 4.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts, the effect could be favorable or unfavorable.

We currently charge an annual interest rate on Policy loans of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+, payable in arrears. This charge may increase, but it will not exceed 6.00%. Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.

If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

5

FEE TABLES

The following tables describe the fees and expenses that are payable when buying and owning a Policy purchased on or after January 28, 2002. Policies issued before January 28, 2002 have different fees and expenses. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts.

Transaction Fees

	When Charge	Amount Deducted Maximum	Amount Deducted Current Charge at
Charge	is deducted	Guaranteed Charge the Policy Allows	Time of Policy Issue

Percent of Premium Load	Upon receipt of premium	11.50% of each premium received up to the target premium(1) in all years; 4.50% of premium received in excess of target premium in policy year 1 and 7.50% of premium received in excess of target premium in Policy years 2+	11.50% of premium received up to target premium and 1.00% of premium received in excess of target premium in Policy year 1; 6.00% of premium received up to target premium and 0.50% of premium received in excess of target premium in Policy years 2-7; 2.10% of premium received up to target premium and 0.50% of premium received in Policy years 8-10 in excess of target premium; and 0.50% of all premium received in Policy years 11+
Partial Withdrawal Charge	Upon withdrawal	2.00% of the amount withdrawn, not to exceed $25.00	We do not currently impose the partial withdrawal charge
Transfer Charge	Upon each transfer beyond 12 transfers in any Policy year	$25.00 for each transfer in excess of 12 per Policy year	We do not currently impose the transfer charge

(1)	The “target premium” is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured’s sex, issue age and underwriting class.

6

The table below describes the fees and expenses that a policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses(1)

	When Charge is	Amount Deducted Maximum	Amount Deducted Current Charge at
Charge	Deducted	Guaranteed Charge the Policy allows	time of Policy Issue

Monthly Contract Charge	On the effective date and on each monthly deduction day	$16.50 per month in the first Policy year and $10.00 in Year 2+	$16.50 per month in the first Policy year and $4.00 in Year 2+
Cost of Insurance(2)
(without extra ratings)
• Minimum Charge	On the effective date and on each monthly deduction day	$0.09 per month per $1000 of net amount at risk(3) (Female, Non-Tobacco, Age 20, Medical Issue)	$0.0138 per month per $1000 of net amount at risk (Female, Non-Tobacco, Age 20, Medical Issue)
• Maximum Charge		$83.33 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)	$33.04 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)
• Charge for a Male, age 48, Guaranteed Issue, during the first Policy year		$0.50 per month per $1000 of net amount at risk	$0.11 per month per $1000 of net amount at risk
Mortality and Expense Risk Charge	On the effective date and on each monthly deduction day	0.90% (annually) of the average cash value on each valuation day	0.70% (annually) of the average cash value on each valuation day Policy years 1-17, and 0.20% (annually) of the average cash value on each valuation day in Policy years 18+
Deferred Sales Load	Annually, on each Policy anniversary during Policy years 2-7	1.50% of all premium received in Policy year 1	1.50% of the premium received up to target premium in Policy year 1, and 0.40% of premium received in excess of target premium in Policy year 1
Term Life Insurance Rider(4)
• Minimum Charge	On the effective date (date of issue) and on each monthly deduction day	$0.06 per month per $1000 of net amount at risk	$0.0138 per month per $1000 of net amount at risk
• Maximum Charge		$83.33 per month per $1000 of net amount at risk	$33.04 per month per $1000 of net amount at risk
• Charge for a Male, age 48, Guaranteed Issue		$0.50 per month per $1000 of net amount at risk	$0.11 per month per $1000 of net amount at risk
Loan Interest Spread(5)	On Policy anniversary or earlier, as applicable(6)	2.00% (annually)	0.70% (annually) in Policy years 1-17; 0.20% (annually) in Policy years 18+

(1)	Different charges apply to Policies issued before January 28, 2002.

(2)	Cost of insurance rates vary based on the insured’s age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy.

7

You can obtain more information about your cost of insurance charges by contacting your registered representative or the administrative office listed on the back cover.

(3)	The net amount at risk equals the life insurance benefit on a monthly deduction day, divided by 1.0032737, minus the cash value as of the monthly deduction day.

(4)	The charge for this rider varies based on the insured’s age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the administrative office listed on the back cover.

(5)	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 6.00% annually) and the amount of interest we credit to the amount in your loan account (which is 4.00% annually).

(6)	While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death. Different Policy loan interest rates apply to Policies issued before January 28, 2002.

The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2007. These expenses may be different in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses	Lowest	Highest

(total of all expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) and other expenses)	0.14%	110.50%

Annual Portfolio Operating Expenses
(expenses deducted from portfolio assets)

The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2007 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Western Reserve by the applicable portfolio. Western Reserve has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus. For information concerning compensation paid for the sale of the Policies, see “Sales of the Policies.”

-

						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(24)	Expenses
AFIS Global Small Capitalization Fund (Class 2)	0.70%	0.03%	0.25%	N/A	0.98%	0.00%	0.98%

AFIS Growth Fund (Class 2)	0.32%	0.01%	0.25%	N/A	0.58%	0.00%	0.58%

AFIS International Fund (Class 2)	0.49%	0.03%	0.25%	N/A	0.77%	0.00%	0.77%

AFIS New World Fund (Class 2)	0.76%	0.06%	0.25%	N/A	1.07%	0.00%	1.07%

DFA VA Global Bond Portfolio	0.25%	0.06%	0.00%	N/A	0.31%	0.00%	0.31%

8

						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(24)	Expenses
DFA VA International Small Portfolio	0.50%	0.12%	0.00%	N/A	0.62%	0.00%	0.62%

DFA VA International Value Portfolio	0.40%	0.07%	0.00%	N/A	0.47%	0.00%	0.47%

DFA VA Large Value Portfolio	0.25%	0.03%	0.00%	N/A	0.28%	0.00%	0.28%

DFA VA Short-Term Fixed Portfolio	0.25%	0.06%	0.00%	N/A	0.31%	0.00%	0.31%

DFA VA Small Value Portfolio	0.50%	0.06%	0.00%	N/A	0.56%	0.00%	0.56%

Fidelity VIP Contrafund® Portfolio (Initial Class) (1)	0.56%	0.09%	N/A	N/A	0.65%	0.00%	0.65%

First Eagle Overseas Variable Fund (2)	0.75%	0.23%	0.25%	N/A	1.23%	0.00%	1.23%

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio — Class 1 (3) (4)	0.45%	77.53%	N/A	0.18%	78.16%	77.50%	0.66%

Ibbotson Balanced ETF Asset Allocation Portfolio — Class 1 (5) (6)	0.45%	15.58%	N/A	0.18%	16.21%	15.55%	0.66%

Ibbotson Conservative ETF Asset Allocation Portfolio — Class 1 (7) (8)	0.45%	109.87%	N/A	0.18%	110.50%	109.84%	0.66%

Ibbotson Growth ETF Asset Allocation Portfolio — Class 1 (9) (10)	0.45%	43.12%	N/A	0.17%	43.74%	43.09%	0.65%

Ibbotson Income and Growth ETF Allocation Portfolio — Class 1 (11) (12)	0.45%	40.85%	N/A	0.18%	41.48%	40.82%	0.66%

Janus Aspen Balanced Portfolio (Institutional Shares) (13)(14)	0.55%	0.02%	0.00%	0.00%	0.57%	0.00%	0.57%

9

						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(24)	Expenses
Janus Aspen Flexible Bond Portfolio (Institutional Shares) (13) (14) (15)	0.55%	0.06%	0.00%	0.01%	0.62%	0.00%	0.62%

Janus Aspen Forty Portfolio (Institutional Shares) (13) (14) (16)	0.64%	0.05%	0.00%	0.01%	0.70%	0.00%	0.70%

Janus Aspen International Growth Portfolio (Institutional Shares) (13) (14)	0.64%	0.06%	0.00%	0.00%	0.70%	0.00%	0.70%

Janus Aspen Mid Cap Growth Portfolio (Institutional Shares) (13) (14)	0.64%	0.04%	0.00%	0.00%	0.68%	0.00%	0.68%

Janus Aspen Worldwide Growth Portfolio (Institutional Shares) (13) (14) (17)	0.65%	0.02%	0.00%	0.00%	0.67%	0.00%	0.67%

PIMCO VIT All Asset Portfolio (Administrative Class) (18)	1.02%	0.25%	N/A	N/A	1.27%	0.02%	1.25%

PIMCO VIT All Asset Portfolio (Institutional Class) (18)	0.87%	0.25%	N/A	N/A	1.12%	0.02%	1.10%

PIMCO VIT High Yield Portfolio (Institutional Class) (19)	0.25%	0.35%	N/A	N/A	0.60%	0.00%	0.60%

PIMCO VIT Real Return Portfolio (Institutional Class) (18)	0.25%	0.25%	N/A	N/A	0.50%	0.00%	0.50%

PIMCO VIT Total Return Portfolio (Institutional Class) (20)	0.25%	0.43%	N/A	N/A	0.68%	0.00%	0.68%

Royce Micro-Cap Portfolio	1.25%	0.06%	N/A	N/A	1.31%	0.00%	1.31%

10

						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(24)	Expenses
Rydex Variable Trust NASDAQ-100® Fund (21)	0.75%	0.76%	N/A	N/A	1.51%	0.00%	1.51%

Rydex Variable Trust Nova Fund	0.75%	0.71%	N/A	N/A	1.46%	0.00%	1.46%

T. Rowe Price Equity Income Portfolio	0.85%	0.00%	N/A	N/A	0.85%	0.00%	0.85%

T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	N/A	N/A	0.85%	0.00%	0.85%

Third Avenue Value Portfolio	0.90%	0.27%	N/A	N/A	1.17%	0.00%	1.17%

Vanguard® VIF Balanced Portfolio	0.14%	0.10%	N/A	N/A	0.24%	0.00%	0.24%

Vanguard® VIF Capital Growth Portfolio	0.24%	0.18%	N/A	N/A	0.42%	0.00%	0.42%

Vanguard® VIF Diversified Value Portfolio	0.24%	0.16%	N/A	N/A	0.40%	0.00%	0.40%

Vanguard® VIF Equity Index Portfolio	0.10%	0.04%	N/A	N/A	0.14%	0.00%	0.14%

Vanguard® VIF High Yield Bond Portfolio	0.15%	0.09%	N/A	N/A	0.24%	0.00%	0.24%

Vanguard® VIF International Portfolio	0.25%	0.19%	N/A	N/A	0.44%	0.00%	0.44%

Vanguard® VIF Mid-Cap Index Portfolio	0.19%	0.05%	N/A	N/A	0.24%	0.00%	0.24%

Vanguard® VIF Money Market Portfolio	0.11%	0.04%	N/A	N/A	0.15%	0.00%	0.15%

Vanguard® VIF REIT Index Portfolio	0.25%	0.05%	N/A	N/A	0.30%	0.00%	0.30%

Vanguard® VIF Short-Term Investment-Grade Portfolio	0.11%	0.04%	N/A	N/A	0.15%	0.00%	0.15%

Vanguard® VIF Small Company Growth Portfolio	0.21%	0.15%	N/A	N/A	0.36%	0.00%	0.36%

11

						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(24)	Expenses
Vanguard® VIF Total Bond Market Index Portfolio	0.11%	0.05%	N/A	N/A	0.16%	0.00%	0.16%

Vanguard® VIF Total Stock Market Index Portfolio (22) (23)	0.11%	0.05%	N/A	N/A	0.16%	0.00%	0.16%

(1)	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.

(2)	Other expenses reflect actual expenses during the fiscal year ended December 31, 2007; the largest of these were monies paid to parties providing transfer agency services to the Fund, including those provided by insurance companies maintaining omnibus accounts with the Fund and acting as sub-transfer agents on behalf of their Variable Contract holders.

(3)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 77.98%.

(4)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

(5)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 16.03%.

(6)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded

12

expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

(7)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 110.32%.

(8)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I.

(9)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 43.57%.

(10)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

(11)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 41.30%.

(12)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

13

(13)	The “Management Fee” is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year. For Janus Aspen Worldwide Growth Portfolio, this fee may go up or down monthly based on the Portfolio’s performance relative to its benchmark index.

(14)	“Acquired Fund” means any underlying portfolio (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to each Portfolio’s ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

(15)	Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive Janus Aspen Flexible Bond Portfolio total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information (“SAI”).

(16)	Dividends or interest on short sales, which are paid to the lender of borrowed securities, are considered Other Expenses. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest. Including such short sale dividends of 0.02%, Other Expenses total 0.05%.

(17)	Janus Aspen Worldwide Growth Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio’s performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60% for Janus Aspen Worldwide Growth Portfolio, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to “Management Expenses” in the Prospectus for additional information with further description in the Statement of Additional

(18)	“Other Expenses” reflect an administrative fee of 0.25%.

(19)	“Other Expenses” reflect an administrative fee of 0.35%.

(20)	“Other Expenses” reflect an administrative fee of 0.25% and interest expense.

(21)	Effective April 1, 2008, the name of the Rydex Variable Trust OTC Fund was changed to the Rydex Variable Trust NASDAQ-100® Fund.

(22)	Although the Portfolio is not expected to incur any net expenses directly, the Portfolio’s shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Portfolio invests. This figure includes transaction costs (i.e. purchase and redemption fees), if any, imposed on the Portfolio by the Acquired Funds.

(23)	The Total Annual Portfolio Operating Expensed shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not included the Acquired Fund Fees and Expenses.

14

(24)	For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2007. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangement, annual portfolio operating expenses would have been:

						Fees and
				Acquired		Expenses
				Fund Fees	Gross Total	Voluntarily	Total Net
	Management	Other		and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	12b-1 Fees	Expenses	Expenses	Reimbursed	Expenses
AFIS Global Small Capitalization Fund (Class 2) (25)	0.70%	0.03%	0.25%	N/A	0.98%	0.07%	0.91%
AFIS Growth Fund (Class 2) (25)	0.32%	0.01%	0.25%	N/A	0.58%	0.03%	0.55%
AFIS International Fund (Class 2) (25)	0.49%	0.03%	0.25%	N/A	0.77%	0.05%	0.72%
AFIS New World Fund (Class 2) (25)	0.76%	0.06%	0.25%	N/A	1.07%	0.08%	0.99%

(25)	The series’ investment adviser is currently waiving 10% of its management fee. The waiver may be discontinued at any time in consultation with the series’ board, but it is expected to continue at this level until further review. The series’ investment adviser and board intend to review the waiver as circumstances warrant. Management fees and total expenses do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the series’ prospectus and in the series’ annual report.

WESTERN RESERVE, THE SEPARATE ACCOUNT AND THE PORTFOLIOS

Western Reserve

Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve’s main office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Western Reserve’s administrative office for this Policy is located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499. We are obligated to pay all benefits under the Policy.

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

15

The Portfolios

The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. There is no assurance that any portfolio will achieve its stated objective(s). An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. You can find more detailed information about the portfolios, including a description of risks, in the portfolio prospectuses. You may obtain a free copy of the portfolio prospectuses by contacting us at 1-888-804-8461. You should read the portfolio prospectuses carefully.

American Funds Insurance Series managed by Capital Research and Management Company
• AFIS Global Small Capitalization Fund (Class 2) seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world.

• AFIS Growth Fund (Class 2) seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

• AFIS International Fund (Class 2) seeks to make your investment grow over time by investing primarily in common stocks of companies located outside of the United States.

• AFIS New World Fund (Class 2) seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

16

DFA Investment Dimensions Group, Inc. advised by Dimensional Fund Advisors LP
• DFA VA Global Bond Portfolio seeks to maximize total returns available from a universe of high quality fixed income instruments maturing in five years or less.

• DFA VA International Small Portfolio is a no-load mutual fund designed to achieve long-term capital appreciation.

• DFA VA International Value Portfolio is a no-load mutual fund designed to achieve long-term capital appreciation.

• DFA VA Large Value Portfolio is a no-load mutual fund designed to capture the returns and diversification benefits of a broad cross-section of US value companies, on a market-cap weighted basis.

• DFA VA Short-Term Fixed Portfolio seeks to achieve stable real value of capital with a minimum of risk.

• DFA VA Small Value Portfolio is a no-load mutual fund designed to capture the returns and diversification benefits of a broad cross-section of US small value companies, on a market-cap weighted basis.

Fidelity Variable Insurance Products Funds — Initial Class managed by Fidelity Management & Research Company	• Fidelity VIP Contrafund® Portfolio (Initial Class) seeks long-term capital appreciation.
First Eagle Variable Fund advised by Arnhold and S. Bleichroeder Advisers, LLC	• First Eagle Overseas Variable Fund seeks long-term growth of capital.
Ibbotson ETF Allocation Series advised by ALPS Advisers, Inc.
• Ibbotson Aggressive Growth ETF Asset Allocation Portfolio — Class 1 seeks to provide investors with capital appreciation.

• Ibbotson Balanced ETF Asset Allocation Portfolio — Class 1 seeks to provide investors with capital appreciation and some current income.

• Ibbotson Conservative ETF Asset Allocation Portfolio — Class 1 seeks to provide investors with current income and preservation of capital.

• Ibbotson Growth ETF Asset Allocation Portfolio — Class 1 seeks to provide investors with capital appreciation.

• Ibbotson Income and Growth ETF Asset Allocation Portfolio — Class 1 seeks to provide investors with current appreciation.

17

Janus Aspen Series managed by Janus Capital Management LLC
• Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

• Janus Aspen Flexible Bond Portfolio (Institutional Shares) seeks to obtain maximum total return, consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in bonds.

• Janus Aspen Forty Portfolio (Institutional Shares) seeks long-term growth of capital by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential.

• Janus Aspen International Growth Portfolio (Institutional Shares) seeks long-term growth of capital by investing under normal circumstances at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers. It may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets.

• Janus Aspen Mid Cap Growth Portfolio (Institutional Shares) seeks long-term growth of capital by investing under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap® Growth Index.

• Janus Aspen Worldwide Growth Portfolio (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets.

18

PIMCO Variable Insurance Trust managed by Pacific Investment Management Company LLC
• PIMCO VIT All Asset Portfolio (Administrative Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing its assets in shares of the PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

• PIMCO VIT All Asset Portfolio (Institutional Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing substantially all of its assets in Institutional Class shares of some of the PIMCO Funds.

• PIMCO VIT High Yield Portfolio (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management by investing at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade, but at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

• PIMCO VIT Real Return Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management.

• PIMCO VIT Total Return Portfolio (Institutional Class) seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.

Royce Capital Fund managed by Royce & Associates, LLC
• Royce Micro-Cap Portfolio seeks long-term growth of capital by investing its assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies (companies with stock market capitalization less than $500 million).

Rydex Variable Trust managed by Rydex Investments
• Rydex Variable Trust Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 common stocks from a wide range of industries that are traded on the New York Stock Exchange, The American Stock Exchange, and the NASDAQ.

• Rydex Variable Trust NASDAQ-100® Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund’s current benchmark is the NASDAQ 100 Index. The NASDAQ 100 Index contains the 100 largest non-financial, non-utilities stocks in the NASDAQ Composite.

T. Rowe Price Equity Series, Inc. managed by T. Rowe Price Associates, Inc.
• T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

• T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

19

Third Avenue Variable Series Trust managed by Third Avenue Management LLC
• Third Avenue Value Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in the securities of well-capitalized, well-managed companies which are available at a significant discount to what the Adviser believes is their intrinsic value.

Vanguard® Variable Insurance Fund managed by the following:

Balanced and High Yield Bond — Wellington Management Company, LLP

Capital Growth — PRIMECAP Management Company

Diversified Value — Barrow, Hanley, Mewhinney & Strauss

Equity Index, Mid-Cap Index, Total Stock Market Index and REIT Index — Vanguard®’s Quantitative Equity Group

International — Schroder Investment Management North America Inc.

Money Market, Short-Term Investment-Grade and Total Bond Market Index — Vanguard® ’s Fixed Income Group

Small Company Growth — Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co LLC

•   Vanguard® VIF Balanced Portfolio seeks to conserve capital, while providing moderate income and moderate long-term growth of capital and income.

• Vanguard® VIF Capital Growth Portfolio seeks to provide long-term growth of capital.

• Vanguard® VIF Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income.

• Vanguard® VIF Equity Index Portfolio seeks to provide long-term growth of capital and income by attempting to match the performance of a broad-based market index of stocks of large U.S. companies.

• Vanguard® VIF High Yield Bond Portfolio seeks to provide a higher level of income by investing primarily in a diversified group of high-yielding, higher-risk corporate bonds with medium- and lower-range credit-quality ratings, commonly known as “junk bonds.”

• Vanguard® VIF International Portfolio seeks to provide a long-term growth of capital by investing primarily in the stocks of seasoned companies located outside of the United States.

• Vanguard® VIF Mid-Cap Index Portfolio seeks to provide long-term growth of capital by attempting to match the performance of a broad-based market index of stocks of medium-size U.S. companies.

• Vanguard® VIF Money Market Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1. An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

• Vanguard® VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital.

• Vanguard® VIF Short-Term Investment-Grade Portfolio seeks income while maintaining a high degree of stability of principal.

• Vanguard® VIF Small Company Growth Portfolio seeks to provide long-term growth of capital by investing primarily in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $1-$2 billion).

• Vanguard® VIF Total Bond Market Index Portfolio seeks to provide a higher level of income by attempting to match the performance of a broad-based market index of publicly traded, investment-grade bonds.

• Vanguard® VIF Total Stock Market Index Portfolio seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.

Selection of the Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to asset class coverage, the strength of the

20

adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for the sale of the Policies. (For additional information on these arrangements, see “Revenue We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policy owners.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that are available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse a particular portfolio and we do not provide investment advice.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:

•	Rule 12b-1 fees. We receive 12b-1 fees from the portfolios in the American Funds Insurance Series and First Eagle Overseas Portfolio. The fee received from American Funds Insurance Series and the First Eagle Overseas Portfolio is 0.25% of assets annually. All fees received by us are based on the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.

•	Administrative, Marketing and Support Service fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including Transamerica Capital, Inc. (“TCI”). These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying portfolio assets. Policy owners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the portfolios for more information). The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

21

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to us and TCI From the Funds

	Maximum Fee		Maximum Fee
Fund	% of assets*	Fund	% of assets*

A I M Variable Insurance Funds	0.25%	Fidelity Variable Insurance Products Fund	0.05% after $100 million plus 0.05% after $150 million**
T. Rowe Price International Series, Inc.	0.15% after $25 million**	Janus Aspen Series	0.15% after $50 million**
PIMCO Variable Insurance Trust (Administrative Class)	0.25%	T. Rowe Price Equity Series, Inc.	0.15% after $25 million**
American Funds Insurance Series	0.25%	The Universal Institutional Funds, Inc.	0.25%
First Eagle Variable Fund	0.25%

*	Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.

**	We receive this percentage on specified subaccounts once a certain dollar amount of fund shares are held in those subaccounts of Western Reserve and its affiliates.

Proceeds from certain of these payments by the underlying funds, the advisers, the sub-advisers and/or their affiliates may be profit to us and may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies and (2) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policy owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premium or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy’s subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

If we do not receive voting instructions on time from some policy owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy values. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

22

CHARGES AND DEDUCTIONS

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges are expected to result in a profit to us.

Services and benefits we provide under the Policy:

•	the life insurance benefit, cash value and loan benefits;

•	investment options, including net premium allocations;

•	administration of elective options; and

•	the distribution of reports to owners.

Costs and expenses we incur:

•	costs associated with processing and underwriting applications and changes in face amount and riders;

•	expenses of issuing and administering the Policy (including any Policy riders);

•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:

•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Percent of Premium Load

We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract (“MEC”). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured’s sex, issue age, and underwriting class and is listed on your Policy’s specification page.

For Policies issued on or after January 28, 2002, the percent of premium load currently equals:

•	11.50% of premium received up to target premium and 1.00% of premium received in excess of target premium in Policy Year 1; and

•	6.00% of premium received up to target premium and 0.50% of premium received in excess of target premium in Policy years 2-7; and

23

•	2.10% of premium received up to target premium and 0.50% of premium received in excess of target premium in Policy years 8-10; and

•	0.50% of all premium received thereafter.

We can increase the percent of premium load, but the maximum percent of premium load deduction is 11.50% of each premium payment received up to target premium in all years; and 4.5% of each premium payment received in excess of target premium in Policy year 1 and 7.5% of each premium payment received in excess of target premium in all Policy years thereafter. Different charges apply to Policies issued before January 28, 2002.

Deferred Sales Load

On each Policy anniversary during Policy years 2-7, we deduct a percent of either the premium received in Policy year 1 or the decrease in premium in excess of target premium received in Policy year 1.

For Policies issued on or after May 1, 2001, the current deferred sales load equals:

•	1.50% of premium received up to target premium in Policy year 1 (for a cumulative total of 9% through Policy year 7); and

•	0.40% of premium received in excess of target premium in Policy year 1 (for a cumulative total of 2.4% through Policy year 7).

We can increase this charge, but the maximum deferred sales load is 1.50% of all premium received in Policy year 1 (for a cumulative total of 9% through Policy year 7). Different charges apply to Policies issued before May 1, 2001. The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales load in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales load.

Monthly Deduction

We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:	• the monthly contract charge; plus

• the monthly cost of insurance charge for the Policy; plus

• the monthly charge for any benefits provided by riders attached to the Policy; plus

• a factor representing the mortality and expense risk charge.

Monthly Contract Charge:
• This charge currently equals $16.50 each Policy month in the first Policy year and $4.00 each month thereafter.

• We can increase this charge, but we guarantee this charge will never be more than $16.50 each month in the first Policy year and $10.00 each month thereafter.

• This charge is used to cover administrative services relating to the Policy.

Monthly Cost of Insurance Charge:
• We calculate and deduct this charge monthly. The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance

24

rate separately for the face amount at issue and for any increase in face amount.

• The monthly cost of insurance charge is equal to 1. multiplied by the result of 2. minus 3., where:

1. is the monthly cost of insurance rate per $1,000 of insurance;

2. is the number of thousands of dollars of life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3) divided by 1.0032737; and

  3. is the number of thousands of dollars of cash value as of the monthly deduction day (before this cost of insurance deduction), and after the mortality and expense risk charge, any applicable contract charge and the costs of any riders are subtracted.)

• This charge is used to compensate us for the anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured’s sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

The guaranteed rates for standard classes are based on the 1980 Commissioners’ Standard Ordinary Mortality Tables, Male or Female (“1980 CSO Tables”). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue. Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

Optional Insurance Riders:
• The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

Mortality and Expense Risk Charge:
• We deduct a monthly charge, which accrues daily, from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume.

25

• The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. For Policies issued on or after January 28, 2002, the current mortality and expense risk charge is equivalent to:

— An effective annual rate of 0.70% in Policy years 1-17; and

— An effective annual rate of 0.20% thereafter.

Different charges apply to Policies issued prior to January 28, 2002. We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 0.90% in all Policy years.

The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any corporate purpose, including distribution or other costs.

Administrative Charges

Partial Withdrawal Charge

•	After the first Policy year, you may make a partial withdrawal.

•	When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

•	We currently do not impose this charge.

•	We deduct this amount from the withdrawal on a pro-rata basis from the subaccounts unless we may otherwise require or agree.

•	We will not increase this charge.

Loan Interest

•	Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

•	If you purchased your Policy after January 28, 2002, we currently charge you an annual interest rate on a Policy loan of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+. Different loan interest rates apply for Policies purchased before January 28, 2002.

•	After offsetting the 4.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.70% (annually) in Policy years 1-17 and 0.20% (annually) in Policy years 18+.

•	The maximum guaranteed interest rate we will charge for a Policy loan is 6.00% (annually). After offsetting the 4.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% (annually).

•	We may declare various lower Policy loan interest rates.

26

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis, unless you specify a different allocation by written notice to our administrative office.

Transfer Charge

•	We currently allow you to make any number of transfers each year free of charge.

•	We reserve the right to charge $25 for each transfer over 12 during a Policy year.

•	For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

•	We will not increase this charge.

•	We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See “Disruptive Trading and Market Timing” below under “TRANSFERS.”

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.14% to 110.50% in 2007. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus, and the fund prospectuses.

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. We will administer any redemption fees and deduct them from your cash value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.

THE POLICY

Ownership Rights

The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy while the insured is living. The principal rights an owner may exercise are:

•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

•	to change the owner of this Policy (there may be tax consequences);

27

•	to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

•	to select the tax test — guideline premium test or the cash accumulation test — applicable to the Policy on the Policy application. Once selected, the test may not be changed.

No designation or change in designation of an owner will take effect unless we receive a written request at our administrative office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

•	to assure continued qualification of the Policy under the Code or other federal or state laws relating to variable life insurance policies; or

•	to reflect a change (permitted by the Policy) in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.

If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

Purchasing a Policy

We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five Policies are issued, each on the life of a different insured; or

•	The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

To purchase a Policy, you must submit a complete application and an initial premium to us at our administrative office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with Transamerica Capital, Inc., the principal underwriter for the Policy and us.

Our current minimum face amount of a Policy is generally $25,000.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age 75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or

•	the date the insured completes all of the medical tests and examinations that we require.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts, or exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Code in connection with the purchase of the Policy. You should compare

28

your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

If you contemplate exchanging your existing life insurance policy for the Policy, you should consult a tax advisor to discuss the potential tax effects of such a transaction. SEE “FEDERAL INCOME TAX CONSIDERATIONS.”

Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid and received at the administrative office.

Free-Look Period

You may cancel your Policy for a refund during the “free-look period” by returning it to us at our administrative office or to the sales representative who sold it to you. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise, the Policy will be deemed delivered to you 4 days after we mail the Policy. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

•	the cash value as of the date the Policy is returned; or

•	the premiums paid less any partial withdrawals.

Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

Backdating a Policy

If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

Cost of insurance charges are based in part on the insured’s age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

29

POLICY FEATURES

Premiums

Allocating Premiums

In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts. You must follow these guidelines:

•	allocation percentages must be in whole numbers; and

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

The initial “net premium” will be allocated to the general account during the free-look period and will earn interest at an annual rate (minimum 4%) that we declare. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. At the end of the free-look period, we will allocate the net premium, including interest earned during the free-look period, to the subaccounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our administrative office or faxing us at 319-355-2378 Monday — Friday 8:00 a.m.-4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

Certain subaccounts may impose restrictions on allocations. If a selected subaccount is not available, amounts will be held in suspense and allocated to the selected subaccount once available, generally within two days of the request.

You should periodically review how your cash value is allocated among the subaccounts because market conditions and your overall financial objectives may change.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the annual deferred sales load (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

30

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments in full and on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy’s net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period). See “Policy Lapse and Reinstatement.”

Premium Limitations

Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

Making Premium Payments

We will consider any payments you make to be premium payments. While there is indebtedness, we will treat payments made as premium payments unless you indicate that the payment is a loan repayment. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Western Reserve Life Assurance Co. of Ohio. As an accommodation to you, we will accept initial and subsequent premium payments ($1,000 minimum) by wire transfer. You must send a simultaneous fax transmission to 319-355-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our administrative office an appropriate fax or a completed application.

If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

M & T Bank
ABA #022000046
For credit to: Western Reserve Life Assurance Co. of Ohio
Account #: 89487643

Include your name and Policy number on all correspondence

TRANSFERS

General

You or your agent/registered representative of record may make transfers among the subaccounts. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue or severely restrict transfer privileges, modify our

31

procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•	You may request transfers in writing (in a form we accept), or by fax to our administrative office.

•	The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

•	The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

•	We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

•	Transfer charges will be deducted on a pro-rata basis from each subaccount from which a transfer was made.

•	We consider all transfers made in any one day to be a single transfer.

•	Transfers resulting from loans, asset rebalancing, and the reallocation of cash value immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.

•	Certain subaccounts may impose restrictions on transfers. If a selected subaccount is not available, the transfer will be made into the selected subaccount once available, generally within two days of the request.

Disruptive Trading and Market Timing

Statement of Policy.  This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2) an adverse effect on portfolio management, such as:

(a) impeding a portfolio manager’s ability to sustain an investment objective;

(b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3) increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein,

32

we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection.  We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence.  If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer

33

restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies.  The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares redeemed within a certain time after purchase. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that, upon written request by a fund or its designee, we are required to provide the fund with information about an individual policy owner and the policy owner’s trading activities in and out of one or more portfolios of the fund. In addition, a fund may require us to restrict or prohibit a policy owner’s purchases and exchanges of shares of a specified portfolio if the fund identifies such policy owner as violating the frequent trading policies established for that portfolio. Please read the fund’s prospectuses for information about restrictions on transfers.

Omnibus Order.  Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage

34

harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Transfer Procedures

To make a transfer via fax, send your instructions to 319-355-2378 Monday - Friday 8:00 a.m. — 4:30 p.m. Central time.

Please note the following regarding fax transfers:

•	We will employ reasonable procedures to confirm that fax instructions are genuine.

•	Fax orders must be received at our administrative office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.

•	We will not be responsible for same-day processing of transfers if faxed to a number other than 319-355-2378.

•	We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days of receipt of confirmation of fax transmittal and send us proof of your fax transmittal.

•	We may discontinue this option at any time.

We cannot guarantee that faxed transactions will always be available. For example, our administrative office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Asset Rebalancing Program

We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. You may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy’s current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

35

To start asset rebalancing:	• you must submit to us at our administrative office a completed asset rebalancing request form signed by the policy owner; and

• you must have a minimum cash value of $10,000 or make a $10,000 initial premium payment.

There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

Asset rebalancing will cease if:	• we receive your request to discontinue participation at our administrative office;

• you make any transfer to or from any subaccount other than under a scheduled rebalancing; or

• you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Note carefully:

•	Western Reserve does not offer, and does not engage any third parties to offer, investment allocation services of any type for use with the Policy.

•	Western Reserve is not party to any agreement that you may have with any third parties that offer investment allocation services for use with your Policy.

•	Any fee that is charged by third parties offering investment allocation services for use with your Policy is in addition to the fees and expenses that apply under your Policy.

POLICY VALUES

Cash Value

Your Policy’s cash value:

•	Varies from day to day, depending on the investment experience of the subaccounts you choose, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

36

•	Serves as the starting point for calculating values under a Policy.

•	Equals the sum of all values in each subaccount and the loan account.

•	Is determined on the effective date and on each valuation day.

•	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Cash Value

The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our administrative office.

Net cash value on any valuation date equals:	• the cash value as of such date; minus

• any outstanding indebtedness (Policy loan amount plus any accrued interest).

Subaccount Value

Each subaccount’s value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount’s value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

Accumulation Units

Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our administrative office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

•	partial withdrawals or transfers from a subaccount;

•	surrender of the Policy;

•	payment of the life insurance benefit proceeds;

•	Policy loans; and

•	the monthly deduction.

The number of accumulation units in any subaccount on any monthly deduction day equals:	• the initial units purchased at accumulation unit value at the end of the free-look period; plus

• units purchased with additional net premium(s); plus

37

• units purchased via transfers from another subaccount or the loan account; minus

• units redeemed to pay for monthly deductions; minus

• units redeemed to pay for partial withdrawals; minus

• units redeemed as part of a transfer to another subaccount or the loan account; minus

• units redeemed to pay any transfer charges, any partial withdrawal charges, and any redemption fees that may apply.

Accumulation Unit Value

We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

Net Investment Factor

The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

•	the result of

•	the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus

•	the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the “ex-dividend” date occurs during the current valuation period; and the result divided by

•	the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.

LIFE INSURANCE BENEFIT

As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our administrative office satisfactory proof of the insured’s death, written direction on how to pay the life insurance benefit, and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

Life insurance benefit proceeds equal:	• the life insurance benefit (described below); minus
• any monthly deductions due during the late period (if applicable); minus

• any outstanding indebtedness or due and unpaid charges; plus

• any additional insurance in force provided by rider.

38

We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured’s age or sex.

Life Insurance Benefit Options

The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value.

You must also choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

Life insurance benefit under Option 1 is the greater of:	1. the face amount of the Policy; or 2. the applicable percentage called the “limitation percentage,” multiplied by the cash value on the insured’s date of death.

Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

Option 1 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

If at any time, however, the cash value multiplied by the limitation percentage is less than the face amount, the life insurance benefit will equal the face amount of the Policy.

Life insurance benefit under Option 2 is the greater of:	1. the face amount; plus the cash value on the insured’s date of death; or 2. the limitation percentage; multiplied by the cash value on the insured’s date of death.

Under Option 2, the life insurance benefit always varies as the cash value varies.

Option 2 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

If at any time, however, cash value multiplied by the limitation percentage is less than the face amount plus the cash value, then the life insurance benefit will be the face amount plus the cash value of the Policy.

Life insurance benefit under Option 3 is the greater of:	1. the face amount; plus • cumulative premiums paid; less • cumulative partial withdrawals; or

39

2. the limitation percentage; multiplied by • the cash value on the insured’s date of death.

Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

Option 3 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

*     *     *

The Policy is intended to qualify under Section 7702 of the Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Life Insurance Benefit Compliance Tests

Under Section 7702 of the Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GPT)” or a “cash value accumulation test (CVAT).” You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

40

Limitation Percentages Table — Guideline Premium Test

Insured’s		Insured’s		Insured’s
Attained Age		Attained Age		Attained Age
on Policy	Limitation	on Policy	Limitation	on Policy	Limitation
Anniversary	Percentage	Anniversary	Percentage	Anniversary	Percentage

0-40	250	59	134	78	105
41	243	60	130	79	105
42	236	61	128	80	105
43	229	62	126	81	105
44	222	63	124	82	105
45	215	64	122	83	105
46	209	65	120	84	105
47	203	66	119	85	105
48	197	67	118	86	105
49	191	68	117	87	105
50	185	69	116	88	105
51	178	70	115	89	105
52	171	71	113	90	105
53	164	72	111	91	104
54	157	73	109	92	103
55	150	74	107	93	102
56	146	75	105	94-99	101
57	142	76	105	100 and older	100
58	138	77	105

Limitation Percentages Table — Cash Value Accumulation Test

Insured’s			Insured’s			Insured’s
Attainted Age	Limitation		Attained Age	Limitation		Attained Age	Limitation
on Policy	Percentage		on Policy	Percentage		on Policy	Percentage
Anniversary	Male	Female	Anniversary	Male	Female	Anniversary	Male	Female

20	631	751	47	267	312	74	137	148
21	612	727	48	259	303	75	135	145
22	595	704	49	251	294	76	133	142
23	577	681	50	244	285	77	131	139
24	560	659	51	237	276	78	129	136
25	542	638	52	230	268	79	127	134
26	526	617	53	224	261	80	125	131
27	509	597	54	218	253	81	124	129
28	493	578	55	212	246	82	122	127
29	477	559	56	206	239	83	121	125
30	462	541	57	201	232	84	119	123
31	447	523	58	195	226	85	118	121
32	432	506	59	190	219	86	117	119
33	418	489	60	186	213	87	116	118
34	404	473	61	181	207	88	115	117
35	391	458	62	177	201	89	114	115
36	379	443	63	172	196	90	113	114
37	366	428	64	168	191	91	112	113

41

Insured’s			Insured’s			Insured’s
Attainted Age	Limitation		Attained Age	Limitation		Attained Age	Limitation
on Policy	Percentage		on Policy	Percentage		on Policy	Percentage
Anniversary	Male	Female	Anniversary	Male	Female	Anniversary	Male	Female

38	355	414	65	164	186	92	111	111
39	343	401	66	161	181	93	110	110
40	332	388	67	157	176	94	109	109
41	322	376	68	154	172	95	107	108
42	312	364	69	151	167	96	106	106
43	302	353	70	148	163	97	105	105
44	293	342	71	145	159	98	103	103
45	284	332	72	142	155	99	102	102
46	275	322	73	140	152	100	100	100

If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

Choosing a Life Insurance Benefit Option

You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay. Your Policy will be issued with Option 1 if no life insurance benefit option is designated on the application.

Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

Changing the Life Insurance Benefit Option

After the first Policy year, you may change the life insurance benefit option for an insured’s coverage (subject to the rules below). We will notify you of the new face amount.

•	You may not change between Options 2 and 3.

•	You must send your written request to our administrative office.

•	We may require proof of insurability.

•	The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

42

•	You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

•	If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

•	If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

•	If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

•	If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

•	You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s life insurance benefit option.

How Life Insurance Benefits May Vary in Amount

As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy’s cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

Changing the Face Amount

Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

Decreasing the Face Amount

After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy’s face amount.

Conditions for decreasing the face amount:	• You must send your written request to our administrative office.

• You may not decrease your face amount lower than $25,000.

• You may not decrease your face amount if it would disqualify your Policy as life insurance under the Code.

• A decrease in face amount will take effect on the monthly deduction day on or immediately following our receipt of your written request.

43

Increasing the Face Amount

After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy’s face amount.

Conditions for increasing the face amount:	• You must submit a written application to our administrative office.

• You must submit additional evidence of insurability as requested.

• We reserve the right to decline any increase request.

• You do not need to increase your premium, but there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

• An increase in face amount will take effect on the monthly deduction day on or after we approve your written request.

• The two-year period in the incontestability and suicide exclusion provision will each start on the date when such increase takes effect.

• IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

Duration of the Policy

The Policy’s duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

Payment Options

There are several ways of receiving proceeds under the life insurance benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of a separate account. The options are described in your Policy and the SAI.

SURRENDERS AND PARTIAL WITHDRAWALS

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our administrative office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred (except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits) we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial withdrawals or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy’s expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount. A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage

44

and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

Partial Withdrawals

After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

Conditions for partial withdrawal:	• You must send your written partial withdrawal request with an original signature to our administrative office.

• The minimum amount of the partial withdrawal is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining in each subaccount from which the partial withdrawal is made.

• There is no limit to the number of partial withdrawals per Policy year.

• The partial withdrawal will be deducted from each of the subaccounts on a pro-rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

• You may not take a partial withdrawal if it will reduce the face amount below the minimum face amount set forth in the Policy.

• We generally will pay a partial withdrawal request within seven days following the valuation day we receive the request at our administrative office.

• We reserve the right to deduct a processing fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro-rata basis from the subaccounts unless we may otherwise require or agree.

• The cash value and the net cash value will be reduced, as of the date of payment, by the amount of partial withdrawal that you make.

• You may not take a partial withdrawal that would disqualify your Policy as life insurance under the Code.

• A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations.”

If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. We do not allow partial withdrawals that would reduce the face amount below $25,000.

45

LOANS

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan before the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan. See “Federal Income Tax Considerations.”

Conditions for Policy loans:	• We may require you to borrow at least $500.

• The maximum amount you may borrow is 90% of the net cash value.

• Outstanding loans have priority over the claims of any assignee or other person.

• The loan may be repaid totally or in part.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions.

You may also fax your loan request to us at 319-355-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days of receipt of confirmation of fax transmittal, and send proof of your fax transmittal to our administrative office.

At each Policy anniversary, we will compare the outstanding loan amount (including loan interest in advance until the next Policy anniversary, if not paid) to the amount in the loan account (including interest credited to the loan account during the previous Policy year). We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts to the loan account, in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts in the same manner as current net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

Interest Rate Charged

If you purchased your Policy after January 28, 2002, we currently charge an annual interest rate on a Policy loan that is equal to 4.70% in Policy years 1-17 and 4.20% in Policy years 18+ (the annual interest rate we charge is guaranteed not to exceed 6.0%.). Different current loan interest rates apply for Policies issued prior to January 28, 2002. Interest is payable in arrears on each Policy anniversary. We may declare various lower Policy loan interest rates. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 6.0%, any subsequent increase in the interest rate is subject to the following conditions:

•	The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

•	The amount by which we may increase the interest rate will not exceed 1% per year, but the maximum annual interest rate will be 6%.

46

•	We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

•	We will give notice of any change in the annual interest rate within 30 days of the change.

Loan Account Interest Rate Credited

We will credit the amount in the loan account with interest at an effective annual rate of 4.0%.

Indebtedness

Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

Repayment of Indebtedness

You may repay indebtedness at any time. Payments must be sent to our administrative office and will be credited as of the date received. We will treat payments made while there is indebtedness as premium payments unless you indicate that the payment is a loan repayment. Note that premium payment results in additional charges to you, but loan repayments do not. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

Effect of Policy Loans

A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest, net of any loan repayments. This amount is not affected by the separate account’s investment performance. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.

If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date

47

by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the late period. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and will charge any monthly deductions due to the subaccounts according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.

Reinstatement

At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement to our administrative office;

•	provide evidence of insurability that is satisfactory to us;

•	make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

•	either reinstate or repay any unpaid loan.

We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

•	the end of the late period;

•	the date the insured dies; or

•	the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS

PURSUANT TO U.S. TREASURY DEPARTMENT CIRCULAR 230, THE COMPANY IS INFORMING POLICY HOLDERS AND PROSPECTIVE POLICY HOLDERS THAT (A) THE SUMMARY SET FORTH BELOW IS NOT INTENDED AND WAS NOT WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSES OF AVOIDING PENALTIES UNDER THE U.S. FEDERAL TAX LAWS OR ANY OTHER APPLICABLE TAX LAWS THAT MAY BE IMPOSED ON THE TAXPAYER, (B) THE SUMMARY SET FORTH BELOW WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE COMPANY OF THE POLICIES, AND (C) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also

48

uncertain whether life insurance benefits under policies that continue after the insured attains age 100 will be excludible from the beneficiary’s gross income and whether Policy cash value will be deemed to be distributed to you when the insured attains age 100. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the Policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary’s gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”).

Modified Endowment Contracts.  Under the Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a

49

MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•	All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

•	A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 17th Policy year are less clear, and a tax advisor should be consulted about such loans.

Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Multiple Policies.  All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Continuation Beyond Age 100.  If the Policy continues in force beyond the insured’s 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.

Section 1035 Exchanges.  Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

50

Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.  If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

Deductibility of Policy Loan Interest.  In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Business Uses of the Policy.  The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted rules relating to life insurance owned by businesses, and the IRS has issued guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Employer-Owned Life Insurance Contracts.  Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract that is owned by an employer that insures an employee of the employer and under which the employer is a direct or indirect beneficiary. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j), and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts. The requirements of new section 101(j) generally apply to employer- owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

51

Alternative Minimum Tax.  There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Estate, Gift and Generation — Skipping Transfer Taxes.  When the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the Policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner’s estate upon the owner’s death. The Policy would not be includable in the insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Possible Tax Law Changes.  Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

Possible Charges for Western Reserve’s Taxes.  At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policies. We reserve the right to charge the subaccounts for any future taxes or economic burden we may incur. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTHER POLICY INFORMATION

Payments We Make

We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement options within seven calendar days after we receive all applicable written notices and/or due proof of death at our administrative office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

52

•	the SEC permits, by an order, the postponement for the protection of policy owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds, or payments under a settlement option until such check or draft has been honored.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policy owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policy owner or the insured and the Policy to government agencies and departments.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act of 2002 Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFIT RIDERS

The following supplemental benefit rider is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider

53

may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.

We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

Term Insurance Rider

Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

Features of term insurance rider:	• The rider increases the Policy’s life insurance benefit.

• The rider may be purchased at the time of application or after the Policy is issued.

• The term insurance rider terminates at age 100.

• You may reduce or cancel coverage under the term insurance rider separately from reducing the face amount of the Policy.

• The face amount of the Policy may be decreased, subject to certain minimums, without reducing the coverage under the term insurance rider.

ADDITIONAL INFORMATION

Sale of the Policies

Distribution and Principal Underwriting Agreement.  We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.) Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of these broker-dealers may also be paid to “wholesale” the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.

The selling firms who have selling agreements with us and TCI are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:

•	20% of all premiums paid up to target premium in the first Policy year; plus

•	3.2% of all premiums paid in excess of target premium in first Policy year; plus

•	10% of all premiums paid up to target premium in years 2 through 4; plus

•	3.2% of all premiums paid in excess of target premium in years 2 through 4; plus

•	3.2% of all premiums paid up to target premium in years 5 through 7; plus

•	2.4% of all premiums paid in years 8+.

54

We will pay an additional trail commission of 0.10% on the account value after the first Policy year. A trail commission of 0.10% will be paid in all subsequent Policy years in which such policies are in force at the end of the year.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Flat fees may also be paid by us to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).

Additional Compensation Paid to Selected Selling Firms.  In exchange for providing us with access to their distribution network, certain selling firms may receive from us additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.

No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses, however, through fees and charges that policy owners do pay under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

State Variations

The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our administrative office for more specific information.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties, and restitution.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

55

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary
The Policy – General Provisions
Entire Contract
Information in the Application for this Policy
Ownership Rights
Changing the Owner
Choosing the Beneficiary
Changing the Beneficiary
Assigning the Policy
Selecting the Tax Test
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Sex
Modifying the Policy
Addition, Deletion, or Substitution of Portfolios
Additional Information
Settlement Options
Fixed Period Option
Life Income Option
Joint and Survivor Income Option
Additional Information about Western Reserve and the Separate Account
Changes to the Separate Account
Potential Conflicts of Interest
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Claims of Creditors
Records
Additional Information
Independent Registered Public Accounting Firm
Financial Statements
Underwriting
Underwriting Standards
Performance Data
Other Performance Data in Advertising Sales Literature
Western Reserve’s Published Ratings

WRL Series Life Corporate Account
Western Reserve Life Assurance Co. of Ohio

56

GLOSSARY

accumulation unit — A unit of measurement used to calculate values under the Policy.

administrative office — Western Reserve’s administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, (319) 355-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday — Friday from 8:00 a.m. — 4:30 p.m. Central Standard Time.

age — The insured’s age on the effective date, plus the number of completed Policy years since the effective date.

beneficiary — The person (s) to whom we pay the life insurance benefit proceeds upon the insured’s death.

cash value — During the free-look period, the cash value is the amount in the general account. After the free-look period, the cash value is the sum of the value of the Policy’s accumulation units in each subaccount and the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction date.

Code — The Internal Revenue Code of 1986, as amended.

due proof of death — Proof of death satisfactory to Western Reserve, which may consist of the following: (1) a certified copy of the death record; (2) a certified copy of a court decree reciting a finding of death; or (3) any other proof satisfactory to Western Reserve.

effective date — The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years, and Policy anniversaries.

face amount — A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

free-look period — The 10-day (or longer, if required by state law) period during which you may return the Policy to us and receive a refund.

general account — Western Reserve’s assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness — The loan amount plus any accrued loan interest.

insured — The person whose life is insured by the Policy.

issue age — The insured’s age on the effective date.

lapse — Termination of the Policy at the expiration of the late period while the insured is still living.

late period — A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions, and you may reinstate or repay any unpaid loan amount, and thereby prevent the Policy from lapsing.

life insurance benefit — The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option — One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds — The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account — A portion of the general account to which we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value — The cash value in the loan account.

57

loan amount — The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day — The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value — The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium — The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act — The Investment Company Act of 1940, as amended.

NYSE — New York Stock Exchange.

planned premium — The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, in full and on schedule, does not mean that the Policy will not lapse, terminate without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary — The same date in each Policy year as the effective date.

policy month — A one-month period beginning on the monthly deduction day.

policy owner — The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the policy owner, unless otherwise stated in the Policy.

policy year — A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio (s) — A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC — U.S. Securities and Exchange Commission.

separate account — WRL Series Life Corporate Account, an investment account established by Western Reserve to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.

settlement options — The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount — A sub-division of the separate account, whose assets are exclusively invested in a corresponding portfolio.

subaccount value — The cash value in a subaccount.

target premium — An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day — For each subaccount, each day on which the New York Stock Exchange is open for regular business trading except for days that a subaccount’s corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for regular trading and a portfolio does not value its shares.

valuation period — The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, company, our — Western Reserve Life Assurance Co. of Ohio (“Western Reserve”).

58

written notice — The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policy owner) — The person entitled to exercise all rights as owner under the Policy.

59

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide to you, without charge and upon request, certain personalized hypothetical illustrations showing the life insurance benefit, net cash value, and cash value. These hypothetical illustrations may help you understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will help you compare this Policy to other life insurance policies. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2007. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

Western Reserve Life Assurance Co. of Ohio
4333 Edgewood Road NE
Mail Stop 2390
Cedar Rapids, Iowa 52499
1-888-804-8461
Facsimile: 1-319-355-2378
(Monday - Friday from 8:00 a.m. - 4:30 p.m. Central time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, N.E., Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999. You also can obtain an investor brochure from Financial Industry Regulatory Authority, Inc (“FINRA”) describing its Public Disclosure Program.

SEC File No. 333-57681/811-08833

60

PART B

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2008
WRL ADVANTAGE IV
issued through
WRL Series Life Corporate Account
by
Western Reserve Life Assurance Co. of Ohio
Administrative Office:
4333 Edgewood Rd NE
Mailstop 2390
Cedar Rapids, IA 52499
1-888-804-8461 1-319-355-8572
This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL Advantage IV, an individual variable adjustable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio, an AEGON company. You may obtain a copy of the prospectus dated May 1, 2008, by calling 1-888-804-8461 or 319-355-8572 (Monday — Friday from 8:00 a.m. — 4:30 p.m. CST), or by writing to the administrative office at Western Reserve Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.
This SAI is not a prospectus and should be read only in conjunction with the prospectus for the
Policy and the WRL Series Life Corporate Account.

Glossary	1
The Policy — General Provisions	3
Entire Contract	3
Information in the Application for this Policy	3
Ownership Rights	3
Changing the Owner	3
Choosing the Beneficiary	3
Changing the Beneficiary	4
Assigning the Policy	4
Selecting the Tax Test	4
Our Right to Contest the Policy	4
Suicide Exclusion	5
Misstatement of Age or Sex	5
Modifying the Policy	5
Addition, Deletion or Substitution of Portfolios	5
Additional Information	6
Settlement Options	6
Fixed Period Option	7
Life Income Option	7
Joint and Survivor Income Option	7
Additional Information about Western Reserve and the Separate Account	7
Changes to the Separate Account	8
Potential Conflicts of Interest	8
Legal Matters	9
Variations in Policy Provisions	9
Personalized Illustrations of Policy Benefits	9
Sale of the Policies	9
Reports to Owners	10
Claims of Creditors	10
Records	10
Additional Information	10
Independent Registered Public Accounting Firm	10
Financial Statements	10
Underwriting	11
Underwriting Standards	11
Performance Data	11
Performance Data in Advertising Sales Literature	11
Western Reserve’s Published Ratings	12
Index to Financial Statements	13
WRL Series Life Corporate Account	13
Western Reserve Life Assurance Co. of Ohio	13

i

GLOSSARY

accumulation unit — A unit of measurement used to calculate values under the Policy.
administrative office — Western Reserve’s administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 319-355-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday — Friday from 8:00 a.m. — 4:30 p.m. Central Standard Time.
age — The insured’s age on the effective date, plus the number of completed Policy years since the effective date.
beneficiary — The person (s) to whom we pay the life insurance benefit proceeds upon the insured’s death.
cash value — During the free-look period, the cash value is the amount in the general account. After the free-look period, the cash value is the sum of the value of the Policy’s accumulation units in each subaccount and the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction date.
Code — The Internal Revenue Code of 1986, as amended.
effective date — The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years and Policy anniversaries.
face amount — A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.
general account — Western Reserve’s assets other than those allocated to the separate account or any other separate account Western Reserve establishes.
indebtedness — The loan amount plus any accrued loan interest.
insured — The person whose life is insured by the Policy.
issue age — The insured’s age on the effective date.
lapse — Termination of the Policy at the expiration of the late period while the insured is still living.
late period — A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions, and you may reinstate or repay any unpaid loan amount, and thereby prevent the Policy from lapsing.
life insurance benefit — The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.
life insurance benefit option — One of the three options that you may select for the computation of the life insurance benefit proceeds.
life insurance benefit proceeds — The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.
loan account — A portion of the general account to which we transfer cash value to provide collateral for any loan taken under the Policy.
loan account value — The cash value in the loan account.
loan amount — The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.
monthly deduction day — The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.
net cash value — The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

1

net premium — The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.
1940 Act — The Investment Company Act of 1940, as amended.
NYSE — New York Stock Exchange.
planned premium — The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.
policy anniversary — The same date in each Policy year as the effective date.
policy month — A one-month period beginning on the monthly deduction day.
policy owner — The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the policy owner, unless otherwise stated in the Policy.
policy year — A twelve-month period beginning on the effective date or on a Policy anniversary.
portfolio (s) — A series of a mutual fund in which a corresponding subaccount invests its assets.
SEC — U.S. Securities and Exchange Commission.
separate account — WRL Series Life Corporate Account, an investment account established by Western Reserve to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.
settlement options — The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.
subaccount — A sub-division of the separate account, whose assets are exclusively invested in a corresponding portfolio.
subaccount value — The cash value in a subaccount.
target premium — An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.
valuation day — For each subaccount, each day on which the New York Stock Exchange is open for regular trading except for days that a subaccount’s corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for regular trading and a portfolio does not value its shares.
valuation period — The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.
we, us, company, our — Western Reserve Life Assurance Co. of Ohio (“Western Reserve”).
written notice — The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.
you, your (owner or policy owner) — The person entitled to exercise all rights as owner under the Policy.

2

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.
THE POLICY — GENERAL PROVISIONS

Entire Contract
The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.
Information in the Application for this Policy
In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.
No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.
Ownership Rights
The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The owner may exercise certain rights described below.
Changing the Owner
•	Change the owner by providing written notice to us at our administrative office at any time while the insured is alive and the Policy is in force.

•	Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

•	Changing the owner does not automatically change the beneficiary.

•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

•	We are not liable for payments we made before we received the written notice at our administrative office.
Choosing the Beneficiary
•	The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

•	Any beneficiary designation is revocable unless otherwise stated in the designation.

3

•	If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary in the class shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

•	If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

•	If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.
Changing the Beneficiary
•	The owner changes the beneficiary by providing written notice to us at our administrative office any time while the insured is alive and the Policy is in force.

•	Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

•	We are not liable for any payments we made before we received the written notice at our administrative office.
Assigning the Policy
•	The owner may assign Policy rights while the insured is alive.

•	The owner retains any ownership rights that are not assigned.

•	We must receive written notice of the assignment at our administrative office.

•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

•	An assignment passes along the obligation to repay any indebtedness outstanding at the time of the assignment.

•	Claims under any assignment are subject to proof of interest and the extent of the assignment.

•	We are not:
•	bound by any assignment unless we receive a written notice of the assignment at our administrative office;

•	responsible for the validity of any assignment;

•	liable for any payment we made before we received written notice of the assignment at our administrative office; or

•	bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.
Selecting the Tax Test
The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.
Our Right to Contest the Policy

4

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.
In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the effective date, or if the Policy has been reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount that occurs after the effective date, or any Policy reinstatement, for two years from the effective date of the increase or reinstatement.
However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year contestable period will be measured from the date the corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.
Suicide Exclusion
If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.
If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.
However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.
Misstatement of Age or Sex
If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured’s correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured’s correct age and sex.
Modifying the Policy
Only our President, one of the Vice Presidents, Secretary or an officer of Western Reserve may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.
If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.
Addition, Deletion or Substitution of Portfolios
We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by

5

any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.
We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.
In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.
ADDITIONAL INFORMATION

Settlement Options
When the insured dies, the beneficiary may apply the lump sum life insurance benefit proceeds to one of the settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.
Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured’s date of death.
Under a settlement option, the dollar amount of each payment may depend on four things:
•	the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured’s date of death;

•	the interest rate we credit on those amounts;

•	the mortality tables we use; and

•	the specific payment option(s) you choose.
Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured’s death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.
All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 4%. The payee will receive the greater of:
1.	The income rates in effect for us at the time the income payments are made; or

6

2.	The income rates guaranteed in the Policy.
Fixed Period Option
•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months.

•	We will stop making payments once we have made all the payments for the period selected.
Life Income Option
At your or the beneficiary’s direction, we will make equal monthly installments:
•	only for the life of the payee, at the end of which payments will end; or

•	for the longer of the payee’s life, or for a certain period of 5 or 10 years if the payee dies before the end of the certain period; or

•	for the longer of the payee’s life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.
Joint and Survivor Income Option
•	We will make equal monthly payments during the joint lifetime of two persons.

•	Payments to the surviving payee will equal either:
•	the full amount paid to the payee before the payee’s death; or

•	two-thirds of the amount paid to the payee before the payee’s death.
•	All payments will cease upon the death of the surviving payee.
Additional Information about Western Reserve and the Separate Account
Western Reserve is a stock life insurance company that is wholly-owned by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA, Inc., is a wholly-owned indirect subsidiary of AEGON N.V., of the Netherlands, a public company under Dutch law. Western Reserve’s administrative office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.
Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.
Western Reserve established the separate account as a separate investment account under Ohio law in 1997. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.

7

Western Reserve holds the assets of the separate account apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc., provides fidelity coverage and, covers the activities of registered representatives of Transamerica Capital, Inc. (“TCI”) to a limit of $10 million.
Changes to the Separate Account
Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:
•	Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

•	Add new portfolios or remove existing portfolios;

•	Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

•	Close subaccounts to allocations of new premiums by existing or new policy owners at any time at our discretion;

•	Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

•	Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

•	Combine the separate account with other separate accounts and/or create new separate accounts;

•	Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

•	Manage the separate account under the direction of a committee at any time;

•	Make any changes required by the 1940 Act or other applicable law or regulation; and

•	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.
Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.
The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.
Potential Conflicts of Interests
Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Western Reserve or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life

8

insurance policies or variable annuity contracts and for retirement plans whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. Although neither Western Reserve nor the portfolios currently foresee any such disadvantages, Western Reserve and each portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance Policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.
Legal Matters
Sutherland Asbill & Brennan LLP of Washington, D.C. provided advice on certain matters relating to the federal securities laws.
Variations in Policy Provisions
Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include different interest rates charged and credited on Policy loans. Please refer to your Policy, as any variations will be included in your Policy or in riders or endorsements attached to your Policy.
Personalized Illustrations of Policy Benefits
To help you understand how your life insurance benefit, net cash value, and cash value would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations without charge and upon request. These illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.
The illustrations also will reflect the average portfolio expenses for 2007. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.
The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.
Sale of the Policies
We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.
Our affiliate TCI is the distributor and principal underwriter for the Policies. TCI’s home office is located at 4600 S. Syracuse St., Suite 1100, Denver, CO 80237. TCI, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc. TCI is not a member of the Securities Investor Protection Corporation.
The Policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.
During fiscal years 2007, 2006 and 2005, the amounts paid to TCI (beginning May 1, 2007) and AFSG Securities Corporation (“AFSG”) (the principal underwriter until April 2007) in connection with all Policies sold through the separate account were

9

$1,539,618.71, $2,920.902.77 and $4,129,524.33, respectively. TCI and AFSG passed through commissions they received to selling firms for their sales and did not retain any portion in return for their services as principal underwriter for the Policies. Our parent company provides paid-in capital contributions to TCI (and provided paid-in capital distributions to AFSG), and pays for TCI’s (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.
We and/or TCI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. We and/or TCI may make additional payments to certain selling firms based on aggregate sales or persistency standards. These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.
Reports to Owners
At least once each year, or more often as required by law, we will mail to policy owners at their last known address a report showing the following information as of the end of the report period:
•	the current cash value

•	the current net cash value

•	the current life insurance benefit

•	the current loan amount

•	any activity since the last report

•	the current subaccount values and loan account value

•	current net premium allocations

•	any other information required by law
In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.
Claims of Creditors
Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.
Records
We will maintain all records relating to the separate account.
Additional Information
A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC’s principal office in Washington, D.C. by paying the SEC’s prescribed fees.
Independent Registered Public Accounting Firm
The financial statements of the separate account at December 31, 2007 and for the periods disclosed in the financial statements, and the financial statements and schedules of Western Reserve at December 31, 2007, 2006, and 2005 for each of the three years in the period ended December 31, 2007, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.
Financial Statements

10

The separate account’s financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States). The company’s financial statements are also attached and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States).
Western Reserve’s financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account’s financial statements, and you should consider these financial statements and schedules only as bearing upon Western Reserve’s ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.
Western Reserve’s financial statements and schedules at December 31, 2007, 2006 and 2005 and for each of the three years in the period ended December 31, 2007, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.
UNDERWRITING

Underwriting Standards
This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of sex.
Your cost of insurance charge will vary by the insured’s sex, issue age on the effective date, and rate class. We currently place insureds into the following rate classes:
•	Medical issue;

•	Simplified issue;

•	Guaranteed Issue;

•	Non-tobacco use;

•	Tobacco use
We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.
PERFORMANCE DATA

Performance Data in Advertising Sales Literature
We may compare each subaccount’s performance to the performance of:
•	other variable life issuers in general;

•	variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);

11

•	Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.
•	the Standard & Poor’s Index of 500 Common Stocks, or other widely recognized indices;
•	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
•	certificates of deposit;

•	savings accounts and U.S. Treasuries;

•	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

•	indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).
Western Reserve’s Published Ratings
We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios, or to their performance.

12

WRL Series Life Corporate Account
Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Notes to the Financial Statements
Western Reserve Life Assurance Co. of Ohio
Report of Independent Registered Public Accounting Firm, March 28, 2008.
Audited Financial Statements
Balance Sheets — Statutory Basis
Statements of Operations — Statutory Basis
Statements of Changes in Capital and Surplus — Statutory Basis
Statutory-Basis Statements of Cash Flow — Statutory Basis
Notes to Financial Statements — Statutory Basis
Statutory-Basis Financial Statement Schedules
Summary of Investments — Other Than Investments in Related Parties
Supplementary Insurance Information
Reinsurance

13

FINANCIAL STATEMENTS
WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Year Ended December 31, 2007

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Financial Statements
Year Ended December 31, 2007

Report of Independent Registered Public Accounting Firm
The Board of Directors and Contract Owners
of the Variable Adjustable Life Insurance Policy,
Western Reserve Life Assurance Co. of Ohio
We have audited the accompanying statements of assets and liabilities of the subaccounts of WRL Series Life Corporate Account (comprised of the Vanguard VIF Balanced, Vanguard VIF Diversified Value, Vanguard VIF Equity Income, Vanguard VIF Equity Index, Vanguard VIF Growth, Vanguard VIF Mid-Cap Index, Vanguard VIF REIT Index, Vanguard VIF Small Company Growth, Vanguard VIF International, Vanguard VIF Money Market, Vanguard VIF Total Bond Market Index, Vanguard VIF High Yield Bond, Vanguard VIF Short-Term Investment-Grade, Vanguard VIF Total Stock Market Index, Vanguard VIF Capital Growth, DWS Small Cap Index VIP, DWS Equity 500 Index VIP, Contrafund®, Growth, Balanced, High Income, Money Market, T. Rowe Price Mid-Cap Growth, T. Rowe Price Equity Income, T. Rowe Price Blue Chip Growth, T. Rowe Price International Stock, Large Cap Growth, Forty, Worldwide Growth, International Growth, AIM V.I. – Dynamics, AIM V.I. – Global Health Care Fund, AIM V.I. – Technology, AIM V.I. – Financial Services, Short-Term, Total Return, StocksPLUS Growth and Income, U.S. Mid Cap Value, Emerging Markets Equity, Royce Small-Cap, Royce Micro Cap, First Eagle Overseas Variable Fund, Third Avenue Value Portfolio, Real Return , T. Rowe Price Limited – Term Bond, Growth Fund, International Fund, All Asset, Low Duration, and AIM V.I. Capital Appreciation subaccounts), which are available for investment by contract owners of Variable Adjustable Life Insurance Policy, as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of WRL Series Life Corporate Account that are available for investment by contract owners of the Variable Adjustable Life Insurance Policy at December 31, 2007, and the results of their operations and changes in their net assets for the periods indicated thereon in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
Des Moines, Iowa
March 21, 2008

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

		Vanguard VIF
	Vanguard VIF	Diversified	Vanguard VIF	Vanguard VIF
	Balanced	Value	Equity Income	Equity Index
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	300,719.780	151,209.911	17,314.385	1,187,067.755

Cost	$5,959,203	$2,383,594	$339,251	$33,007,148

Investments in mutual funds, at net asset value	$6,242,943	$2,469,258	$342,652	$35,065,981
Receivable for units sold	46,581	1	—	12,804

Total assets	6,289,524	2,469,259	342,652	35,078,785

Liabilities
Payable for units redeemed	—	—	6	—

	$6,289,524	$2,469,259	$342,646	$35,078,785

Net Assets:
Deferred annuity contracts terminable by owners	$6,289,524	$2,469,259	$342,646	$35,078,785

Total net assets	$6,289,524	$2,469,259	$342,646	$35,078,785

Accumulation units outstanding	3,581,948	1,345,249	211,324	22,996,224

Accumulation unit value	$1.755895	$1.835540	$1.621428	$1.525415

See accompanying notes.

3

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

				Vanguard VIF
				Small
	Vanguard VIF	Vanguard VIF	Vanguard VIF	Company	Vanguard VIF	Vanguard VIF
	Growth	Mid-Cap Index	REIT Index	Growth	International	Money Market
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	13,011.778	593,843.192	50,416.427	470,141.641	582,446.607	29,522,735.400

Cost	$187,690	$10,978,857	$1,102,796	$9,147,077	$11,884,372	$29,522,739

Investments in mutual funds, at net asset value	$187,239	$11,033,607	$953,879	$8,533,071	$13,885,527	$29,522,735
Receivable for units sold	—	7	6	5,547	—	4,003

Total assets	187,239	11,033,614	953,885	8,538,618	13,885,527	29,526,738

Liabilities
Payable for units redeemed	2	—	—	—	4	—

	$187,237	$11,033,614	$953,885	$8,538,618	$13,885,523	$29,526,738

Net Assets:
Deferred annuity contracts terminable by owners	$187,237	$11,033,614	$953,885	$8,538,618	$13,885,523	$29,526,738

Total net assets	$187,237	$11,033,614	$953,885	$8,538,618	$13,885,523	$29,526,738

Accumulation units outstanding	152,001	5,080,263	391,163	4,789,910	5,459,592	24,709,539

Accumulation unit value	$1.231810	$2.171859	$2.438583	$1.782626	$2.543326	$1.194953

See accompanying notes.

4

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

			Vanguard VIF
	Vanguard VIF	Vanguard VIF	Short-Term	Vanguard VIF
	Total Bond	High Yield	Investment-	Total Stock	Vanguard VIF	DWS Small
	Market Index	Bond	Grade	Market Index	Capital Growth	Cap Index VIP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	190,772.219	178,116.811	81,327.781	11,819.470	481,456.452	186,292.216

Cost	$2,072,803	$1,458,541	$848,537	$350,170	$7,586,754	$2,819,898

Investments in mutual funds, at net asset value	$2,201,511	$1,462,339	$875,900	$367,467	$8,931,017	$2,740,358
Receivable for units sold	235	318	—	—	28,990	2

Total assets	2,201,746	1,462,657	875,900	367,467	8,960,007	2,740,360

Liabilities
Payable for units redeemed	—	—	2	—	—	—

	$2,201,746	$1,462,657	$875,898	$367,467	$8,960,007	$2,740,360

Net Assets:
Deferred annuity contracts terminable by owners	$2,201,746	$1,462,657	$875,898	$367,467	$8,960,007	$2,740,360

Total net assets	$2,201,746	$1,462,657	$875,898	$367,467	$8,960,007	$2,740,360

Accumulation units outstanding	1,654,245	959,338	687,789	197,763	4,330,579	1,656,306

Accumulation unit value	$1.330967	$1.524652	$1.273499	$1.858117	$2.069009	$1.654501

See accompanying notes.

5

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

	DWS Equity
	500 Index VIP	Contrafund®	Growth	Balanced	High Income	Money Market
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	168,488.664	336,881.538	89,819.956	4,214.619	155,653.882	9,614,099.800

Cost	$2,183,740	$10,528,553	$3,261,384	$62,231	$996,441	$9,614,100

Investments in mutual funds, at net asset value	$2,616,629	$9,398,995	$4,052,676	$66,717	$930,810	$9,614,100
Receivable for units sold	—	3	1	—	1	—

Total assets	2,616,629	9,398,998	4,052,677	66,717	930,811	9,614,100

Liabilities
Payable for units redeemed	1	—	—	1	—	2,489

	$2,616,628	$9,398,998	$4,052,677	$66,716	$930,811	$9,611,611

Net Assets:
Deferred annuity contracts terminable by owners	$2,616,628	$9,398,998	$4,052,677	$66,716	$930,811	$9,611,611

Total net assets	$2,616,628	$9,398,998	$4,052,677	$66,716	$930,811	$9,611,611

Accumulation units outstanding	2,293,753	5,409,492	3,944,595	47,536	793,641	7,347,669

Accumulation unit value	$1.140763	$1.737501	$1.027400	$1.403476	$1.172835	$1.308117

See accompanying notes.

6

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

	T. Rowe Price	T. Rowe Price	T. Rowe Price	T. Rowe Price
	Mid-Cap	Equity	Blue Chip	International	Large Cap
	Growth	Income	Growth	Stock	Growth	Forty
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	557,001.728	732,783.331	778,750.058	525,398.937	678.130	20,136.253

Cost	$14,149,439	$17,219,230	$7,496,443	$8,471,101	$14,568	$615,580

Investments in mutual funds, at net asset value	$13,936,183	$17,359,637	$9,197,038	$9,304,815	$17,916	$829,211
Receivable for units sold	15,953	21,135	14	19,310	3	364

Total assets	13,952,136	17,380,772	9,197,052	9,324,125	17,919	829,575

Liabilities
Payable for units redeemed	—	—	—	—	—	—

	$13,952,136	$17,380,772	$9,197,052	$9,324,125	$17,919	$829,575

Net Assets:
Deferred annuity contracts terminable by owners	$13,952,136	$17,380,772	$9,197,052	$9,324,125	$17,919	$829,575

Total net assets	$13,952,136	$17,380,772	$9,197,052	$9,324,125	$17,919	$829,575

Accumulation units outstanding	6,960,254	9,366,214	7,605,797	7,515,922	20,096	615,169

Accumulation unit value	$2.004544	$1.855688	$1.209216	$1.240583	$0.891662	$1.348532

See accompanying notes.

7

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

						AIM V.I. -
	Worldwide	International	AIM V.I. -	AIM V.I. - Global	AIM V.I. -	Financial
	Growth	Growth	Dynamics	Health Care Fund	Technology	Services
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	735.522	50,577.749	133,855.801	5,653.987	4,395.218	281.968

Cost	$20,773	$2,332,421	$2,096,439	$115,100	$53,527	$4,510

Investments in mutual funds, at net asset value	$25,986	$3,303,233	$2,575,386	$136,035	$66,368	$3,457
Receivable for units sold	—	—	—	2	—	—

Total assets	25,986	3,303,233	2,575,386	136,037	66,368	3,457

Liabilities
Payable for units redeemed	1	2,478	3	—	10	—

	$25,985	$3,300,755	$2,575,383	$136,037	$66,358	$3,457

Net Assets:
Deferred annuity contracts terminable by owners	$25,985	$3,300,755	$2,575,383	$136,037	$66,358	$3,457

Total net assets	$25,985	$3,300,755	$2,575,383	$136,037	$66,358	$3,457

Accumulation units outstanding	28,924	1,495,842	2,468,386	93,219	156,176	2,498

Accumulation unit value	$0.898396	$2.206620	$1.043347	$1.459326	$0.424892	$1.383831

See accompanying notes.

8

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

					Emerging
			StocksPLUS	U.S. Mid Cap	Markets	Royce Small-
	Short-Term	Total Return	Growth and Income	Value	Equity	Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	789,227.062	3,537,786.814	344,387.395	4,984.032	1,509.330	188,710.482

Cost	$7,910,868	$36,256,217	$3,689,724	$90,545	$26,465	$1,926,911

Investments in mutual funds, at net asset value	$7,900,163	$37,111,384	$3,843,363	$95,245	$36,631	$1,879,556
Receivable for units sold	84	47,646	3	1	1	—

Total assets	7,900,247	37,159,030	3,843,366	95,246	36,632	1,879,556

Liabilities
Payable for units redeemed	—	—	—	—	—	2

	$7,900,247	$37,159,030	$3,843,366	$95,246	$36,632	$1,879,554

Net Assets:
Deferred annuity contracts terminable by owners	$7,900,247	$37,159,030	$3,843,366	$95,246	$36,632	$1,879,554

Total net assets	$7,900,247	$37,159,030	$3,843,366	$95,246	$36,632	$1,879,554

Accumulation units outstanding	5,898,251	22,342,776	3,184,737	57,790	9,918	1,143,567

Accumulation unit value	$1.339422	$1.663134	$1.206808	$1.648128	$3.693335	$1.643589

See accompanying notes.

9

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

		First Eagle			T. Rowe Price
	Royce Micro-	Overseas	Third Avenue		Limited-Term
	Cap	Variable Fund	Value Portfolio	Real Return	Bond	Growth Fund
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	442,725.582	300,632.370	87,169.851	198,822.882	369,554.373	43,089.235

Cost	$6,394,670	$9,117,965	$2,512,558	$2,428,753	$1,807,830	$2,431,862

Investments in mutual funds, at net asset value	$5,963,514	$8,886,693	$2,259,443	$2,499,204	$1,825,599	$2,874,914
Receivable for units sold	22,509	2,242	9,415	884	2,851	—

Total assets	5,986,023	8,888,935	2,268,858	2,500,088	1,828,450	2,874,914

Liabilities
Payable for units redeemed	—	—	—	—	—	12

	$5,986,023	$8,888,935	$2,268,858	$2,500,088	$1,828,450	$2,874,902

Net Assets:
Deferred annuity contracts terminable by owners	$5,986,023	$8,888,935	$2,268,858	$2,500,088	$1,828,450	$2,874,902

Total net assets	$5,986,023	$8,888,935	$2,268,858	$2,500,088	$1,828,450	$2,874,902

Accumulation units outstanding	3,186,748	4,258,915	1,497,831	2,049,338	1,610,085	1,935,222

Accumulation unit value	$1.878411	$2.087136	$1.514762	$1.219949	$1.135623	$1.485567

See accompanying notes.

10

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

				AIM V.I.
	International			Capital
	Fund	All Asset	Low Duration	Appreciation
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	80,944.527	39,055.329	283,659.643	3,221.112

Cost	$1,476,504	$457,294	$2,850,830	$84,693

Investments in mutual funds, at net asset value	$2,000,949	$457,728	$2,921,694	$94,604
Receivable for units sold	12	—	53	—

Total assets	2,000,961	457,728	2,921,747	94,604

Liabilities
Payable for units redeemed	—	2	—	180

	$2,000,961	$457,726	$2,921,747	$94,424

Net Assets:
Deferred annuity contracts terminable by owners	$2,000,961	$457,726	$2,921,747	$94,424

Total net assets	$2,000,961	$457,726	$2,921,747	$94,424

Accumulation units outstanding	1,126,226	349,133	2,612,105	84,538

Accumulation unit value	$1.776696	$1.311037	$1.118541	$1.116939

See accompanying notes.

11

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

		Vanguard VIF
	Vanguard	Diversified	Vanguard VIF
	VIF Balanced	Value	Equity Income
	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$196,315	$42,332	$10,940
Expenses:
Administrative, mortality and expense risk charge	28,524	11,560	1,919

Net investment income (loss)	167,791	30,772	9,021

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	296,137	72,374	29,244
Proceeds from sales	3,100,639	1,138,743	209,938
Cost of investments sold	2,789,441	934,057	190,106

Net realized capital gains (losses) on investments	607,335	277,060	49,076

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	543,974	325,707	41,576
End of period	283,740	85,664	3,401

Net change in unrealized appreciation/depreciation of investments	(260,234)	(240,043)	(38,175)

Net realized and unrealized capital gains (losses) on investments	347,101	37,017	10,901

Increase (decrease) in net assets from operations	$514,892	$67,789	$19,922

See accompanying notes.

12

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

					Vanguard VIF
			Vanguard VIF		Small
	Vanguard VIF	Vanguard VIF	Mid-Cap	Vanguard VIF	Company	Vanguard VIF
	Equity Index	Growth	Index	REIT Index	Growth	International
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$568,783	$2,429	$125,803	$20,785	$43,715	$196,753
Expenses:
Administrative, mortality and expense risk charge	169,831	168	44,270	8,857	36,601	63,794

Net investment income (loss)	398,952	2,261	81,533	11,928	7,114	132,959

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	1,415,907	—	1,059,650	84,948	771,727	442,693
Proceeds from sales	9,031,893	433,587	2,833,516	864,363	3,444,751	3,856,759
Cost of investments sold	7,943,960	387,396	2,174,803	737,919	3,260,735	2,669,879

Net realized capital gains (losses) on investments	2,503,840	46,191	1,718,363	211,392	955,743	1,629,573

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	3,170,698	20,464	1,384,436	232,583	63,306	1,978,217
End of period	2,058,833	(451)	54,750	(148,917)	(614,006)	2,001,155

Net change in unrealized appreciation/depreciation of investments	(1,111,865)	(20,915)	(1,329,686)	(381,500)	(677,312)	22,938

Net realized and unrealized capital gains (losses) on investments	1,391,975	25,276	388,677	(170,108)	278,431	1,652,511

Increase (decrease) in net assets from operations	$1,790,927	$27,537	$470,210	$(158,180)	$285,545	$1,785,470

See accompanying notes.

13

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

		Vanguard
		VIF Total	Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF
	Vanguard VIF	Bond Market	High Yield	Short-Term	Total Stock	Capital
	Money Market	Index	Bond	Investment-Grade	Market Index	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$1,572,632	$71,645	$90,785	$22,515	$3,461	$63,434
Expenses:
Administrative, mortality and expense risk charge	169,593	18,871	9,208	2,275	2,368	54,949

Net investment income (loss)	1,403,039	52,774	81,577	20,240	1,093	8,485

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	14,149	210,485
Proceeds from sales	16,850,162	899,274	916,743	846,403	51,782	2,185,841
Cost of investments sold	16,850,162	887,688	901,885	808,465	44,192	1,661,962

Net realized capital gains (losses) on investments	—	11,586	14,858	37,938	21,739	734,364

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(4)	69,462	69,020	40,877	24,993	1,123,799
End of period	(4)	128,708	3,798	27,363	17,297	1,344,263

Net change in unrealized appreciation/depreciation of investments	—	59,246	(65,222)	(13,514)	(7,696)	220,464

Net realized and unrealized capital gains (losses) on investments	—	70,832	(50,364)	24,424	14,043	954,828

Increase (decrease) in net assets from operations	$1,403,039	$123,606	$31,213	$44,664	$15,136	$963,313

See accompanying notes.

14

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

	DWS Small	DWS Equity
	Cap Index VIP	500 Index VIP	Contrafund®	Growth	Balanced	High Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$27,133	$37,340	$84,580	$29,829	$1,986	$77,187
Expenses:
Administrative, mortality and expense risk charge	12,658	16,186	43,063	18,408	424	2,031

Net investment income (loss)	14,475	21,154	41,517	11,421	1,562	75,156

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	198,839	—	2,259,951	3,312	2,079	—
Proceeds from sales	2,387,401	347,166	3,751,988	1,260,800	1,954	61,812
Cost of investments sold	2,246,547	264,323	3,143,853	925,749	1,740	65,173

Net realized capital gains (losses) on investments	339,693	82,843	2,868,086	338,363	2,293	(3,361)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	287,978	423,907	395,707	315,881	4,219	(8,307)
End of period	(79,540)	432,889	(1,129,558)	791,292	4,486	(65,631)

Net change in unrealized appreciation/depreciation of investments	(367,518)	8,982	(1,525,265)	475,411	267	(57,324)

Net realized and unrealized capital gains (losses) on investments	(27,825)	91,825	1,342,821	813,774	2,560	(60,685)

Increase (decrease) in net assets from operations	$(13,350)	$112,979	$1,384,338	$825,195	$4,122	$14,471

See accompanying notes.

15

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

		T. Rowe	T. Rowe	T. Rowe Price
	Money	Price Mid-	Price Equity	Blue Chip	T. Rowe Price	Large Cap
	Market	Cap Growth	Income	Growth	International Stock	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$426,626	$30,960	$314,860	$37,696	$128,117	$123
Expenses:
Administrative, mortality and expense risk charge	35,986	58,420	107,466	28,288	15,823	59

Net investment income (loss)	390,640	(27,460)	207,394	9,408	112,294	64

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	1,532,508	1,055,334	—	1,029,514	—
Proceeds from sales	4,225,147	5,122,815	7,670,759	1,143,113	1,465,580	1,394
Cost of investments sold	4,225,147	4,525,829	6,577,757	882,983	954,641	1,091

Net realized capital gains (losses) on investments	—	2,129,494	2,148,336	260,130	1,540,453	303

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	(250,374)	2,029,000	1,082,992	1,445,229	1,394
End of period	—	(213,256)	140,407	1,700,595	833,714	3,348

Net change in unrealized appreciation/depreciation of investments	—	37,118	(1,888,593)	617,603	(611,515)	1,954

Net realized and unrealized capital gains (losses) on investments	—	2,166,612	259,743	877,733	928,938	2,257

Increase (decrease) in net assets from operations	$390,640	$2,139,152	$467,137	$887,141	$1,041,232	$2,321

See accompanying notes.

16

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

					AIM V.I. –
		Worldwide	International	AIM V.I. -	Global Health
	Forty	Growth	Growth	Dynamics	Care Fund
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$2,857	$189	$16,180	$—	$—
Expenses:
Administrative, mortality and expense risk charge	4,741	91	5,537	15,492	1,146

Net investment income (loss)	(1,884)	98	10,643	(15,492)	(1,146)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	157,366	2,195	629,767	1,335,052	6,545
Cost of investments sold	110,796	1,628	279,957	897,775	5,124

Net realized capital gains (losses) on investments	46,570	567	349,810	437,277	1,421

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	59,140	3,624	643,482	596,716	8,616
End of period	213,631	5,213	970,812	478,947	20,935

Net change in unrealized appreciation/depreciation of investments	154,491	1,589	327,330	(117,769)	12,319

Net realized and unrealized capital gains (losses) on investments	201,061	2,156	677,140	319,508	13,740

Increase (decrease) in net assets from operations	$199,177	$2,254	$687,783	$304,016	$12,594

See accompanying notes.

17

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

		AIM V.I. -			StocksPLUS
	AIM V.I. –	Financial			Growth and	U.S. Mid Cap
	Technology	Services	Short-Term	Total Return	Income	Value
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$—	$74	$352,620	$1,688,383	$289,449	$533
Expenses:
Administrative, mortality and expense risk charge	254	—	42,320	134,829	27,307	622

Net investment income (loss)	(254)	74	310,300	1,553,554	262,142	(89)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	279	—	—	—	8,257
Proceeds from sales	26,951	107	6,758,230	8,495,934	2,088,390	7,473
Cost of investments sold	19,218	116	6,758,444	8,765,476	1,779,314	5,816

Net realized capital gains (losses) on investments	7,733	270	(214)	(269,542)	309,076	9,914

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	15,299	—	4,293	(702,656)	490,957	10,153
End of period	12,841	(1,053)	(10,705)	855,167	153,639	4,700

Net change in unrealized appreciation/depreciation of investments	(2,458)	(1,053)	(14,998)	1,557,823	(337,318)	(5,453)

Net realized and unrealized capital gains (losses) on investments	5,275	(783)	(15,212)	1,288,281	(28,242)	4,461

Increase (decrease) in net assets from operations	$5,021	$(709)	$295,088	$2,841,835	$233,900	$4,372

See accompanying notes.

18

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

				First Eagle
	Emerging			Overseas			T. Rowe
	Markets	Royce Small-	Royce Micro-	Variable	Third Avenue		Price Limited-
	Equity	Cap	Cap	Fund	Value Portfolio	Real Return	Term Bond
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$169	$992	$89,166	$—	$49,832	$95,957	$82,801
Expenses:
Administrative, mortality and expense risk charge	242	8,729	27,619	38,580	10,086	9,182	9,331

Net investment income (loss)	(73)	(7,737)	61,547	(38,580)	39,746	86,775	73,470

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	4,316	86,283	508,090	—	143,620	5,535	—
Proceeds from sales	9,290	319,516	3,348,646	5,688,768	456,876	843,522	1,057,953
Cost of investments sold	6,659	275,679	2,738,701	5,628,787	404,515	866,308	1,065,031

Net realized capital gains (losses) on investments	6,947	130,120	1,118,035	59,981	195,981	(17,251)	(7,078)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	6,318	132,302	551,365	(1,056,925)	113,079	(63,183)	(3,940)
End of period	10,166	(47,355)	(431,156)	(231,272)	(253,115)	70,451	17,769

Net change in unrealized appreciation/depreciation of investments	3,848	(179,657)	(982,521)	825,653	(366,194)	133,634	21,709

Net realized and unrealized capital gains (losses) on investments	10,795	(49,537)	135,514	885,634	(170,213)	116,383	14,631

Increase (decrease) in net assets from operations	$10,722	$(57,274)	$197,061	$847,054	$(130,467)	$203,158	$88,101

See accompanying notes.

19

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

					AIM V.I.
		International			Capital
	Growth Fund	Fund	All Asset	Low Duration	Appreciation
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$22,079	$28,227	$30,290	$131,972	$—
Expenses:
Administrative, mortality and expense risk charge	—	6,645	1,125	9,166	763

Net investment income (loss)	22,079	21,582	29,165	122,806	(763)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	190,682	89,617	—	—	—
Proceeds from sales	38,173	25,596	424,643	2,584,624	4,235
Cost of investments sold	30,919	18,677	415,702	2,568,752	3,986

Net realized capital gains (losses) on investments	197,936	96,536	8,941	15,872	249

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	343,785	312,539	4,009	23,086	308
End of period	443,052	524,445	434	70,864	9,911

Net change in unrealized appreciation/depreciation of investments	99,267	211,906	(3,575)	47,778	9,603

Net realized and unrealized capital gains (losses) on investments	297,203	308,442	5,366	63,650	9,852

Increase (decrease) in net assets from operations	$319,282	$330,024	$34,531	$186,456	$9,089

See accompanying notes.

20

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

			Vanguard VIF Diversified
	Vanguard VIF Balanced		Value
	Subaccount		Subaccount
	2007	2006	2007	2006

Operations
Net investment income (loss)	$167,791	$134,060	$30,772	$33,995
Net realized capital gains (losses) on investments	607,335	522,378	277,060	230,487
Net change in unrealized appreciation/depreciation of investments	(260,234)	215,560	(240,043)	131,059

Increase (decrease) in net assets from operations	514,892	871,998	67,789	395,541

Contract transactions
Net contract purchase payments	25,190	853,344	139,108	232,835
Transfer payments from (to) other subaccounts or general account	(1,231,850)	(790,050)	(192,527)	(414,921)
Contract terminations, withdrawals, and other deductions	(141,442)	(81,064)	(45,809)	(42,022)

Increase (decrease) in net assets from contract transactions	(1,348,102)	(17,770)	(99,228)	(224,108)

Net increase (decrease) in net assets	(833,210)	854,228	(31,439)	171,433

Net assets:
Beginning of the period	7,122,734	6,268,506	2,500,698	2,329,265

End of the period	$6,289,524	$7,122,734	$2,469,259	$2,500,698

See accompanying notes.

21

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

	Vanguard VIF Equity Income		Vanguard VIF Equity Index		Vanguard VIF Growth
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$9,021	$8,810	$398,952	$426,218	$2,261	$—
Net realized capital gains (losses) on investments	49,076	17,304	2,503,840	3,608,746	46,191	17,001
Net change in unrealized appreciation/depreciation of investments	(38,175)	49,759	(1,111,865)	740,590	(20,915)	(11,403)

Increase (decrease) in net assets from operations	19,922	75,873	1,790,927	4,775,554	27,537	5,598

Contract transactions
Net contract purchase payments	(1,095)	—	2,588,721	3,380,232	(540)	—
Transfer payments from (to) other subaccounts or general account	(84,955)	(216,440)	(3,367,651)	(3,821,778)	(88,001)	(5,746)
Contract terminations, withdrawals, and other deductions	(10,142)	(9,305)	(1,261,630)	(304,740)	(7,766)	(7,689)

Increase (decrease) in net assets from contract transactions	(96,192)	(225,745)	(2,040,560)	(746,286)	(96,307)	(13,435)

Net increase (decrease) in net assets	(76,270)	(149,872)	(249,633)	4,029,268	(68,770)	(7,837)

Net assets:
Beginning of the period	418,916	568,788	35,328,418	31,299,150	256,007	263,844

End of the period	$342,646	$418,916	$35,078,785	$35,328,418	$187,237	$256,007

See accompanying notes.

22

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

					Vanguard VIF Small
	Vanguard VIF Mid-Cap Index		Vanguard VIF REIT Index		Company Growth
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$81,533	$48,168	$11,928	$5,235	$7,114	$(12,566)
Net realized capital gains (losses) on investments	1,718,363	889,057	211,392	99,292	955,743	1,568,570
Net change in unrealized appreciation/depreciation of investments	(1,329,686)	208,872	(381,500)	206,042	(677,312)	(789,600)

Increase (decrease) in net assets from operations	470,210	1,146,097	(158,180)	310,569	285,545	766,404

Contract transactions
Net contract purchase payments	499,938	1,331,633	63,070	8,975	16,837	1,756,181
Transfer payments from (to) other subaccounts or general account	295,195	100,330	(350,035)	760,744	(657,220)	(2,136,328)
Contract terminations, withdrawals, and other deductions	(307,431)	(119,977)	(19,002)	(16,127)	(152,135)	(109,443)

Increase (decrease) in net assets from contract transactions	487,702	1,311,986	(305,967)	753,592	(792,518)	(489,590)

Net increase (decrease) in net assets	957,912	2,458,083	(464,147)	1,064,161	(506,973)	276,814

Net assets:
Beginning of the period	10,075,702	7,617,619	1,418,032	353,871	9,045,591	8,768,777

End of the period	$11,033,614	$10,075,702	$953,885	$1,418,032	$8,538,618	$9,045,591

See accompanying notes.

23

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

					Vanguard VIF Total Bond
	Vanguard VIF International		Vanguard VIF Money Market		Market Index
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$132,959	$44,372	$1,403,039	$1,184,776	$52,774	$54,676
Net realized capital gains (losses) on investments	1,629,573	893,256	—	—	11,586	(32,677)
Net change in unrealized appreciation/depreciation of investments	22,938	1,039,887	—	—	59,246	68,348

Increase (decrease) in net assets from operations	1,785,470	1,977,515	1,403,039	1,184,776	123,606	90,347

Contract transactions
Net contract purchase payments	410,279	994,350	314,653	6,984,090	80,600	164,603
Transfer payments from (to) other subaccounts or general account	744,638	1,423,431	(59,220)	(4,570,361)	(229,604)	322,792
Contract terminations, withdrawals, and other deductions	(149,481)	(91,477)	(583,579)	(414,479)	(20,488)	(25,322)

Increase (decrease) in net assets from contract transactions	1,005,436	2,326,304	(328,146)	1,999,250	(169,492)	462,073

Net increase (decrease) in net assets	2,790,906	4,303,819	1,074,893	3,184,026	(45,886)	552,420

Net assets:
Beginning of the period	11,094,617	6,790,798	28,451,845	25,267,819	2,247,632	1,695,212

End of the period	$13,885,523	$11,094,617	$29,526,738	$28,451,845	$2,201,746	$2,247,632

See accompanying notes.

24

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

	Vanguard VIF High		Vanguard VIF Short-Term		Vanguard VIF Total Stock
	Yield Bond		Investment-Grade		Market Index
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$81,577	$56,450	$20,240	$1,731	$1,093	$(795)
Net realized capital gains (losses) on investments	14,858	(7,269)	37,938	(916)	21,739	27,046
Net change in unrealized appreciation/depreciation of investments	(65,222)	59,863	(13,514)	39,964	(7,696)	5,449

Increase (decrease) in net assets from operations	31,213	109,044	44,664	40,779	15,136	31,700

Contract transactions
Net contract purchase payments	4,478	100,805	(1,483)	—	7,131	72,556
Transfer payments from (to) other subaccounts or general account	(261,055)	966,231	(273,122)	963,130	68,846	(52,693)
Contract terminations, withdrawals, and other deductions	(16,175)	(14,109)	(11,564)	(7,406)	(8,511)	(3,318)

Increase (decrease) in net assets from contract transactions	(272,752)	1,052,927	(286,169)	955,724	67,466	16,545

Net increase (decrease) in net assets	(241,539)	1,161,971	(241,505)	996,503	82,602	48,245

Net assets:
Beginning of the period	1,704,196	542,225	1,117,403	120,900	284,865	236,620

End of the period	$1,462,657	$1,704,196	$875,898	$1,117,403	$367,467	$284,865

See accompanying notes.

25

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

	Vanguard VIF Capital Growth		DWS Small Cap Index VIP		DWS Equity 500 Index VIP
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$8,485	$12,790	$14,475	$4,330	$21,154	$14,479
Net realized capital gains (losses) on investments	734,364	734,625	339,693	204,068	82,843	18,466
Net change in unrealized appreciation/depreciation of investments	220,464	71,752	(367,518)	178,974	8,982	295,672

Increase (decrease) in net assets from operations	963,313	819,167	(13,350)	387,372	112,979	328,617

Contract transactions
Net contract purchase payments	37,163	299,330	151,945	307,641	21,729	429,746
Transfer payments from (to) other subaccounts or general account	(511,223)	(540,839)	(389,372)	56,370	(139,547)	(4,742)
Contract terminations, withdrawals, and other deductions	(135,601)	(100,104)	(40,522)	(37,246)	(29,399)	(29,231)

Increase (decrease) in net assets from contract transactions	(609,661)	(341,613)	(277,949)	326,765	(147,217)	395,773

Net increase (decrease) in net assets	353,652	477,554	(291,299)	714,137	(34,238)	724,390

Net assets:
Beginning of the period	8,606,355	8,128,801	3,031,659	2,317,522	2,650,866	1,926,476

End of the period	$8,960,007	$8,606,355	$2,740,360	$3,031,659	$2,616,628	$2,650,866

See accompanying notes.

26

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

	Contrafund®		Growth		Balanced
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$41,517	$62,510	$11,421	$(6,466)	$1,562	$229
Net realized capital gains (losses) on investments	2,868,086	1,663,009	338,363	108,361	2,293	2,266
Net change in unrealized appreciation/depreciation of investments	(1,525,265)	(855,796)	475,411	94,027	267	2,084

Increase (decrease) in net assets from operations	1,384,338	869,723	825,195	195,922	4,122	4,579

Contract transactions
Net contract purchase payments	36,394	1,212,137	43,050	331,157	(1)	10,758
Transfer payments from (to) other subaccounts or general account	(1,102,620)	554,686	(142,162)	(488,061)	12,254	(4,046)
Contract terminations, withdrawals, and other deductions	(109,340)	(86,853)	(38,707)	(39,874)	(1,530)	(433)

Increase (decrease) in net assets from contract transactions	(1,175,566)	1,679,970	(137,819)	(196,778)	10,723	6,279

Net increase (decrease) in net assets	208,772	2,549,693	687,376	(856)	14,845	10,858

Net assets:
Beginning of the period	9,190,226	6,640,533	3,365,301	3,366,157	51,871	41,013

End of the period	$9,398,998	$9,190,226	$4,052,677	$3,365,301	$66,716	$51,871

See accompanying notes.

27

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

					T. Rowe Price Mid-Cap
	High Income		Money Market		Growth
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$75,156	$29,551	$390,640	$163,834	$(27,460)	$(75,857)
Net realized capital gains (losses) on investments	(3,361)	(4,160)	—	—	2,129,494	3,707,494
Net change in unrealized appreciation/depreciation of investments	(57,324)	20,574	—	—	37,118	(2,791,338)

Increase (decrease) in net assets from operations	14,471	45,965	390,640	163,834	2,139,152	840,299

Contract transactions
Net contract purchase payments	2,047	2,499	184,685	739,188	69,651	750,994
Transfer payments from (to) other subaccounts or general account	484,017	(157,646)	4,485,721	1,521,435	(2,295,300)	(3,184,609)
Contract terminations, withdrawals, and other deductions	(10,782)	(7,549)	(303,804)	(202,968)	(209,359)	(158,186)

Increase (decrease) in net assets from contract transactions	475,282	(162,696)	4,366,602	2,057,655	(2,435,008)	(2,591,801)

Net increase (decrease) in net assets	489,753	(116,731)	4,757,242	2,221,489	(295,856)	(1,751,502)

Net assets:
Beginning of the period	441,058	557,789	4,854,369	2,632,880	14,247,992	15,999,494

End of the period	$930,811	$441,058	$9,611,611	$4,854,369	$13,952,136	$14,247,992

See accompanying notes.

28

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

			T. Rowe Price Blue Chip		T. Rowe Price International
	T. Rowe Price Equity Income		Growth		Stock
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$207,394	$199,592	$9,408	$(20,296)	$112,294	$47,707
Net realized capital gains (losses) on investments	2,148,336	2,060,571	260,130	393,487	1,540,453	570,681
Net change in unrealized appreciation/depreciation of investments	(1,888,593)	1,119,864	617,603	233,500	(611,515)	520,497

Increase (decrease) in net assets from operations	467,137	3,380,027	887,141	606,691	1,041,232	1,138,885

Contract transactions
Net contract purchase payments	73,850	1,666,063	42,569	408,884	42,575	457,611
Transfer payments from (to) other subaccounts or general account	(2,459,536)	(4,855,435)	1,136,614	(1,313,406)	881,135	(338,666)
Contract terminations, withdrawals, and other deductions	(574,134)	(180,311)	(132,164)	(73,555)	(202,961)	(83,727)

Increase (decrease) in net assets from contract transactions	(2,959,820)	(3,369,683)	1,047,019	(978,077)	720,749	35,218

Net increase (decrease) in net assets	(2,492,683)	10,344	1,934,160	(371,386)	1,761,981	1,174,103

Net assets:
Beginning of the period	19,873,455	19,863,111	7,262,892	7,634,278	7,562,144	6,388,041

End of the period	$17,380,772	$19,873,455	$9,197,052	$7,262,892	$9,324,125	$7,562,144

See accompanying notes.

29

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

	Large Cap Growth		Forty		Worldwide Growth
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$64	$(105)	$(1,884)	$(695)	$98	$605
Net realized capital gains (losses) on investments	303	863	46,570	15,802	567	1,085
Net change in unrealized appreciation/depreciation of investments	1,954	376	154,491	21,699	1,589	1,338

Increase (decrease) in net assets from operations	2,321	1,134	199,177	36,806	2,254	3,028

Contract transactions
Net contract purchase payments	1	1	92,894	64,470	—	—
Transfer payments from (to) other subaccounts or general account	382	(871)	106,463	(22,565)	513	(24,927)
Contract terminations, withdrawals, and other deductions	(469)	(318)	(7,103)	(5,813)	(688)	(907)

Increase (decrease) in net assets from contract transactions	(86)	(1,188)	192,254	36,092	(175)	(25,834)

Net increase (decrease) in net assets	2,235	(54)	391,431	72,898	2,079	(22,806)

Net assets:
Beginning of the period	15,684	15,738	438,144	365,246	23,906	46,712

End of the period	$17,919	$15,684	$829,575	$438,144	$25,985	$23,906

See accompanying notes.

30

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

					AIM V.I. - Global Health
	International Growth		AIM V.I. - Dynamics		Care Fund
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$10,643	$25,872	$(15,492)	$(15,224)	$(1,146)	$(655)
Net realized capital gains (losses) on investments	349,810	157,597	437,277	381,438	1,421	3,500
Net change in unrealized appreciation/depreciation of investments	327,330	399,918	(117,769)	13,067	12,319	1,216

Increase (decrease) in net assets from operations	687,783	583,387	304,016	379,281	12,594	4,061

Contract transactions
Net contract purchase payments	(1,675)	3,843	(1,005)	55,623	2,024	2,133
Transfer payments from (to) other subaccounts or general account	529,228	679,930	(774,272)	(324,766)	28,508	19,082
Contract terminations, withdrawals, and other deductions	(41,977)	(16,222)	(58,120)	(39,002)	(1,770)	(1,248)

Increase (decrease) in net assets from contract transactions	485,576	667,551	(833,397)	(308,145)	28,762	19,967

Net increase (decrease) in net assets	1,173,359	1,250,938	(529,381)	71,136	41,356	24,028

Net assets:
Beginning of the period	2,127,396	876,458	3,104,764	3,033,628	94,681	70,653

End of the period	$3,300,755	$2,127,396	$2,575,383	$3,104,764	$136,037	$94,681

See accompanying notes.

31

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

	AIM V.I. - Technology		AIM V.I. - Financial Services		Short-Term
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$(254)	$(573)	$74	$(113)	$310,300	$450,652
Net realized capital gains (losses) on investments	7,733	1,696	270	3,446	(214)	(46,987)
Net change in unrealized appreciation/depreciation of investments	(2,458)	5,842	(1,053)	(2,115)	(14,998)	38,546

Increase (decrease) in net assets from operations	5,021	6,965	(709)	1,218	295,088	442,211

Contract transactions
Net contract purchase payments	(2)	—	—	—	10,317	1,132,259
Transfer payments from (to) other subaccounts or general account	(6,990)	1,306	4,215	(29,999)	(3,793,585)	(2,587,191)
Contract terminations, withdrawals, and other deductions	(12,889)	(1,084)	(49)	(611)	(73,915)	(70,007)

Increase (decrease) in net assets from contract transactions	(19,881)	222	4,166	(30,610)	(3,857,183)	(1,524,939)

Net increase (decrease) in net assets	(14,860)	7,187	3,457	(29,392)	(3,562,095)	(1,082,728)

Net assets:
Beginning of the period	81,218	74,031	—	29,392	11,462,342	12,545,070

End of the period	$66,358	$81,218	$3,457	$—	$7,900,247	$11,462,342

See accompanying notes.

32

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

			StocksPLUS Growth and
	Total Return		Income		U.S. Mid Cap Value
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$1,553,554	$1,292,375	$262,142	$202,740	$(89)	$(715)
Net realized capital gains (losses) on investments	(269,542)	100,107	309,076	277,765	9,914	11,495
Net change in unrealized appreciation/depreciation of investments	1,557,823	(239,400)	(337,318)	85,153	(5,453)	1,528

Increase (decrease) in net assets from operations	2,841,835	1,153,082	233,900	565,658	4,372	12,308

Contract transactions
Net contract purchase payments	2,586,195	3,799,053	(10,873)	359,336	1	14,497
Transfer payments from (to) other subaccounts or general account	(52,576)	3,481,670	(1,086,793)	(724,074)	18,064	(5,613)
Contract terminations, withdrawals, and other deductions	(2,062,586)	(286,137)	(94,101)	(49,937)	(6,776)	(660)

Increase (decrease) in net assets from contract transactions	471,033	6,994,586	(1,191,767)	(414,675)	11,289	8,224

Net increase (decrease) in net assets	3,312,868	8,147,668	(957,867)	150,983	15,661	20,532

Net assets:
Beginning of the period	33,846,162	25,698,494	4,801,233	4,650,250	79,585	59,053

End of the period	$37,159,030	$33,846,162	$3,843,366	$4,801,233	$95,246	$79,585

See accompanying notes.

33

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

	Emerging Markets Equity		Royce Small-Cap		Royce Micro-Cap
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$(73)	$(159)	$(7,737)	$(8,320)	$61,547	$(20,184)
Net realized capital gains (losses) on investments	6,947	6,114	130,120	163,069	1,118,035	1,165,067
Net change in unrealized appreciation/depreciation of investments	3,848	2,306	(179,657)	84,219	(982,521)	40,831

Increase (decrease) in net assets from operations	10,722	8,261	(57,274)	238,968	197,061	1,185,714

Contract transactions
Net contract purchase payments	783	8,670	2,096	202,809	117,901	756,297
Transfer payments from (to) other subaccounts or general account	(5,232)	(4,380)	519,656	147,810	(989,478)	(1,222,010)
Contract terminations, withdrawals, and other deductions	(863)	(318)	(246,002)	(19,012)	(81,603)	(73,428)

Increase (decrease) in net assets from contract transactions	(5,312)	3,972	275,750	331,607	(953,180)	(539,141)

Net increase (decrease) in net assets	5,410	12,233	218,476	570,575	(756,119)	646,573

Net assets:
Beginning of the period	31,222	18,989	1,661,078	1,090,503	6,742,142	6,095,569

End of the period	$36,632	$31,222	$1,879,554	$1,661,078	$5,986,023	$6,742,142

See accompanying notes.

34

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

	First Eagle Overseas		Third Avenue Value
	Variable Fund		Portfolio		Real Return
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$(38,580)	$683,413	$39,746	$14,218	$86,775	$68,242
Net realized capital gains (losses) on investments	59,981	2,770,445	195,981	193,326	(17,251)	22,965
Net change in unrealized appreciation/depreciation of investments	825,653	(1,535,908)	(366,194)	21,308	133,634	(47,226)

Increase (decrease) in net assets from operations	847,054	1,917,950	(130,467)	228,852	203,158	43,981

Contract transactions
Net contract purchase payments	22,053	1,272,003	21,798	144,803	19,166	170,677
Transfer payments from (to) other subaccounts or general account	(3,236,257)	1,931,393	497,640	173,333	213,763	655,752
Contract terminations, withdrawals, and other deductions	(162,423)	(128,495)	(28,902)	(18,861)	(28,151)	(20,097)

Increase (decrease) in net assets from contract transactions	(3,376,627)	3,074,901	490,536	299,275	204,778	806,332

Net increase (decrease) in net assets	(2,529,573)	4,992,851	360,069	528,127	407,936	850,313

Net assets:
Beginning of the period	11,418,508	6,425,657	1,908,789	1,380,662	2,092,152	1,241,839

End of the period	$8,888,935	$11,418,508	$2,268,858	$1,908,789	$2,500,088	$2,092,152

See accompanying notes.

35

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

	T. Rowe Price Limited-Term
	Bond		Growth Fund		International Fund
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$73,470	$62,226	$22,079	$11,482	$21,582	$14,772
Net realized capital gains (losses) on investments	(7,078)	(19,399)	197,936	19,613	96,536	17,636
Net change in unrealized appreciation/depreciation of investments	21,709	17,079	99,267	183,428	211,906	217,219

Increase (decrease) in net assets from operations	88,101	59,906	319,282	214,523	330,024	249,627

Contract transactions
Net contract purchase payments	9,989	59,065	(1)	435,731	(1)	261,438
Transfer payments from (to) other subaccounts or general account	(155,206)	(494,495)	(6)	(8)	4	6
Contract terminations, withdrawals, and other deductions	(28,903)	(21,398)	(38,173)	(26,885)	(18,951)	(11,263)

Increase (decrease) in net assets from contract transactions	(174,120)	(456,828)	(38,180)	408,838	(18,948)	250,181

Net increase (decrease) in net assets	(86,019)	(396,922)	281,102	623,361	311,076	499,808

Net assets:
Beginning of the period	1,914,469	2,311,391	2,593,800	1,970,439	1,689,885	1,190,077

End of the period	$1,828,450	$1,914,469	$2,874,902	$2,593,800	$2,000,961	$1,689,885

See accompanying notes.

36

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

					AIM V.I. Capital
	All Asset		Low Duration		Appreciation
	Subaccount		Subaccount		Subaccount
	2007	2006(1)	2007	2006(1)	2007	2006(1)

Operations
Net investment income (loss)	$29,165	$29,194	$122,806	$121,094	$(763)	$(234)
Net realized capital gains (losses) on investments	8,941	1,999	15,872	256	249	(49)
Net change in unrealized appreciation/depreciation of investments	(3,575)	4,009	47,778	23,086	9,603	308

Increase (decrease) in net assets from operations	34,531	35,202	186,456	144,436	9,089	25

Contract transactions
Net contract purchase payments	(63)	1	(73)	—	1	—
Transfer payments from (to) other subaccounts or general account	(284,097)	680,575	(1,791,243)	4,435,777	13,899	73,363
Contract terminations, withdrawals, and other deductions	(5,221)	(3,202)	(31,799)	(21,807)	(1,180)	(773)

Increase (decrease) in net assets from contract transactions	(289,381)	677,374	(1,823,115)	4,413,970	12,720	72,590

Net increase (decrease) in net assets	(254,850)	712,576	(1,636,659)	4,558,406	21,809	72,615

Net assets:
Beginning of the period	712,576	—	4,558,406	—	72,615	—

End of the period	$457,726	$712,576	$2,921,747	$4,558,406	$94,424	$72,615

See accompanying notes.

37

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
1. Organization and Summary of Significant Accounting Policies
Organization
The WRL Series Life Corporate Account (the “Separate Account”), is a segregated investment account of the Western Reserve Life Assurance Co. of Ohio (“Western Reserve”), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.
The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment portfolios (the Series Funds). Each Series Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specific subaccounts is available to contract owners of the Variable Adjustable Life Insurance Policy, offered by Western Reserve.

Subaccount Investment by Fund:

Vanguard Variable Insurance Fund	Janus Aspen Series
Vanguard VIF Balanced Portfolio	Large Cap Growth Portfolio
Vanguard VIF Diversified Value Portfolio	Forty Portfolio
Vanguard VIF Equity Income Portfolio	Worldwide Growth Portfolio
Vanguard VIF Equity Index Portfolio	Flexible Bond Portfolio
Vanguard VIF Growth Portfolio	Mid Cap Growth
Vanguard VIF Mid-Cap Index Portfolio	International Growth Portfolio
Vanguard VIF REIT Index Portfolio	AIM Variable Insurance Funds
Vanguard VIF Small Company Growth Portfolio	AIM V.I. - Dynamics Fund
Vanguard VIF International Portfolio	AIM V.I. - Global Health Care Fund
Vanguard VIF Money Market Portfolio	AIM V.I. - Technology Fund
Vanguard VIF Total Bond Market Index Portfolio	AIM V.I. - Small Cap Growth Fund
Vanguard VIF High Yield Bond Portfolio	AIM V.I. - Capital Appreciation Fund
Vanguard VIF Short-Term Investment-Grade Portfolio	AIM V.I. - Financial Services Fund
Vanguard VIF Total Stock Market Index Portfolio	PIMCO Variable Insurance Trust
Vanguard VIF Capital Growth Portfolio	Short-Term Portfolio (Institutional Class)
DWS Investments VIT Funds	Total Return Portfolio (Institutional Class)
DWS Equity 500 Index VIP (Class A)	StocksPLUS Growth and Income Portfolio (Institutional Class)
DWS Small Cap Index VIP (Class A)	All Asset Portfolio (Administrative Class)
Fidelity Variable Insurance Products Funds	Real Return Portfolio (Institutional Class)
Growth Opportunities Portfolio	Low Duration Portfolio (Institutional Class)
Contrafund® Portfolio	The Universal Institutional Funds, Inc.
Growth Portfolio	U.S. Mid Cap Value Portfolio
Balanced Portfolio	Emerging Markets Equity Portfolio
High Income Portfolio	Emerging Markets Debt Portfolio
Money Market Portfolio	Royce Capital Fund
T. Rowe Price Equity Series, Inc.	Royce Small-Cap Portfolio
T. Rowe Price Mid-Cap Growth Portfolio	Royce Micro-Cap Portfolio
T. Rowe Price Equity Income Portfolio	First Eagle Variable Funds, Inc
T. Rowe Price New America Growth Portfolio	First Eagle Overseas Variable Fund
T. Rowe Price Blue Chip Growth Portfolio	Third Avenue Variable Series Trust
T. Rowe Price Fixed Income Series, Inc.	Third Avenue Value Portfolio
T. Rowe Price Limited-Term Bond Portfolio	American Funds Insurance Series
T. Rowe Price International Series, Inc.	Global Small Capitalization Fund
T. Rowe Price International Stock Portfolio	Growth Fund
International Fund
New World Fund

38

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
1. Organization and Summary of Significant Accounting Policies (continued)
     Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
All Asset Portfolio (Administrative Class)	February 1, 2006
Low Duration Portfolio (Institutional Class)	February 1, 2006
AIM VI Capital Appreciation Fund	May 1, 2006
Global Small Capitalization Fund (Class 2)	May 25, 2005
Growth Fund (Class 2)	May 25, 2005
International Fund (Class 2)	May 25, 2005
New World Fund (Class 2)	May 25, 2005
First Eagle Overseas Variable Fund	May 1, 2004
Third Avenue Value Portfolio	May 1, 2004
Real Return Portfolio (Institutional Class)	May 1, 2004
T. Rowe Price Limited-Term Bond Portfolio	May 1, 2004
Investments
Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2007.
Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners’ equity.
Dividend Income
Dividends received from the Series Fund investments are reinvested to purchase additional mutual fund shares.

39

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
2. Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2007 were as follows: were as follows:

	Purchases	Sales

Vanguard Variable Insurance Fund
Vanguard VIF Balanced Portfolio	$2,169,896	$3,100,639
Vanguard VIF Diversified Value Portfolio	1142650.799	1138743
Vanguard VIF Equity Income Portfolio	152010.5022	209938
Vanguard VIF Equity Index Portfolio	8793367.764	9031893
Vanguard VIF Growth Portfolio	339543.1689	433587
Vanguard VIF Mid-Cap Index Portfolio	4462376.899	2833516
Vanguard VIF REIT Index Portfolio	655272.6772	864363
Vanguard VIF Small Company Growth Portfolio	3426556.5	3444751
Vanguard VIF International Portfolio	5437884.34	3856759
Vanguard VIF Money Market Portfolio	17922252.89	16850162
Vanguard VIF Total Bond Market Index Portfolio	782318.419	899274
Vanguard VIF High Yield Bond Portfolio	725229.3551	916743
Vanguard VIF Short-Term Investment-Grade Portfolio	580473.4719	846403
Vanguard VIF Total Stock Market Index Portfolio	134509.45	51782
Vanguard VIF Capital Growth Portfolio	1769047.557	2185841
DWS Investments VIT Funds
DWS Equity 500 Index VIP (Class A)	2322777.025	2387401
DWS Small Cap Index VIP (Class A)	221155.5103	347166
Fidelity Variable Insurance Products Funds
Contrafund® Portfolio	4877839.813	3751988
Growth Portfolio	1137706.188	1260800
Balanced Portfolio	16317.903	1954
High Income Portfolio	612256.5471	61812
Money Market Portfolio	8985241.19	4225147
T. Rowe Price Equity Series, Inc.
T. Rowe Price Mid-Cap Growth Portfolio	4177962.345	5122815
T. Rowe Price Equity Income Portfolio	5953219.083	7670759
T. Rowe Price Blue Chip Growth Portfolio	2199540.359	1143113
T. Rowe Price Fixed Income Series, Inc.
T. Rowe Price Limited-Term Bond Portfolio	954596.8061	1057953
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	3308755.88	1465580
Janus Aspen Series
Large Cap Growth Portfolio	1369.46516	1394

40

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
2. Investments (continued)

	Purchases	Sales

Forty Portfolio	$347,368	$157,366
Worldwide Growth Portfolio	2119.31193	2195
International Growth Portfolio	1128460.629	629767
AIM Variable Insurance Funds
AIM V.I. — Dynamics Fund	486282.4842	1335052
AIM V.I. — Global Health Care Fund	34160.26364	6545
AIM V.I. — Technology Fund	6816.65056	26951
AIM V.I. — Capital Appreciation Fund	16174.01456	4235
AIM V.I. — Financial Services Fund	4625.92768	107
PIMCO Variable Insurance Trust
Short-Term Portfolio (Institutional Class)	3212406.516	6758230
Total Return Portfolio (Institutional Class)	10475069.25	8495934
StocksPLUS Growth and Income Portfolio (Institutional Class)	1158787.693	2088390
Real Return Portfolio (Institutional Class)	1139967.206	843522
Low Duration Portfolio (Institutional Class)	884610.8998	2584624
All Asset Portfolio (Administrative Class)	164428.4056	424643
The Universal Institutional Funds, Inc.
U.S. Mid Cap Value Portfolio	26929.47532	7473
Emerging Markets Equity Portfolio	8220.50872	9290
Royce Capital Fund
Royce Small-Cap Portfolio	673811.5658	319516
Royce Micro-Cap Portfolio	2940580.996	3348646
First Eagle Variable Funds, Inc
First Eagle Overseas Variable Fund	2271954.787	5688768
Third Avenue Variable Series Trust
Third Avenue Value Portfolio	1121367.008	456876
American Funds Insurance Series
Growth Fund	212760.0618	38173
International Fund	117843.7976	25596

41

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
3. Accumulation Units Outstanding

		Vanguard VIF				Vanguard VIF
	Vanguard VIF	Diversified	Vanguard VIF	Vanguard VIF	Vanguard VIF	Mid-Cap
	Balanced	Value	Equity Income	Equity Index	Growth	Index
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2006	4,447,169	1,567,868	442,595	25,019,125	240,592	4,234,772
Net units purchased (redeemed and transferred)	(51,611)	(151,884)	(172,517)	(612,872)	(11,533)	689,306

Units outstanding at December 31, 2006	4,395,558	1,415,984	270,078	24,406,253	229,059	4,924,078
Net units purchased (redeemed and transferred)	(813,610)	(70,735)	(58,754)	(1,410,029)	(77,058)	156,185

Units outstanding at December 31, 2007	3,581,948	1,345,249	211,324	22,996,224	152,001	5,080,263

42

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007

							Vanguard VIF
	Vanguard	Vanguard VIF			Vanguard VIF		Short-Term	Vanguard VIF
	VIF REIT	Small Company	Vanguard VIF	Vanguard VIF	Total Bond	Vanguard VIF	Investment-	Total Stock
	Index	Growth	International	Money Market	Market Index	High Yield Bond	Grade	Market Index
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2006	163,297	5,625,493	3,973,588	23,377,124	1,421,319	392,574	105,607	154,707
Net units purchased (redeemed and transferred)	321,671	(360,095)	1,148,285	1,680,845	385,356	747,021	824,699	6,518

Units outstanding at December 31, 2006	484,968	5,265,398	5,121,873	25,057,969	1,806,675	1,139,595	930,306	161,225
Net units purchased (redeemed and transferred)	(93,805)	(475,488)	337,719	(348,430)	(152,430)	(180,257)	(242,517)	36,538

Units outstanding at December 31, 2007	391,163	4,789,910	5,459,592	24,709,539	1,654,245	959,338	687,789	197,763

43

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007

	Vanguard VIF	DWS Small Cap	DWS Equity 500
	Capital Growth	Index VIP	Index VIP	Contrafund®	Growth	Balanced	High Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2006	4,932,872	1,614,514	2,054,187	5,020,772	4,444,735	35,597	543,778
Net units purchased (redeemed and transferred)	(254,147)	183,085	392,642	1,199,061	(286,001)	4,705	(157,238)

Units outstanding at December 31, 2006	4,678,725	1,797,599	2,446,829	6,219,833	4,158,734	40,302	386,540
Net units purchased (redeemed and transferred)	(348,146)	(141,293)	(153,076)	(810,341)	(214,139)	7,234	407,101

Units outstanding at December 31, 2007	4,330,579	1,656,306	2,293,753	5,409,492	3,944,595	47,536	793,641

44

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007

				T. Rowe Price	T. Rowe Price
		T. Rowe Price	T. Rowe Price	Blue Chip	International	Large Cap		Worldwide
	Money Market	Mid-Cap Growth	Equity Income	Growth	Stock	Growth	Forty	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2006	2,220,599	10,002,372	13,149,937	7,806,050	6,931,491	22,625	405,707	67,376
Net units purchased (redeemed and transferred)	1,683,036	(1,649,384)	(2,090,863)	(1,034,350)	(41,400)	(2,381)	39,383	(38,204)

Units outstanding at December 31, 2006	3,903,635	8,352,988	11,059,074	6,771,700	6,890,091	20,244	445,090	29,172
Net units purchased (redeemed and transferred)	3,444,034	(1,392,734)	(1,692,860)	834,097	625,831	(148)	170,079	(248)

Units outstanding at December 31, 2007	7,347,669	6,960,254	9,366,214	7,605,797	7,515,922	20,096	615,169	28,924

45

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007

			AIM V.I.-		AIM V.I.-
	International	AIM V.I.-	Global Health	AIM V.I.-	Financial
	Growth	Dynamics	Care Fund	Technology	Services	Short-Term	Total Return
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2006	749,319	3,787,522	56,989	207,323	19,238	10,237,289	17,505,238
Net units purchased (redeemed and transferred)	487,775	(449,098)	15,583	(1,449)	(19,238)	(1,281,285)	4,661,741

Units outstanding at December 31, 2006	1,237,094	3,338,424	72,572	205,874	—	8,956,004	22,166,979
Net units purchased (redeemed and transferred)	258,748	(870,038)	20,647	(49,698)	2,498	(3,057,753)	175,797

Units outstanding at December 31, 2007	1,495,842	2,468,386	93,219	156,176	2,498	5,898,251	22,342,776

46

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007

						First Eagle
	StocksPLUS Growth	U.S. Mid Cap	Emerging			Overseas	Third Avenue
	and Income	Value	Markets Equity	Royce Small-Cap	Royce Micro-Cap	Variable Fund	Value Portfolio	Real Return
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2006	4,744,814	46,639	9,903	750,399	4,106,190	4,151,386	1,004,603	1,138,041
Net units purchased (redeemed and transferred)	(489,122)	5,437	1,970	238,652	(374,120)	1,746,473	194,981	762,688

Units outstanding at December 31, 2006	4,255,692	52,076	11,873	989,051	3,732,070	5,897,859	1,199,584	1,900,729
Net units purchased (redeemed and transferred)	(1,070,955)	5,714	(1,955)	154,516	(545,322)	(1,638,944)	298,247	148,609

Units outstanding at December 31, 2007	3,184,737	57,790	9,918	1,143,567	3,186,748	4,258,915	1,497,831	2,049,338

47

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007

	T. Rowe Price		International			AIM V.I. Capital
	Limited-Term Bond	Growth Fund	Fund	All Asset	Low Duration	Appreciation
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2006	2,234,480	1,642,428	956,516	—	—	—
Net units purchased (redeemed and transferred)	(456,089)	319,175	185,063	588,781	4,382,459	72,823

Units outstanding at December 31, 2006	1,778,391	1,961,603	1,141,579	588,781	4,382,459	72,823
Net units purchased (redeemed and transferred)	(168,306)	(26,381)	(15,353)	(239,648)	(1,770,354)	11,715

Units outstanding at December 31, 2007	1,610,085	1,935,222	1,126,226	349,133	2,612,105	84,538

48

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

Vanguard VIF Balanced
	12/31/2007	3581947.602	$1.76	$6,289,524	2.91%	0.70%	8.36%
	12/31/2006	4395557.952	1.62	7,122,734	2.66	0.70	14.96
	12/31/2005	4447168.539	1.41	6,268,506	2.63	0.70	6.83
	12/31/2004	3737476.958	1.32	4,931,414	2.18	0.70	11.29
	12/31/2003	1902318.918	1.19	2,255,416	2.99	0.70	20.45
Vanguard VIF Diversified Value
	12/31/2007	1345249.179	1.84	2,469,259	1.68	0.70	3.93
	12/31/2006	1415983.580	1.77	2,500,698	1.90	0.70	18.88
	12/31/2005	1567867.53	1.49	2,329,265	1.53	0.70	7.61
	12/31/2004	1676997.299	1.38	2,315,105	1.44	0.70	20.46
	12/31/2003	500047.6612	1.15	573,057	1.00	0.70	31.12
Vanguard VIF Equity Income
	12/31/2007	211323.8806	1.62	342,646	2.78	0.70	4.53
	12/31/2006	270077.9178	1.55	418,916	3.00	0.70	20.70
	12/31/2005	442595.3289	1.29	568,788	2.56	0.70	4.14
	12/31/2004	320768.0654	1.23	395,848	2.60	0.70	13.32
	12/31/2003	276270.3024	1.09	300,871	2.36	0.70	24.44
Vanguard VIF Equity Index
	12/31/2007	22996224.06	1.53	35,078,785	1.55	0.70	5.38
	12/31/2006	24406253.33	1.45	35,328,418	1.68	0.70	15.71
	12/31/2005	25019124.54	1.25	31,299,150	1.66	0.70	4.79
	12/31/2004	21836700.46	1.19	26,068,063	1.09	0.70	10.80
	12/31/2003	13850463.43	1.08	14,922,060	1.42	0.70	28.47
Vanguard VIF Growth
	12/31/2007	152001.3595	1.23	187,237	0.99	0.70	10.21
	12/31/2006	229058.7377	1.12	256,007	0.39	0.70	1.91
	12/31/2005	240591.913	1.10	263,844	0.51	0.70	11.49
	12/31/2004	235612.731	0.98	231,749	0.41	0.70	7.25
	12/31/2003	178776.7226	0.92	163,956	0.38	0.70	26.13
Vanguard VIF Mid-Cap Index
	12/31/2007	5080262.63	2.17	11,033,614	1.19	0.70	6.14
	12/31/2006	4924077.927	2.05	10,075,702	1.04	0.70	13.75
	12/31/2005	4234772.301	1.80	7,617,619	0.87	0.70	13.97
	12/31/2004	2670338.496	1.58	4,214,518	0.69	0.70	20.32
	12/31/2003	1600380.355	1.31	2,099,341	0.43	0.70	34.06

49

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights (continued)

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

Vanguard VIF REIT Index
	12/31/2007	391163.435	$2.44	$953,885	1.89%	0.70%	(16.60)%
	12/31/2006	484967.9331	2.92	1,418,032	1.18	0.70	34.93
	12/31/2005	163296.62	2.17	353,871	3.49	0.70	11.83
	12/31/2004	135064.4465	1.94	261,717	2.74	0.70	30.51
	12/31/2003	106391.9812	1.48	157,961	3.56	0.70	35.48
Vanguard VIF Small Company Growth
	12/31/2007	4789910.125	1.78	8,538,618	0.49	0.70	3.77
	12/31/2006	5265398.191	1.72	9,045,591	0.36	0.70	10.21
	12/31/2005	5625493.248	1.56	8,768,777	0.00	0.70	6.26
	12/31/2004	5545479.856	1.47	8,134,892	0.06	0.70	15.30
	12/31/2003	2905131.813	1.27	3,696,190	0.02	0.70	41.07
Vanguard VIF International
	12/31/2007	5459592.381	2.54	13,885,523	1.58	0.70	17.41
	12/31/2006	5121872.842	2.17	11,094,617	1.10	0.70	26.75
	12/31/2005	3973587.923	1.71	6,790,798	1.27	0.70	16.31
	12/31/2004	2452211.734	1.47	3,603,228	0.67	0.70	19.42
	12/31/2003	764375.7157	1.23	940,515	0.94	0.70	34.88
Vanguard VIF Money Market
	12/31/2007	24709539.32	1.19	29,526,738	5.10	0.70	5.24
	12/31/2006	25057968.6	1.14	28,451,845	4.94	0.70	5.05
	12/31/2005	23377124.01	1.08	25,267,819	2.92	0.70	3.19
	12/31/2004	22862514.63	1.05	23,948,438	1.35	0.70	1.27
	12/31/2003	6132727.506	1.03	6,343,240	1.03	0.70	1.01
Vanguard VIF Total Bond Market Index
	12/31/2007	1654245.03	1.33	2,201,746	3.50	0.70	6.98
	12/31/2006	1806674.973	1.24	2,247,632	3.25	0.70	4.31
	12/31/2005	1421319.284	1.19	1,695,212	3.65	0.70	2.40
	12/31/2004	1884728.338	1.16	2,195,218	4.86	0.70	4.20
	12/31/2003	1514057.416	1.12	1,692,333	4.35	0.70	4.02
Vanguard VIF High Yield Bond
	12/31/2007	959338.3951	1.52	1,462,657	6.42	0.70	1.95
	12/31/2006	1139594.913	1.50	1,704,196	4.97	0.70	8.27
	12/31/2005	392573.737	1.38	542,225	5.65	0.70	2.75
	12/31/2004	155594.4361	1.34	209,153	8.08	0.70	8.52
	12/31/2003	127656.8011	1.24	158,120	3.21	0.70	16.87

50

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights (continued)

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

Vanguard VIF Short-Term Investment-Grade
	12/31/2007	687788.547	$1.27	$875,898	2.86%	0.70%	6.03%
	12/31/2006	930306.461	1.20	1,117,403	0.65	0.70	4.92
	12/31/2005	105606.9242	1.14	120,900	4.18	0.70	2.25
	12/31/2004	199073.4874	1.12	222,894	3.56	0.70	2.07
	12/31/2003	162438.4138	1.10	178,194	3.12	0.70	3.55
Vanguard VIF Total Stock Market Index
	12/31/2007	197763.3309	1.86	367,467	1.00	0.70	5.16
	12/31/2006	161225.0244	1.77	284,865	0.92	0.70	15.52
	12/31/2005	154707.486	1.53	236,620	1.04	0.70	6.13
	12/31/2004	262977	1.44	367,257	2.12	0.70	12.52
	12/31/2003	—	—	—	—	0.70	—
Vanguard VIF Capital Growth
	12/31/2007	4330579.085	2.07	8,960,007	0.74	0.70	12.48
	12/31/2006	4678724.689	1.84	8,606,355	0.66	0.70	11.63
	12/31/2005	4932872.107	1.65	8,128,801	0.53	0.70	7.68
	12/31/2004	4085378	1.53	6,252,021	0.60	0.70	17.63
	12/31/2003	—	—	—	—	0.70	—
DWS Small Cap Index VIP
	12/31/2007	1656305.944	1.65	2,740,360	0.89	0.70	(1.90)
	12/31/2006	1797598.511	1.69	3,031,659	0.65	0.70	17.49
	12/31/2005	1614513.876	1.44	2,317,522	0.52	0.70	4.26
	12/31/2004	753608.616	1.38	1,037,545	0.44	0.70	17.76
	12/31/2003	438838.9323	1.17	513,074	0.86	0.70	46.42
DWS Equity 500 Index VIP
	12/31/2007	2293752.539	1.14	2,616,628	1.45	0.70	5.30
	12/31/2006	2446829.423	1.08	2,650,866	1.17	0.70	15.52
	12/31/2005	2054187.104	0.94	1,926,476	1.57	0.70	4.68
	12/31/2004	2679922.349	0.90	2,401,036	2.31	0.70	10.59
	12/31/2003	6741016.595	0.81	5,461,066	1.06	0.70	28.16
Contrafund®
	12/31/2007	5409492.363	1.74	9,398,998	0.91	0.70	17.59
	12/31/2006	6219832.716	1.48	9,190,226	1.27	0.70	11.72
	12/31/2005	5020771.845	1.32	6,640,533	0.21	0.70	16.94
	12/31/2004	3410817.911	1.13	3,857,789	0.29	0.70	15.48
	12/31/2003	2671766.406	0.98	2,616,896	0.25	0.70	28.46

51

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights (continued)

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

Growth
	12/31/2007	3944595.137	$1.03	$4,052,677	0.79%	0.70%	26.96%
	12/31/2006	4158733.529	0.81	3,365,301	0.36	0.70	6.85
	12/31/2005	4444734.516	0.76	3,366,157	0.38	0.70	5.80
	12/31/2004	3210163.574	0.72	2,297,954	0.27	0.70	3.38
	12/31/2003	3690593.075	0.69	2,555,514	0.20	0.70	32.85
Balanced
	12/31/2007	47536.4366	1.40	66,716	3.30	0.70	9.05
	12/31/2006	40302.2786	1.29	51,871	1.85	0.70	11.71
	12/31/2005	35596.5135	1.15	41,013	1.96	0.70	5.77
	12/31/2004	144286.9697	1.09	157,180	2.29	0.70	5.47
	12/31/2003	144375.0411	1.03	149,118	2.30	0.70	17.72
High Income
	12/31/2007	793641.4999	1.17	930,811	12.95	0.70	2.79
	12/31/2006	386540.3264	1.14	441,058	6.81	0.70	11.24
	12/31/2005	543777.8133	1.03	557,789	9.79	0.70	2.70
	12/31/2004	1522766.354	1.00	1,520,922	7.80	0.70	9.59
	12/31/2003	1479524.856	0.91	1,348,366	2.12	0.70	27.26
Money Market
	12/31/2007	7347669.056	1.31	9,611,611	5.15	0.70	5.19
	12/31/2006	3903634.567	1.24	4,854,369	4.79	0.70	4.88
	12/31/2005	2220598.982	1.19	2,632,880	2.70	0.70	3.04
	12/31/2004	3330870.885	1.15	3,832,956	1.09	0.70	1.21
	12/31/2003	12891579.51	1.14	14,657,545	—	0.70	1.00
T. Rowe Price Mid-Cap Growth
	12/31/2007	6960254.39	2.00	13,952,136	0.22	0.70	17.52
	12/31/2006	8352987.9	1.71	14,247,992	—	0.70	6.64
	12/31/2005	10002371.78	1.60	15,999,494	—	0.70	14.74
	12/31/2004	7854039.95	1.39	10,949,537	—	0.70	18.34
	12/31/2003	4516222.972	1.18	5,320,314	1.00	0.70	38.39
T. Rowe Price Equity Income
	12/31/2007	9366214.399	1.86	17,380,772	1.67	0.70	3.26
	12/31/2006	11059074.49	1.80	19,873,455	1.55	0.70	18.97
	12/31/2005	13149936.73	1.51	19,863,111	1.50	0.70	3.92
	12/31/2004	12977034.28	1.45	18,862,327	1.64	0.70	14.92
	12/31/2003	9374598.227	1.26	11,857,076	1.80	0.70	25.50

52

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights (continued)

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

T. Rowe Price Blue Chip Growth
	12/31/2007	7605797.089	$1.21	$9,197,052	0.48%	0.70%	12.74%
	12/31/2006	6771700.243	1.07	7,262,892	0.29	0.70	9.67
	12/31/2005	7806049.804	0.98	7,634,278	0.10	0.70	5.94
	12/31/2004	7525798.436	0.92	6,947,569	0.73	0.70	8.69
	12/31/2003	3871619.347	0.85	3,288,530	0.15	0.70	28.75
T. Rowe Price International Stock
	12/31/2007	7515922.283	1.24	9,324,125	1.54	0.70	13.03
	12/31/2006	6890091.311	1.10	7,562,144	1.18	0.70	19.09
	12/31/2005	6931490.814	0.92	6,388,041	1.82	0.70	16.03
	12/31/2004	4618660.183	0.79	3,668,366	1.59	0.70	13.77
	12/31/2003	101674.4779	0.70	70,979	1.22	0.70	30.52
Large Cap Growth
	12/31/2007	20095.9106	0.89	17,919	0.72	0.70	15.09
	12/31/2006	20243.7264	0.77	15,684	0.53	0.70	11.38
	12/31/2005	22624.9549	0.70	15,738	0.18	0.70	4.29
	12/31/2004	264228.4426	0.67	176,238	0.06	0.70	4.52
	12/31/2003	1458659.819	0.64	930,866	0.11	0.70	31.73
Forty
	12/31/2007	615169.0277	1.35	829,575	0.46	0.70	36.99
	12/31/2006	445089.778	0.98	438,144	0.40	0.70	9.34
	12/31/2005	405707.2894	0.90	365,246	0.21	0.70	12.85
	12/31/2004	423354.8501	0.80	337,746	0.07	0.70	18.23
	12/31/2003	5015397.103	0.67	3,384,285	0.50	0.70	20.53
Worldwide Growth
	12/31/2007	28923.9429	0.90	25,985	0.73	0.70	9.63
	12/31/2006	29171.567	0.82	23,906	1.89	0.70	18.20
	12/31/2005	67375.9101	0.69	46,712	0.54	0.70	5.86
	12/31/2004	767324.8456	0.65	502,516	0.30	0.70	4.78
	12/31/2003	7192425.93	0.63	4,495,388	1.15	0.70	23.99
International Growth
	12/31/2007	1495842.044	2.21	3,300,755	0.58	0.70	28.32
	12/31/2006	1237093.891	1.72	2,127,396	2.23	0.70	47.02
	12/31/2005	749318.5146	1.17	876,458	1.22	0.70	32.29
	12/31/2004	554583.2634	0.88	490,340	0.94	0.70	18.95
	12/31/2003	413858.9408	0.74	307,621	1.32	0.70	34.91

53

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights (continued)

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

AIM V.I. — Dynamics
	12/31/2007	2468385.712	$1.04	$2,575,383	—%	0.70%	12.19%
	12/31/2006	3338423.552	0.93	3,104,764	—	0.70	16.11
	12/31/2005	3787522.488	0.80	3,033,628	—	0.70	10.72
	12/31/2004	3124242.237	0.72	2,260,086	—	0.70	13.34
	12/31/2003	3165041.784	0.64	2,020,129	—	0.70	37.82
AIM V.I. — Global Health Care Fund
	12/31/2007	93219.2278	1.46	136,037	—	0.70	11.86
	12/31/2006	72571.8189	1.30	94,681	—	0.70	5.23
	12/31/2005	56989.0286	1.24	70,653	—	0.70	8.15
	12/31/2004	50869.2848	1.15	58,315	—	0.70	7.57
	12/31/2003	37926.5525	1.07	40,418	—	0.70	27.78
AIM V.I. — Technology
	12/31/2007	156176.3894	0.42	66,358	—	0.70	7.70
	12/31/2006	205874.2683	0.39	81,218	—	0.70	10.48
	12/31/2005	207323.3015	0.36	74,031	—	0.70	2.17
	12/31/2004	780843.4244	0.35	272,892	—	0.70	4.63
	12/31/2003	1127577.153	0.33	376,627	—	0.70	45.29
AIM V.I. — Financial Services
	12/31/2007	2498.1245	1.38	3,457	4.80	0.70	(22.22)
	12/31/2006	—	1.78	—	—	0.70	16.44
	12/31/2005	19237.5416	1.53	29,392	1.83	0.70	5.91
	12/31/2004	7644.2143	1.44	11,028	1.14	0.70	8.68
	12/31/2003	4569.2122	1.33	6,065	0.54	0.70	29.58
Short-Term
	12/31/2007	5898250.67	1.34	7,900,247	4.71	0.70	4.65
	12/31/2006	8956003.825	1.28	11,462,342	4.35	0.70	4.44
	12/31/2005	10237288.73	1.23	12,545,070	2.77	0.70	2.67
	12/31/2004	7408604.578	1.19	8,842,266	1.45	0.70	1.45
	12/31/2003	2877564.217	1.18	3,385,310	1.67	0.70	2.20
Total Return
	12/31/2007	22342775.87	1.66	37,159,030	4.90	0.70	8.92
	12/31/2006	22166979.05	1.53	33,846,162	4.60	0.70	4.01
	12/31/2005	17505237.6	1.47	25,698,494	3.31	0.70	2.61
	12/31/2004	15835258.27	1.43	22,656,137	2.05	0.70	5.05
	12/31/2003	13791073.71	1.36	18,783,139	3.05	0.70	5.20

54

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights (continued)

						Investment
	Year			Unit Fair	Net	Income	Expense	Total
Subaccount	Ended		Units	Value	Assets	Ratio*	Ratio**	Return***

StocksPLUS Growth and Income
	12/31/2007		3184736.905	$1.21	$3,843,366	7.32%	0.70%	6.97%
	12/31/2006		4255691.695	1.13	4,801,233	4.95	0.70	15.11
	12/31/2005		4744813.976	0.98	4,650,250	2.34	0.70	3.68
	12/31/2004		3316220.302	0.95	3,134,886	1.70	0.70	10.99
	12/31/2003		2557104.819	0.85	2,177,894	2.34	0.70	30.44
U.S. Mid Cap Value
	12/31/2007		57790.1364	1.65	95,246	0.61	0.70	7.84
	12/31/2006		52076.2623	1.53	79,585	0.28	0.70	20.70
	12/31/2005		46638.9658	1.27	59,053	0.30	0.70	12.31
	12/31/2004		35044.5233	1.13	39,509	0.03	0.70	14.59
Emerging Markets Equity
	12/31/2007		9918.3237	3.69	36,632	0.48	0.70	40.45
	12/31/2006		11873.1331	2.63	31,222	0.75	0.70	37.14
	12/31/2005		9903.2067	1.92	18,989	0.00	0.70	33.85
	12/31/2004		6864.27	1.43	9,833	0.00	0.70	23.11
Royce Small-Cap
	12/31/2007		1143566.967	1.64	1,879,554	0.05	0.70	(2.14)
	12/31/2006		989051.408	1.68	1,661,078	0.06	0.70	15.57
	12/31/2005		750399.2519	1.45	1,090,503	—	0.70	8.56
	12/31/2004		489341.917	1.34	655,058	—	0.70	24.95
Royce Micro-Cap
	12/31/2007		3186748.382	1.88	5,986,023	1.41	0.70	4.42
	12/31/2006		3732070.443	1.81	6,742,142	0.17	0.70	21.70
	12/31/2005		4106189.979	1.48	6,095,569	—	0.70	11.04
	12/31/2004		4042508.552	1.34	5,404,559	—	0.70	13.85
	12/31/2003		2542649.257	1.17	2,985,922	—	0.70	49.16
First Eagle Overseas Variable Fund
	12/31/2007		4258914.918	2.09	8888935	0.00	0.70	7.80
	12/31/2006		5897858.6	1.94	11418508	8.09	0.70	25.08
	12/31/2005		4151386.086	1.55	6425657	2.57	0.70	21.45
	12/31/2004	(1)	2089513.084	1.27	2662905	4.94	0.70	27.44
Third Avenue Value Portfolio
	12/31/2007		1497831.018	1.51	2,268,858	2.32	0.70	(4.80)
	12/31/2006		1199583.828	1.59	1,908,789	1.39	0.70	15.78
	12/31/2005		1004602.733	1.37	1,380,662	1.28	0.70	14.63
	12/31/2004	(1)	518249.3538	1.20	621,356	0.77	0.70	19.90

55

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights (continued)

						Investment
	Year			Unit Fair	Net	Income	Expense	Total
Subaccount	Ended		Units	Value	Assets	Ratio*	Ratio**	Return***

Real Return
	12/31/2007		2049338.495	$1.22	$2,500,088	4.73%	0.70%	10.83%
	12/31/2006		1900729.411	1.10	2,092,152	4.85	0.70	0.87
	12/31/2005		1138040.613	1.09	1,241,839	2.97	0.70	2.25
	12/31/2004	(1)	259653.7193	1.07	277,097	1.62	0.70	6.72
T. Rowe Price Limited-Term Bond
	12/31/2007		1610085.41	1.14	1,828,450	4.37	0.70	5.49
	12/31/2006		1778390.566	1.08	1,914,469	4.29	0.70	4.07
	12/31/2005		2234480.448	1.03	2,311,391	3.39	0.70	1.75
	12/31/2004	(1)	478185.4086	1.02	486,149	3.81	0.70	1.67
Growth Fund
	12/31/2007		1935222.261	1.49	2,874,902	0.79	0.70	12.35
	12/31/2006		1961603.092	1.32	2,593,800	0.81	0.70	10.22
	12/31/2005	(1)	1642428.408	1.20	1,970,439	0.57	0.70	19.97
International Fund
	12/31/2007		1126226.146	1.78	2,000,961	1.51	0.70	20.02
	12/31/2006		1141578.747	1.48	1,689,885	1.68	0.70	18.98
	12/31/2005	(1)	956516.2895	1.24	1,190,077	1.61	0.70	24.42
All Asset
	12/31/2007		349132.8075	1.31	457,726	6.92	0.70	8.33
	12/31/2006	(1)	588780.6219	1.21	712,576	7.73	0.70	21.03
Low Duration
	12/31/2007		2612105.147	1.12	2,921,747	4.71	0.70	7.54
	12/31/2006	(1)	4382458.986	1.04	4,558,406	4.84	0.70	4.01
AIM V.I. Capital Appreciation
	12/31/2007		84538.0063	1.12	94,424	—	0.70	12.01
	12/31/2006	(1)	72823.4186	1.00	72,615	0.10	0.70	(0.29)

56

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights (continued)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Funds, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Funds in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Funds are excluded. Expense ratios for periods less than one year have been annualized.

***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Funds, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

57

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
5. Administrative, Mortality, and Expense Risk Charge
On each monthly deduction day, Western Reserve currently deducts a mortality and expense risk charge equal to an annual rate of .70% of the cash value in the Subaccounts in policy years 1-17 and .20% thereafter. Western Reserve also deducts a monthly charge to compensate Western Reserve for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured’s death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Western Reserve currently deducts .40% of the amount of any decrease in excess premium received in policy years 2-7 from the excess premium received in the first policy year and 1.5% of premium received up to target premium. Western Reserve also deducts a monthly administrative fee equal to $16.50 in the first policy year and $4.00 (current, $10 maximum) in subsequent years.
6. Income Taxes
Operations of the Separate Account form a part of Western Reserve, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”). The operations of the Separate Account are accounted for separately from other operations of Western Reserve for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Western Reserve. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Western Reserve.
7. Dividend Distributions
Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

58

Financial Statements And Schedules— Statutory Basis
Western Reserve Life Assurance Co. of Ohio
Years Ended December 31, 2007, 2006 and 2005

Western Reserve Life Assurance Co. of Ohio
Financial Statements and Schedules — Statutory Basis
Years Ended December 31, 2007, 2006 and 2005

Report of Independent Registered Public Accounting Firm
The Board of Directors
Western Reserve Life Assurance Co. of Ohio
We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2007. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statement of these variances are not reasonably determinable but are presumed to be material.
In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2007 and 2006, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2007.

1

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2007 and 2006, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.
As discussed in Note 2 to the financial statements, in 2006 Western Reserve Life Assurance Co. of Ohio changed its accounting for investments in certain low income housing tax credit properties.
March 28, 2008

2

Western Reserve Life Assurance Co. of Ohio
Balance Sheets – Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

	December 31
	2007	2006

Admitted assets
Cash and invested assets:
Bonds	$696,849	$623,828
Preferred stocks	4,673	4,796
Common stocks of affiliated entities (cost: 2007 – $20,659 and 2006 – $19,901)	24,397	23,000
Mortgage loans on real estate	24,493	25,548
Home office properties	38,574	39,428
Cash, cash equivalents and short-term investments	45,633	112,307
Policy loans	410,844	344,781
Other invested assets	10,358	11,993

Total cash and invested assets	1,255,821	1,185,681

Net deferred income tax asset	30,879	30,527
Premiums deferred and uncollected	4,970	5,027
Reinsurance receivable	8,579	3,235
Receivable from parent, subsidiaries and affiliates	16,005	31,579
Investment income due and accrued	7,722	6,941
Cash surrender value of life insurance policies	63,948	61,729
Other admitted assets	7,386	7,665
Separate account assets	10,373,595	10,196,130

Total admitted assets	$11,768,905	$11,528,514

3

	December 31
	2007	2006

Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$1,055,742	$986,405
Annuity	596,029	636,572
Life policy and contract claim reserves	15,373	12,884
Liability for deposit-type contracts	16,119	16,456
Other policyholders’ funds	50	50
Remittances and items not allocated	9,202	10,526
Borrowed funds	—	18,885
Federal and foreign income taxes payable	973	9,508
Transfers to separate account due or accrued	(888,410)	(931,425)
Asset valuation reserve	7,096	5,858
Funds held under coinsurance and other reinsurance treaties	16,541	16,095
Payable to affiliates	37,892	41,262
Amounts incurred under modified coinsurance agreements	3,607	4,351
Payable for securities	—	865
Unearned investment income	10,472	9,589
Other liabilities	25,921	27,405
Separate account liabilities	10,373,595	10,196,130

Total liabilities	11,280,202	11,061,416

Capital and surplus:
Common stock, $1.00 par value, 3,000,000 shares authorized and 2,500,000 shares issued and outstanding	2,500	2,500
Paid-in surplus	151,259	151,781
Unassigned surplus	334,944	312,817

Total capital and surplus	488,703	467,098

Total liabilities and capital and surplus	$11,768,905	$11,528,514

See accompanying notes.

4

Western Reserve Life Assurance Co. of Ohio
Statements of Operations – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005

Revenues:
Premiums and other considerations, net of reinsurance:
Life	$583,890	$582,936	$578,361
Annuity	429,894	584,189	568,168
Net investment income	68,832	64,109	86,812
Amortization of interest maintenance reserve	(510)	(437)	45
Commissions and expense allowances on reinsurance ceded	11,826	9,385	3,383
Reserve adjustments on reinsurance ceded	10,216	8,451	(1,018)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	137,410	128,081	114,078
Income earned on company owned life insurance	2,323	2,257	2,267
Income from administrative service agreement with affiliate	38,629	36,528	—
Other income	6,130	5,320	7,615

	1,288,640	1,420,819	1,359,711

Benefits and expenses:
Benefits paid or provided for:
Life	74,138	65,610	80,266
Surrender benefits	1,206,556	1,047,578	963,670
Annuity benefits	49,912	47,275	40,836
Other benefits	1,564	2,587	2,586
Increase (decrease) in aggregate reserves for policies and contracts:
Life	69,337	34,451	511,178
Annuity	(40,543)	(56,276)	(78,445)

	1,360,964	1,141,225	1,520,091
Insurance expenses:
Commissions	174,497	167,682	156,876
General insurance expenses	111,553	101,204	92,552
Taxes, licenses and fees	20,455	16,459	15,204
Net transfers from separate accounts	(576,044)	(186,676)	(571,654)
Other expenses	947	1,274	1,527

	(268,592)	99,943	(305,495)

Total benefits and expenses	1,092,372	1,241,168	1,214,596

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	196,268	179,651	145,115
Dividends to policyholders	27	29	30

Gain from operations before federal income tax expense and net realized capital gains (losses) on investments	196,241	179,622	145,085
Federal income tax expense	61,963	67,978	39,955

Income from operations before net realized capital gains (losses) on investments	134,278	111,644	105,130
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(2,623)	345	(584)

Net income	$131,655	$111,989	$104,546

See accompanying notes.

5

Western Reserve Life Assurance Co. of Ohio
Statements of Changes in Capital and Surplus — Statutory Basis
(Dollars in Thousands)

				Total
	Common	Paid-In	Unassigned	Capital and
	Stock	Surplus	Surplus	Surplus

Balance at January 1, 2005	$2,500	$151,019	$124,402	$277,921
Net income	—	—	104,546	104,546
Change in net unrealized capital gains and losses	—	—	17,411	17,411
Change in non-admitted assets	—	—	(27,593)	(27,593)
Change in asset valuation reserve	—	—	(2,828)	(2,828)
Change in liability for reinsurance in unauthorized companies	—	—	(259)	(259)
Change in surplus in separate accounts	—	—	(241)	(241)
Change in net deferred income tax asset	—	—	22,511	22,511
Surplus effect of reinsurance transaction	—	—	(1,185)	(1,185)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	1,166	—	1,166

Balance at December 31, 2005	2,500	152,185	236,764	391,449
Net income	—	—	111,989	111,989
Change in net unrealized capital gains and losses	—	—	(43,656)	(43,656)
Change in non-admitted assets	—	—	(42,577)	(42,577)
Change in asset valuation reserve	—	—	7,027	7,027
Change in liability for reinsurance in unauthorized companies	—	—	259	259
Change in surplus in separate accounts	—	—	(141)	(141)
Change in net deferred income tax asset	—	—	24,874	24,874
Dividend to stockholder	—	—	(2,000)	(2,000)
Cumulative effect of changes in accounting principles	—	—	1	1
Surplus effect of reinsurance transaction	—	—	(969)	(969)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	(404)	—	(404)
Correction of prior year error	—	—	21,246	21,246

Balance at December 31, 2006	2,500	151,781	312,817	467,098

6

Western Reserve Life Assurance Co. of Ohio
Statements of Changes in Capital and Surplus — Statutory Basis (continued)
(Dollars in Thousands)

				Total
	Common	Paid-In	Unassigned	Capital and
	Stock	Surplus	Surplus	Surplus

Balance at December 31, 2006	$2,500	$151,781	$312,817	$467,098
Net income	—	—	131,655	131,655
Change in net unrealized capital gains and losses	—	—	638	638
Change in non-admitted assets	—	—	(6,561)	(6,561)
Change in asset valuation reserve	—	—	(1,238)	(1,238)
Change in net deferred income tax asset	—	—	8,842	8,842
Dividend to stockholder	—	—	(110,000)	(110,000)
Surplus effect of reinsurance transaction	—	—	(1,209)	(1,209)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	(522)	—	(522)

Balance at December 31, 2007	$2,500	$151,259	$334,944	$488,703

See accompanying notes.

7

Western Reserve Life Assurance Co. of Ohio
Statements of Cash Flow — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005

Operating activities
Premiums collected, net of reinsurance	$1,014,138	$1,167,315	$1,144,956
Net investment income received	73,854	71,408	92,755
Miscellaneous income received	204,010	187,060	118,762
Benefit and loss related payments	(1,333,939)	(1,165,987)	(1,093,337)
Commissions, expenses paid and aggregate write-ins for deductions	(311,221)	(282,359)	(271,622)
Net transfers to separate accounts and protected cell accounts	619,060	191,125	88,327
Dividends paid to policyholders	(27)	(29)	(30)
Federal and foreign income taxes paid	(69,082)	(60,364)	(53,662)

Net cash provided by operating activities	196,793	108,169	26,149

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	393,160	513,300	758,904
Preferred stocks	—	3,020	—
Common stocks	—	8,144	—
Mortgage loans on real estate	1,058	988	5,085
Other invested assets	—	—	3,750
Miscellaneous proceeds	7	962	245

Total investment proceeds	394,225	526,414	767,984

Cost of investments acquired:
Bonds	(467,479)	(465,786)	(778,751)
Preferred stocks	—	(2,488)	—
Common stocks	(758)	(4,126)	—
Mortgage loans on real estate	—	(8,501)	(6,208)
Real estate	(36)	(39)	(153)
Other invested assets	(1,335)	(484)	(1,007)
Miscellaneous applications	(4,506)	—	(31,061)

Total cost of investments acquired	(474,114)	(481,424)	(817,180)
Net increase in policy loans	(66,063)	(44,319)	(20,804)

Net cost of investments acquired	(540,177)	(525,743)	(837,984)

Net cash provided by (used in) investing activities	(145,952)	671	(70,000)

8

Western Reserve Life Assurance Co. of Ohio
Statements of Cash Flow — Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005

Financing and miscellaneous activities
Cash provided (applied):
Borrowed funds received (returned)	$(18,791)	$12,384	$6,407
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	(835)	(5,334)	5,284
Dividends to stockholder	(110,000)	(2,000)	—
Other cash provided (applied)	12,111	(31,789)	38,787

Net cash provided by (used in) financing and miscellaneous activities	(117,515)	(26,739)	50,478

Net increase (decrease) in cash, cash equivalents and short-term investments	(66,674)	82,101	6,627

Cash, cash equivalents and short-term investments:
Beginning of year	112,307	30,206	23,579

End of year	$45,633	$112,307	$30,206

Noncash proceeds:
Hybrid schedule reclass	$—	$4,308	$—
See accompanying notes.

9

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies
Organization
Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.
Nature of Business
The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company’s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.
Basis of Presentation
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:
Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

10

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.
Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.
Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.
The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.
Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

11

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.
Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.
Non-admitted Assets: Certain assets designated as “non-admitted”, principally the non-admitted portion of deferred income tax assets and agent debit balances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.
Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.
Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

12

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.
Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.
Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non-admitted.
Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.
Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.
Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.
The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

13

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Other significant accounting policies are as follows:
Investments
Investments in bonds, except those to which the SVO has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.
Single class and multi-class mortgage-backed/asset-backed securities, categorized as bonds, are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.
Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.
Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. Reclassifications of securities from bonds to preferred stock have been made by the Company in the amount of $4,308 as of December 31, 2006, due to the SVO identification of such securities. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2007 or 2005.
Common stocks of noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.
There are no restrictions on common or preferred stock.
Home office properties are reported at cost less allowances for depreciation. Depreciation of home office properties is computed principally by the straight-line method.

14

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances. Other “admitted assets” are valued principally at cost.
Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.
Realized capital gains and losses are determined using specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, preferred and common stocks are credited or charged directly to unassigned surplus.
The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.
Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.
During 2007, 2006 and 2005 net realized capital (losses) gains of $(177), $(2,235) and $(2,416), respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net (losses) gains aggregated $(510), $(437) and $45, for the years ended December 31, 2007, 2006 and 2005, respectively.

15

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. Investment income due and accrued of $13, $20 and $28 has been excluded for the years ended December 31, 2007, 2006 and 2005, respectively, with respect to such practices.
For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. At December 31, 2006, securities with a book value of $18,544, and a market value of $18,767, were subject to dollar reverse repurchase agreements. The Company did not participate in dollar reverse repurchase agreements as of December 31, 2007.
Derivative Instruments
Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.
Premiums and Annuity Considerations
Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.
Aggregate Reserves for Policies and Contracts
Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law. The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

16

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.
The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 5.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.
Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.0 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.
The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.
Policy and Contract Claim Reserves
Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.
Liability for Deposit-Type Contracts
Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include supplemental contracts and certain annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

17

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Reinsurance
Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.
Separate Accounts
Separate accounts held by the Company primarily represent funds which are administered for individual variable universal life and variable annuity contracts. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets consist of shares in funds, considered common stock investments, which are valued daily and carried at fair value. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.
The Company received variable contract premiums of $910,067, $1,092,584 and $1,095,820, in 2007, 2006 and 2005, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.
Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. In addition, the Company received $137,410, $128,081 and $114,078, in 2007, 2006 and 2005, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

18

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Stock Option Plan and Stock Appreciation Rights Plans
Prior to 2002 and in 2005 through 2007, AEGON N.V. sponsored a stock option plan for eligible employees of the company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.
The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with Statement of Statutory Accounting Principles (SSAP) No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense (benefit) of $(832), $(538) and $719 for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $310, $134 and $447 for years ended December 31, 2007, 2006 and 2005, respectively.
Reclassifications
Certain reclassifications have been made to the 2006 and 2005 financial statements to conform to the 2007 presentation.
Beginning in 2006, the manner in which the reserves on Variable Annuity and Variable Universal Life contracts are split between the separate account and general account statements was modified. This modification resulted in the contract surrender value being held as the reserve in the separate account statement, and any reserves in excess of the surrender value being held as the reserve in the general account. As a result, the total reserves held by the Company did not change, although the new reserve split resulted in an increase in the general account reserves of approximately $479,175 and an offsetting decrease in the separate account reserves by this same amount as of December 31, 2006. The 2005 general account reserves have increased by $483,831, the amount of reserves that would have been recorded as of December 31, 2005 had this new approach been implemented at that time.

19

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
2. Accounting Changes and Corrections of Errors
Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored LIHTC properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at January 1, 2006 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that increased unassigned surplus by $1 at January 1, 2006.
During the preparation of the 2006 financial statements, the Company discovered an error in the reporting of cost basis in two of its noninsurance subsidiaries. At December 31, 2005, total cost for these subsidiaries was reported at $400, which was understated by a total of $21,246. This correction is reflected as a separate adjustment to unassigned surplus, with an offset to change in unrealized capital gains and losses in 2006. There is no income or surplus effect in the current or any prior period as a result of this correction.
3. Fair Values of Financial Instruments
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.
Bonds and Preferred Stocks: Fair values for bonds and preferred stocks are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices provided by other third party organizations, where available.
For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

20

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
3. Fair Values of Financial Instruments (continued)
Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.
Policy Loans: Carrying value of policy loans approximates their fair value.
Separate Account Assets: The fair value of separate account assets are based on quoted market prices.
Separate Account Annuity Liabilities: Separate account annuity liabilities are based upon the fair value of the related separate account assets.
Investment Contract Liabilities: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.
Payable for Securities: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.
Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

21

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
3. Fair Values of Financial Instruments (continued)
The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2007		2006
	Carrying Amount	Fair Value	Carrying Amount	Fair Value

Admitted assets
Cash, cash equivalents and short-term investments	$45,633	$45,633	$112,307	$112,307
Bonds	696,849	694,605	623,828	619,432
Preferred stock	4,673	4,646	4,796	4,844
Mortgage loans on real estate	24,493	24,249	25,548	25,556
Policy loans	410,844	410,844	344,781	344,781
Separate account assets	10,373,595	10,373,595	10,196,130	10,196,130

Liabilities
Investment contract liabilities	607,967	606,177	652,763	652,027
Borrowed funds	—	—	18,885	18,885
Payable for securities	—	—	865	865
Separate account annuity liabilities	6,137,949	6,137,949	6,287,948	6,287,948
4. Investments
The carrying amount and estimated fair value of investments in bonds and preferred stock are as follows:

			Gross	Gross
		Gross	Unrealized	Unrealized	Estimated
	Carrying	Unrealized	Losses 12	Losses Less	Fair
	Amount	Gains	Months or More	Than 12 Months	Value

December 31, 2007
Bonds:
United States Government and agencies	$152,325	$5,531	$—	$1	$157,855
State, municipal and other government	4,494	115	—	58	4,551
Public utilities	14,942	345	32	—	15,255
Industrial and miscellaneous	193,686	2,292	1,185	1,396	193,397
Mortgage and other asset-backed securities	331,402	1,787	3,673	5,969	323,547

	696,849	10,070	4,890	7,424	694,605
Unaffiliated preferred stock	4,673	60	76	11	4,646

Total	$701,522	$10,130	$4,966	$7,435	$699,251

22

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)

			Gross	Gross
		Gross	Unrealized	Unrealized	Estimated
	Carrying	Unrealized	Losses 12	Losses Less	Fair
	Amount	Gains	Months or More	Than 12 Months	Value

December 31, 2006
Bonds:
United States Government and agencies	$60,003	$6	$1,763	$68	$58,178
State, municipal and other government	6,851	240	1	—	7,090
Public utilities	23,975	397	102	—	24,270
Industrial and miscellaneous	184,399	2,577	2,703	360	183,913
Mortgage and other asset-backed securities	348,600	1,281	3,553	347	345,981

	623,828	4,501	8,122	775	619,432
Unaffiliated preferred stock	4,796	129	81	—	4,844

Total	$628,624	$4,630	$8,203	$775	$624,276

At December 31, 2007 and 2006, respectively, for securities in an unrealized loss position greater than or equal to twelve months, the Company held 57 and 81 securities with a carrying amount of $181,439 and $312,735 and an unrealized loss of $4,966 and $8,203, with an average price of 97.3 and 98.3 (NAIC fair value/amortized cost). Of this portfolio, 97.43% and 98.92% were investment grade with associated unrealized losses of $4,645 and $7,999, respectively.
At December 31, 2007 and 2006, respectively, for securities that have been in a continuous loss position for less than twelve months, the Company held 59 and 54 securities with a carrying amount of $181,236 and $132,359 and an unrealized loss of $7,435 and $775 with an average price of 95.9 and 99.9 (NAIC fair value/amortized cost). Of this portfolio, 93.47% and 87.39% were investment grade with associated unrealized losses of $7,145 and $588, respectively.
The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

23

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
Sub-prime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company’s businesses in the United States do not sell or buy sub-prime mortgages directly. The Company’s exposure to sub-prime mortgages is related to so-called “asset-backed securities” (ABS). These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660. Therefore, the ABS has been classified by the Company as a sub-prime mortgage position. Also included in the Company’s total sub-prime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have sub-prime FICO scores; however, the Company has included these ABS in its sub-prime position as it’s the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to sub-prime borrowers outside of the ABS structures.
For ABS in an unrealized loss position, the Company considers them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with SSAP 43, Loan-backed and Structured Securities. The Company did not impair any of its sub-prime mortgage positions in 2006 or 2007.
The actual cost, carrying value and fair value of the Company’s sub-prime mortgage- backed ABS holdings at December 31, 2007 are $75,364, $75,328 and $68,859, respectively.
The estimated fair value of bonds and preferred stock with gross unrealized losses is as follows:

	Losses 12 Months or	Losses Less Than 12
	More	Months	Total

December 31, 2007
Bonds:
United States Government and agencies	$—	$823	$823
State, municipal and other government	—	1,851	1,851
Public utilities	4,963	—	4,963
Industrial and miscellaneous	61,784	48,785	110,569
Mortgage and other asset-backed securities	106,518	121,865	228,383

	173,265	173,324	346,589
Preferred stock	3,207	477	3,684

	$176,472	$173,801	$350,273

24

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)

	Losses 12 Months or	Losses Less Than 12
	More	Months	Total

December 31, 2006
Bonds:
United States Government and agencies	$53,336	$3,382	$56,718
State, municipal and other government	345	—	345
Public utilities	7,904	4,999	12,903
Industrial and miscellaneous	96,635	29,104	125,739
Mortgage and other asset-backed securities	142,988	94,099	237,087

	301,208	131,584	432,792
Preferred stock	3,324	—	3,324

	$304,532	$131,584	$436,116

The carrying amount and fair value of bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Carrying	Estimated
	Amount	Fair Value

Due in one year or less	$24,050	$24,063
Due one through five years	142,162	141,987
Due five through ten years	39,191	39,448
Due after ten years	160,044	165,560

	365,447	371,058
Mortgage and other asset-backed securities	331,402	323,547

	$696,849	$694,605

25

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
A detail of net investment income is presented below:

	Year Ended December 31
	2007	2006	2005

Income:
Bonds	$32,953	$32,693	$30,014
Preferred stocks	264	421	—
Common stock of affiliated entities	6,160	10,010	35,871
Mortgage loans on real estate	1,501	1,183	2,013
Real estate- home office properties	7,243	7,400	7,316
Policy loans	22,127	18,870	17,266
Cash, cash equivalents and short-term investments	9,852	4,722	2,090
Other	(2,503)	(2,443)	451

Gross investment income	77,597	72,856	95,021

Investment expenses	(8,765)	(8,747)	(8,209)

Net investment income	$68,832	$64,109	$86,812

Investment expenses include expenses for the occupancy of company-owned property of $3,759, $3,668 and $3,649 during 2007, 2006 and 2005, respectively, as well as depreciation expense on these properties of $890, $887 and $880, respectively.
Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

	Year Ended December 31
	2007	2006	2005

Proceeds	$393,160	$521,904	$758,904

Gross realized gains	$2,154	$1,685	$1,555
Gross realized losses	(2,426)	(4,689)	(5,273)

Net realized losses	$(272)	$(3,004)	$(3,718)

At December 31, 2007, bonds with an aggregate carrying value of $3,795 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

26

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

	Realized
	Year Ended December 31
	2007	2006	2005

Debt securities	$(272)	$(3,004)	$(3,718)
Common stock	—	(20)	—
Cash equivalents	(1,230)	—	—
Derivatives	(2,240)	(858)	(78)
Other invested assets	(164)	952	26

	(3,906)	(2,930)	(3,770)

Tax benefit	1,106	1,040	770
Transfer to interest maintenance reserve	177	2,235	2,416

Net realized capital gains (losses) on investments	$(2,623)	$345	$(584)

	Changes in Unrealized
	Year Ended December 31
	2007	2006	2005

Common stocks	$638	$(43,656)	$18,801
Other invested assets	—	—	(1,390)

Change in unrealized capital gains and losses	$638	$(43,656)	$17,411

The Company did not recognize any impairment write-downs for its investments in limited partnerships during the years ended December 31, 2007, 2006 or 2005.
Gross unrealized gains (losses) on common stocks of affiliated entities were as follows:

	Unrealized
	December 31
	2007	2006

Unrealized gains	$6,212	$5,574
Unrealized losses	(2,475)	(2,475)

Net unrealized gains	$3,737	$3,099

27

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
During 2007, the Company did not issue any mortgage loans. During 2006, the Company issued one mortgage loan at an interest rate of 6.35%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 72%. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement.
During 2007, 2006 and 2005, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2007, 2006 and 2005, the Company held a mortgage loan loss reserve in the asset valuation reserve of $233, $243 and $171, respectively.
At December 31, 2007, the Company had three Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from four to ten and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from nine to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2008 to 2012 are $2,053. There were no impairment losses, write-downs or reclassifications during 2007 related to these credits.
At December 31, 2006, the Company had two Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from five to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from ten to eleven years. The amount of contingent equity commitments expected to be paid during the years 2007 to 2016 are $2,618. There were no impairment losses, write-downs, or reclassifications during 2006 related to any of these credits.
The Company issues products providing the customer a return based on the S&P 500 index. The Company uses S&P 500 index futures contracts to hedge the liability risk associated with these products.
Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.
The Company did not recognize any unrealized gains or losses during 2007, 2006 or 2005 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

28

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
The Company did not recognize any unrealized gains or losses during 2007 or 2006 for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting.
5. Reinsurance
The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.
Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

	Year Ended December 31
	2007	2006	2005

Direct premiums	$1,084,449	$1,229,963	$1,200,679
Reinsurance assumed — affiliated	3,853	2,382	791
Reinsurance ceded — affiliated	(48,572)	(43,611)	(36,972)
Reinsurance ceded — non-affiliated	(25,946)	(21,609)	(17,969)

Net premiums earned	$1,013,784	$1,167,125	$1,146,529

The Company received reinsurance recoveries in the amount of $37,977, $34,248 and $42,537 during 2007, 2006 and 2005, respectively. At December 31, 2007 and 2006, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $14,863 and $13,933, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2007 and 2006 of $112,489 and $84,897, respectively. As of December 31, 2007 and 2006, the amount of reserve credits for reinsurance ceded that represented affiliated companies were $75,935 and $62,002, respectively.
The net amount of the reduction in surplus at December 31, 2007 if all reinsurance agreements were cancelled is $4,740.

29

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
5. Reinsurance (continued)
During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. For years ended December 31, 2007, 2006 and 2005, the amount charged directly to unassigned surplus was $1,185. At December 31, 2007, the Company holds collateral in the form of letters of credit of $61,000 from the assuming company.
During 2006, the Company entered into a reinsurance agreement with Transamerica International Reinsurance Ireland, Ltd. (TIRI) an affiliate, to retrocede an inforce block of term life business effective January 1, 2006. The difference between the initial commission expense allowance received of $700 and ceded reserves of $332 resulted in an initial transaction gain of $368, which was credited to unassigned surplus on a net of tax basis in the amount of $240, in accordance with SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance. For each of the years ended December 31, 2007 and 2006, the Company amortized $24 into earnings with a corresponding charge to unassigned surplus.
During 2007, the Company recaptured the risks related to the universal life business that was previously ceded to TIRI on a funds withheld basis. The Company paid recapture consideration of $525 and received $81 for assets recaptured related to the block. Reserves recaptured included $5,453 in life reserves and $30 in other claim reserves, resulting in a net pre-tax loss of $5,927, which is included in the statement of operations.
Letters of credit held for all unauthorized reinsurers as of December 31, 2007 and 2006 was $79,000 and $67,200, respectively.

30

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
6. Income Taxes
The main components of deferred tax amounts are as follows:

	December 31
	2007	2006

Deferred tax assets:
Non-admitted assets	$6,650	$7,214
Tax-basis deferred acquisition costs	93,168	93,272
Reserves	135,841	138,064
Other	13,151	11,518

Total deferred income tax assets	248,810	250,068

Non-admitted deferred tax assets	165,305	156,815

Admitted deferred tax assets	83,505	93,253

Deferred tax liabilities:
§807(f) adjustment — liabilities	52,151	62,039
Other	475	687

Total deferred income tax liabilities	52,626	62,726

Net admitted deferred tax asset	$30,879	$30,527

The change in net deferred income tax assets is as follows:

	December 31
	2007	2006	Change

Total deferred tax assets	$248,810	$250,068	$(1,258)
Total deferred tax liabilities	52,626	62,726	(10,100)

Net deferred tax asset	$196,184	$187,342	$8,842

	December 31
	2006	2005	Change

Total deferred tax assets	$250,068	$236,815	$13,253
Total deferred tax liabilities	62,726	74,347	11,621

Net deferred tax asset	$187,342	$162,468	$24,874

Non-admitted deferred tax assets increased $8,490, $22,220 and $27,476 for 2007, 2006 and 2005, respectively.
Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

31

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
6. Income Taxes (continued)

	Year Ended December 31
	2007	2006	2005
Income tax expense (benefit) on operational gains and capital gains (losses) on investments computed at the federal statutory rate (35%)	$67,317	$61,842	$49,460
Deferred acquisition costs — tax basis	(314)	327	981
Amortization of IMR	179	153	(16)
Depreciation	(56)	(178)	(178)
Dividends received deduction	(8,946)	(11,099)	(25,155)
Low income housing credits	(3,198)	(3,167)	(3,157)
Reinsurance transactions	(423)	(339)	(415)
Reserves	6,380	17,750	17,967
Other	(82)	1,649	(302)

Federal income tax expense on operations and capital gains (losses) on investments	60,857	66,938	39,185
Less tax (benefit) on capital gains (losses)	(1,106)	(1,040)	(770)

Total federal income tax expense	$61,963	$67,978	$39,955

The total statutory income taxes are computed as follows:

	Year Ended December 31
	2007	2006	2005
Federal income tax expense on operations and capital gains (losses) on investments	$60,857	$66,938	$39,185
Change in net deferred income taxes	(8,842)	(24,874)	(22,511)

Total statutory income taxes	$52,015	$42,064	$16,674

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent, Transamerica Corporation. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. At December 31, 2006, the life subgroup had no loss carryforwards. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.
The consolidated tax group, in which the Company is included, incurred income taxes during 2007, 2006 and 2005 of $40,084, $0 and $286,973, respectively, which will be available for recoupment in the event of future net losses.

32

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
6. Income Taxes (continued)
The amount of tax contingencies calculated for the Company as of December 31, 2007 and 2006 is not material to the Company’s financial position. Therefore, the total amount of tax contingencies that, if recognized, would affect the effective income tax rate is immaterial. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes as of December 31, 2007 and 2006 was not material and the Company recorded no liability for penalties.
The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions. An examination is underway for 2005 and 2006.
7. Policy and Contract Attributes
A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2007		2006
		Percent		Percent
	Amount	of Total	Amount	of Total

Subject to discretionary withdrawal:
With market value adjustment	$20,695	0%	$21,059	0%
At book value less current surrender
charge of 5% or more	81,307	1%	97,945	1%
At fair value	6,164,883	91%	6,322,414	91%

Total with adjustment or at market value	6,266,885	92%	6,441,418	92%
At book value without adjustment (minimal or no charge or adjustment)	431,030	6%	462,789	7%
Not subject to discretionary withdrawal	92,330	2%	78,598	1%

Total annuity reserves and deposit fund liabilities — before reinsurance	6,790,245	100%	6,982,805	100%

Less reinsurance ceded	35,260		33,153

Net annuity reserves and deposit fund liabilities	$6,754,985		$6,949,652

33

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
7. Policy and Contract Attributes (continued)
Information regarding the separate accounts of the Company is as follows:

		Nonindexed	Nonindexed
		Guaranteed Less	Guaranteed Greater	Nonguaranteed
	Guaranteed Indexed	than or Equal to 4%	than 4%	Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2007	$—	$—	$—	$909,554	$909,554

Reserves at December 31, 2007 for accounts with assets at fair value	$—	$—	$—	$9,485,165	$9,485,165

Reserves for separate accounts by withdrawal characteristics at December 31, 2007:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	6,062,603	6,062,603

At fair value	—	—	—	3,422,562	3,422,562
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	9,485,165	9,485,165
Not subject to discretionary withdrawal	—	—	—	—	—
Total separate account liabilities at December 31, 2007	$—	$—	$—	$9,485,165	$9,485,165

34

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
7. Policy and Contract Attributes (continued)

		Nonindexed	Nonindexed
		Guaranteed Less	Guaranteed Greater	Nonguaranteed
	Guaranteed Indexed	than or Equal to 4%	than 4%	Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2006	$—	$—	$—	$1,092,105	$1,092,105

Reserves at December 31, 2006 for accounts with assets at fair value	$—	$—	$—	$9,264,404	$9,264,404

Reserves for separate accounts by withdrawal characteristics at December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	9,264,404	9,264,404
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	9,264,404	9,264,404
Not subject to discretionary withdrawal	—	—	—	—	—
Total separate account liabilities at December 31, 2006	$—	$—	$—	$9,264,404	$9,264,404

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2007	2006	2005

Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$910,067	$1,092,584	$1,095,820
Transfers from Separate Accounts	1,484,712	1,758,650	1,671,242

Net transfers to (from) Separate Accounts	(574,645)	(666,066)	(575,422)
Reconciling adjustments:
Other	(1,399)	215	3,768

Transfers as reported in the Summary of Operations of the Company	$(576,044)	$(665,851)	$(571,654)

35

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
7. Policy and Contract Attributes (continued)
At December 31, 2007 and 2006, the Company had variable annuities with guaranteed living benefits as follows:

		Subjected Account	Amount of Reserve	Reinsurance Reserve
Year	Benefit and Type of Risk	Value	Held	Credit

2007	Guaranteed Minimum Income Benefit	$1,633,606	$28,980	$4,250
2006	Guaranteed Minimum Income Benefit	$1,787,240	$25,183	$3,152
For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.
At December 31, 2007 and 2006, the Company had variable annuities with guaranteed death benefits as follows:

		Subjected Account	Amount of Reserve	Reinsurance Reserve
Year	Benefit and Type of Risk	Value	Held	Credit

2007	Guaranteed Minimum Death Benefit	$6,291,420	$73,072	$35,260
2006	Guaranteed Minimum Death Benefit	$6,564,098	$63,367	$33,153
For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

36

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
7. Policy and Contract Attributes (continued)
Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2007 and 2006, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net

December 31, 2007
Ordinary direct renewal business	$3,046	$1,813	$4,859
Ordinary new business	262	(151)	111

	$3,308	$1,662	$4,970

December 31, 2006
Ordinary direct renewal business	$2,749	$1,475	$4,224
Ordinary new business	910	(107)	803

	$3,659	$1,368	$5,027

At December 31, 2007 and 2006, the Company had insurance in force aggregating $2,170,424 and $3,640,805 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Ohio Department of Insurance. The Company established policy reserves of $15,281 and $21,377 to cover these deficiencies at December 31, 2007 and 2006, respectively.
8. Dividend Restrictions
The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2008, without the prior approval of insurance regulatory authorities, is $131,655.
9. Capital and Surplus
Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company meets the RBC requirements.

37

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
10. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities
During 2006 and 2005, the Company sold $32,428 and $51,983, respectively, of agent balances without recourse to an affiliated entity. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc. (MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliated company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and thus retains such balances as non-admitted receivables. Agent receivables in the amount of $18,673 and $20,261 were non-admitted as of December 31, 2007 and 2006, respectively.
11. Retirement and Compensation Plans
The Company’s employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense allocated to the Company aggregated $1,829, $1,432 and $1,280 for 2007, 2006 and 2005, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.
The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $905, $864 and $836 for 2007, 2006 and 2005, respectively.

38

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
11. Retirement and Compensation Plans (continued)
AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for 2007, 2006 and 2005 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of AEGON and the Company.
In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $179, $147 and $126 for 2007, 2006 and 2005, respectively.
12. Related Party Transactions
The Company shares certain officers, employees and general expenses with affiliated companies.
The Company is party to a Cost Sharing agreement between AEGON USA, Inc. companies, providing for services needed. The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations by administering the day-to-day real estate and mortgage loan operations of the Company. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company is part of a Tax Allocation Agreement with its parent and other affiliated companies as described in Note 6. During 2007, 2006 and 2005, the Company paid $106,392, $94,305 and $91,667, respectively, for such services, which approximates their costs to the affiliates. During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $38,629 and $36,528 from this agreement during 2007 and 2006, respectively. The Company provides office space, marketing and administrative services to certain affiliates. During 2007, 2006 and 2005, the Company received $100,815, $91,726 and $85,975, respectively, for such services, which approximates their cost.

39

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
12. Related Party Transactions (continued)
Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. At December 31, 2007 and 2006, the Company has a net amount of $21,887 and $9,683, respectively, due to affiliates. Terms of settlement require that these amounts are settled within 90 days. During 2007, 2006 and 2005, the Company paid net interest of $1,954, $1,599 and $1,027, respectively, to affiliates.
At December 31, 2007, the Company had a short-term note receivable of $9,600 from AEGON USA, Inc. The note is due by September 27, 2008 and bears interest at 5.62%. This note is reported as a short-term investment.
In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2007 and 2006, the cash surrender value of these policies was $63,948 and $61,729, respectively.
The Company paid ordinary common stock dividends of $110,000 and $2,000 to its parent on December 19, 2007 and September 8, 2006, respectively. No dividends were paid during 2005.
13. Commitments and Contingencies
The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.
The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,344 and $3,364 with no offsetting premium tax benefit at December 31, 2007 and 2006, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(22), $36 and $59 for 2007, 2006 and 2005, respectively.

40

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
13. Commitments and Contingencies (continued)
The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 100%/102% of the fair market value of the loaned government/other domestic securities, respectively, as of the transaction date. If the fair value of the collateral is at any time less than 100%/102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 100%/102% of the fair value of the loaned government/other domestic securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security.
At December 31, 2007 and 2006, respectively, securities in the amount of $158,452 and $59,321 were on loan under security lending agreements. At December 31, 2007 the collateral the Company received from securities lending was in the form of cash.
The Company has contingent commitments of $2,053 and $2,618 as of December 31, 2007 and 2006, respectively, for low income housing tax credit investments.
The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company. The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets. At December 31, 2007 and 2006 respectively, the Company pledged assets in the amount of $6,449 and $2,191 to satisfy the requirements of futures trading accounts.
There continues to be significant federal and state regulatory activity relating to financial services companies. The Company and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission (SEC). In particular, the Company continues to respond to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by the Company, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates of the Company.

41

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
13. Commitments and Contingencies (continued)
A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties and restitution. The Company and its affiliates are working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, the Company does not believe the resolution will be material to its financial position.
14. Debt
The Company had an outstanding liability for borrowed money in the amount of $18,885 as of December 31, 2006, due to participation in dollar reverse repurchase agreements. The Company did not participate in dollar reverse repurchase agreement at December 31, 2007. The Company enters reverse dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received as stated in Note 1.

42

Statutory-Basis Financial
Statement Schedules

Western Reserve Life Assurance Co. of Ohio
Summary of Investments — Other Than
Investments in Related Parties
(Dollars in Thousands)
December 31, 2007
Schedule I

			Amount at
			Which
		Fair	Shown in the
Type of Investment	Cost (1)	Value	Balance Sheet

Fixed maturities
Bonds:
United States Government and government agencies and authorities	$161,206	$167,011	$161,206
States, municipalities and political subdivisions	30,832	31,404	30,832
Foreign governments	3,662	3,722	3,662
Public utilities	14,942	15,255	14,942
All other corporate bonds	486,207	477,213	486,207
Preferred stock	4,673	4,646	4,673

Total fixed maturities	701,522	699,251	701,522

Mortgage loans on real estate	24,493		24,493
Real estate	38,574		38,574
Policy loans	410,844		410,844
Cash, cash equivalents and short-term investments	45,633		45,633
Other invested assets	10,358		10,358

Total investments	$1,231,424		$1,231,424

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

43

Western Reserve Life Assurance Co. of Ohio
Supplementary Insurance Information
(Dollars in Thousands)
Schedule III

					Benefits,
					Claims,
	Future Policy	Policy and		Net	Losses and	Other
	Benefits and	Contract	Premium	Investment	Settlement	Operating	Premium
	Expenses	Liabilities	Revenue	Income*	Expenses	Expenses*	Written

Year ended December 31, 2007
Individual life	$1,040,192	$14,956	$583,844	$42,731	$304,367	$241,395	$—
Group life	15,550	100	46	646	915	53	—
Annuity	596,029	317	429,894	25,455	1,055,682	(510,040)	—

	$1,651,771	$15,373	$1,013,784	$68,832	$1,360,964	$(268,592)	$—

Year ended December 31, 2006
Individual life	$971,044	$12,448	$582,703	$33,573	$727,802	$(178,400)	$—
Group life	15,361	198	233	694	445	55	—
Annuity	636,572	238	584,189	29,842	892,153	(200,887)	—

	$1,622,977	$12,884	$1,167,125	$64,109	$1,620,400	$(379,232)	$—

Year ended December 31, 2005
Individual life	$941,322	$18,346	$578,049	$34,086	$252,018	$244,614	$—
Group life	15,288	100	312	1,026	1,722	1,357	—
Annuity	692,848	2	568,168	51,700	782,520	(67,635)	—

	$1,649,458	$18,448	$1,146,529	$86,812	$1,036,260	$178,336	$—

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

44

Western Reserve Life Assurance Co. of Ohio
Reinsurance
(Dollars in Thousands)
Schedule IV

			Assumed		Percentage of
		Ceded to	From		Amount
	Gross	Other	Other	Net	Assumed to
	Amount	Companies	Companies	Amount	Net

Year ended December 31, 2007
Life insurance in force	$99,363,588	$48,566,371	$17,211,679	$68,008,896	25%

Premiums:
Individual life	$646,758	$66,766	$3,853	$583,845	1%
Group life	586	540	—	46	0
Annuity	437,105	7,212	—	429,893	0

	$1,084,449	$74,518	$3,853	$1,013,784	1%

Year ended December 31, 2006
Life insurance in force	$90,434,049	$40,136,640	$17,246,515	$67,543,924	26%

Premiums:
Individual life	$637,660	$57,339	$2,382	$582,703	0%
Group life	725	492	—	233	0
Annuity	591,578	7,389	—	584,189	0

	$1,229,963	$65,220	$2,382	$1,167,125	0%

Year ended December 31, 2005
Life insurance in force	$85,891,325	$35,360,079	$4,106,724	$50,531,246	0%

Premiums:
Individual life	$622,657	$45,399	$791	$578,049	0%
Group life	755	443	—	312	0
Annuity	577,267	9,099	—	568,168	0

	$1,200,679	$54,941	$791	$1,146,529	0%

45

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2008
WRL ADVANTAGE IV
issued through
WRL Series Life Corporate Account
by
Western Reserve Life Assurance Co. of Ohio
Administrative Office:
4333 Edgewood Rd NE
Mailstop 2390
Cedar Rapids, IA 52499
1-888-804-8461 1-319-355-8572
This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL Advantage IV, an individual variable adjustable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio, an AEGON company. You may obtain a copy of the prospectus dated May 1, 2008, by calling 1-888-804-8461 or 319-355-8572 (Monday — Friday from 8:00 a.m. — 4:30 p.m. CST), or by writing to the administrative office at Western Reserve Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.
This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Policy and the WRL
Series Life Corporate Account.

Glossary	1
The Policy — General Provisions	3
Entire Contract	3
Information in the Application for this Policy	3
Ownership Rights	3
Changing the Owner	3
Choosing the Beneficiary	3
Changing the Beneficiary	4
Assigning the Policy	4
Selecting the Tax Test	4
Our Right to Contest the Policy	4
Suicide Exclusion	5
Misstatement of Age or Sex	5
Modifying the Policy	5
Addition, Deletion or Substitution of Portfolios	5
Additional Information	6
Settlement Options	6
Fixed Period Option	7
Life Income Option	7
Joint and Survivor Income Option	7
Additional Information about Western Reserve and the Separate Account	7
Changes to the Separate Account	8
Potential Conflicts of Interest	8
Legal Matters	9
Variations in Policy Provisions	9
Personalized Illustrations of Policy Benefits	9
Sale of the Policies	9
Reports to Owners	10
Claims of Creditors	10
Records	10
Additional Information	10
Independent Registered Public Accounting Firm	10
Financial Statements	10
Underwriting	11
Underwriting Standards	11
Performance Data	11
Performance Data in Advertising Sales Literature	11
Western Reserve’s Published Ratings	12
Index to Financial Statements	13
WRL Series Life Corporate Account	13
Western Reserve Life Assurance Co. of Ohio	13

i

GLOSSARY

accumulation unit — A unit of measurement used to calculate values under the Policy.
administrative office — Western Reserve’s administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 319-355-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday — Friday from 8:00 a.m. — 4:30 p.m. Central Standard Time.
age — The insured’s age on the effective date, plus the number of completed Policy years since the effective date.
beneficiary — The person (s) to whom we pay the life insurance benefit proceeds upon the insured’s death.
cash value — During the free-look period, the cash value is the amount in the general account. After the free-look period, the cash value is the sum of the value of the Policy’s accumulation units in each subaccount and the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction date.
Code — The Internal Revenue Code of 1986, as amended.
effective date — The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years and Policy anniversaries.
face amount — A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.
general account — Western Reserve’s assets other than those allocated to the separate account or any other separate account Western Reserve establishes.
indebtedness — The loan amount plus any accrued loan interest.
insured — The person whose life is insured by the Policy.
issue age — The insured’s age on the effective date.
lapse — Termination of the Policy at the expiration of the late period while the insured is still living.
late period — A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions, and you may reinstate or repay any unpaid loan amount, and thereby prevent the Policy from lapsing.
life insurance benefit — The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.
life insurance benefit option — One of the three options that you may select for the computation of the life insurance benefit proceeds.
life insurance benefit proceeds — The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.
loan account — A portion of the general account to which we transfer cash value to provide collateral for any loan taken under the Policy.
loan account value — The cash value in the loan account.
loan amount — The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.
monthly deduction day — The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.
net cash value — The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

1

net premium — The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.
1940 Act — The Investment Company Act of 1940, as amended.
NYSE — New York Stock Exchange.
planned premium — The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.
policy anniversary — The same date in each Policy year as the effective date.
policy month — A one-month period beginning on the monthly deduction day.
policy owner — The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the policy owner, unless otherwise stated in the Policy.
policy year — A twelve-month period beginning on the effective date or on a Policy anniversary.
portfolio (s) — A series of a mutual fund in which a corresponding subaccount invests its assets.
SEC — U.S. Securities and Exchange Commission.
separate account — WRL Series Life Corporate Account, an investment account established by Western Reserve to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.
settlement options — The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.
subaccount — A sub-division of the separate account, whose assets are exclusively invested in a corresponding portfolio.
subaccount value — The cash value in a subaccount.
target premium — An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.
valuation day — For each subaccount, each day on which the New York Stock Exchange is open for regular trading except for days that a subaccount’s corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for regular trading and a portfolio does not value its shares.
valuation period — The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.
we, us, company, our — Western Reserve Life Assurance Co. of Ohio (“Western Reserve”).
written notice — The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.
you, your (owner or policy owner) — The person entitled to exercise all rights as owner under the Policy.

2

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.
THE POLICY — GENERAL PROVISIONS

Entire Contract
The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.
Information in the Application for this Policy
In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.
No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.
Ownership Rights
The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The owner may exercise certain rights described below.
Changing the Owner
•	Change the owner by providing written notice to us at our administrative office at any time while the insured is alive and the Policy is in force.

•	Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

•	Changing the owner does not automatically change the beneficiary.

•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

•	We are not liable for payments we made before we received the written notice at our administrative office.
Choosing the Beneficiary
•	The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

•	Any beneficiary designation is revocable unless otherwise stated in the designation.

3

•	If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary in the class shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

•	If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

•	If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.
Changing the Beneficiary
•	The owner changes the beneficiary by providing written notice to us at our administrative office any time while the insured is alive and the Policy is in force.

•	Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

•	We are not liable for any payments we made before we received the written notice at our administrative office.
Assigning the Policy
•	The owner may assign Policy rights while the insured is alive.

•	The owner retains any ownership rights that are not assigned.

•	We must receive written notice of the assignment at our administrative office.

•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

•	An assignment passes along the obligation to repay any indebtedness outstanding at the time of the assignment.

•	Claims under any assignment are subject to proof of interest and the extent of the assignment.

•	We are not:
•	bound by any assignment unless we receive a written notice of the assignment at our administrative office;

•	responsible for the validity of any assignment;

•	liable for any payment we made before we received written notice of the assignment at our administrative office; or

•	bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.
Selecting the Tax Test
The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.
Our Right to Contest the Policy

4

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.
In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the effective date, or if the Policy has been reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount that occurs after the effective date, or any Policy reinstatement, for two years from the effective date of the increase or reinstatement.
However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year contestable period will be measured from the date the corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.
Suicide Exclusion
If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.
If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.
However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.
Misstatement of Age or Sex
If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured’s correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured’s correct age and sex.
Modifying the Policy
Only our President, one of the Vice Presidents, Secretary or an officer of Western Reserve may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.
If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.
Addition, Deletion or Substitution of Portfolios
We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by

5

any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.
We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.
In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.
ADDITIONAL INFORMATION

Settlement Options
When the insured dies, the beneficiary may apply the lump sum life insurance benefit proceeds to one of the settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.
Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured’s date of death.
Under a settlement option, the dollar amount of each payment may depend on four things:
•	the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured’s date of death;

•	the interest rate we credit on those amounts;

•	the mortality tables we use; and

•	the specific payment option(s) you choose.
Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured’s death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.
All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 4%. The payee will receive the greater of:
     1. The income rates in effect for us at the time the income payments are made; or

6

     2. The income rates guaranteed in the Policy.
Fixed Period Option
•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months.

•	We will stop making payments once we have made all the payments for the period selected.
Life Income Option
At your or the beneficiary’s direction, we will make equal monthly installments:
•	only for the life of the payee, at the end of which payments will end; or

•	for the longer of the payee’s life, or for a certain period of 5 or 10 years if the payee dies before the end of the certain period; or

•	for the longer of the payee’s life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.
Joint and Survivor Income Option
•	We will make equal monthly payments during the joint lifetime of two persons.

•	Payments to the surviving payee will equal either:
•	the full amount paid to the payee before the payee’s death; or

•	two-thirds of the amount paid to the payee before the payee’s death.
•	All payments will cease upon the death of the surviving payee.
Additional Information about Western Reserve and the Separate Account
Western Reserve is a stock life insurance company that is wholly-owned by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA, Inc., is a wholly-owned indirect subsidiary of AEGON N.V., of the Netherlands, a public company under Dutch law. Western Reserve’s administrative office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.
Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.
Western Reserve established the separate account as a separate investment account under Ohio law in 1997. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.

7

Western Reserve holds the assets of the separate account apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc., provides fidelity coverage and, covers the activities of registered representatives of Transamerica Capital, Inc. (“TCI”) to a limit of $10 million.
Changes to the Separate Account
Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:
•	Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

•	Add new portfolios or remove existing portfolios;

•	Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

•	Close subaccounts to allocations of new premiums by existing or new policy owners at any time at our discretion;

•	Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

•	Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

•	Combine the separate account with other separate accounts and/or create new separate accounts;

•	Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

•	Manage the separate account under the direction of a committee at any time;

•	Make any changes required by the 1940 Act or other applicable law or regulation; and

•	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.
Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.
The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.
Potential Conflicts of Interests
Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Western Reserve or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life

8

insurance policies or variable annuity contracts and for retirement plans whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. Although neither Western Reserve nor the portfolios currently foresee any such disadvantages, Western Reserve and each portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance Policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.
Legal Matters
Sutherland Asbill & Brennan LLP of Washington, D.C. provided advice on certain matters relating to the federal securities laws.
Variations in Policy Provisions
Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include different interest rates charged and credited on Policy loans. Please refer to your Policy, as any variations will be included in your Policy or in riders or endorsements attached to your Policy.
Personalized Illustrations of Policy Benefits
To help you understand how your life insurance benefit, net cash value, and cash value would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations without charge and upon request. These illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.
The illustrations also will reflect the average portfolio expenses for 2007. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.
The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.
Sale of the Policies
We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.
Our affiliate TCI is the distributor and principal underwriter for the Policies. TCI’s home office is located at 4600 S. Syracuse St., Suite 1100, Denver, CO 80237. TCI, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc. TCI is not a member of the Securities Investor Protection Corporation.
The Policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.
During fiscal years 2007, 2006 and 2005, the amounts paid to TCI (beginning May 1, 2007) and AFSG
Securities Corporation (“AFSG”) (the principal underwriter until April 2007) in connection with all Policies sold through the separate account were

9

$1,539,618.71, $2,920.902.77 and $4,129,524.33, respectively. TCI and AFSG passed through commissions they received to selling firms for their sales and did not retain any portion in return for their services as principal underwriter for the Policies. Our parent company provides paid-in capital contributions to TCI (and provided paid-in capital distributions to AFSG), and pays for TCI’s (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.
We and/or TCI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. We and/or TCI may make additional payments to certain selling firms based on aggregate sales or persistency standards. These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.
Reports to Owners
At least once each year, or more often as required by law, we will mail to policy owners at their last known address a report showing the following information as of the end of the report period:
•	the current cash value

•	the current net cash value

•	the current life insurance benefit

•	the current loan amount

•	any activity since the last report

•	the current subaccount values and loan account value

•	current net premium allocations

•	any other information required by law
In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.
Claims of Creditors
Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.
Records
We will maintain all records relating to the separate account.
Additional Information
A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC’s principal office in Washington, D.C. by paying the SEC’s prescribed fees.
Independent Registered Public Accounting Firm
The financial statements of the separate account at December 31, 2007 and for the periods disclosed in the financial statements, and the financial statements and schedules of Western Reserve at December 31, 2007, 2006, and 2005 for each of the three years in the period ended December 31, 2007, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.
Financial Statements

10

The separate account’s financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States). The company’s financial statements are also attached and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States).
Western Reserve’s financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account’s financial statements, and you should consider these financial statements and schedules only as bearing upon Western Reserve’s ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.
Western Reserve’s financial statements and schedules at December 31, 2007, 2006 and 2005 and for each of the three years in the period ended December 31, 2007, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.
UNDERWRITING

Underwriting Standards
This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of sex.
Your cost of insurance charge will vary by the insured’s sex, issue age on the effective date, and rate class. We currently place insureds into the following rate classes:
•	Medical issue;

•	Simplified issue;

•	Guaranteed Issue;

•	Non-tobacco use;

•	Tobacco use
We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.
PERFORMANCE DATA

Performance Data in Advertising Sales Literature
We may compare each subaccount’s performance to the performance of:
•	other variable life issuers in general;

•	variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);

11

•	Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.
•	the Standard & Poor’s Index of 500 Common Stocks, or other widely recognized indices;
•	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
•	certificates of deposit;

•	savings accounts and U.S. Treasuries;

•	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

•	indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).
Western Reserve’s Published Ratings
We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios, or to their performance.

12

WRL Series Life Corporate Account
Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Notes to the Financial Statements
Western Reserve Life Assurance Co. of Ohio
Report of Independent Registered Public Accounting Firm, March 28, 2008.
Audited Financial Statements
Balance Sheets — Statutory Basis
Statements of Operations — Statutory Basis
Statements of Changes in Capital and Surplus — Statutory Basis
Statutory-Basis Statements of Cash Flow — Statutory Basis
Notes to Financial Statements — Statutory Basis
Statutory-Basis Financial Statement Schedules
Summary of Investments — Other Than Investments in Related Parties
Supplementary Insurance Information
Reinsurance

13

FINANCIAL STATEMENTS
WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Year Ended December 31, 2007

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Financial Statements
Year Ended December 31, 2007

Report of Independent Registered Public Accounting Firm
The Board of Directors and Contract Owners
of the Variable Adjustable Life Insurance Policy,
Western Reserve Life Assurance Co. of Ohio
We have audited the accompanying statements of assets and liabilities of the subaccounts of WRL Series Life Corporate Account (comprised of the Vanguard VIF Diversified Value, Vanguard VIF Equity Index, Vanguard VIF Mid-Cap Index, Vanguard VIF REIT Index, Vanguard VIF International, Vanguard VIF Total Bond Market Index, Vanguard VIF High Yield Bond, Vanguard VIF Money Market, Vanguard VIF Small Company Growth, Vanguard VIF Capital Growth, and Vanguard VIF Balanced subaccounts), which are available for investment by contract owners of the Variable Adjustable Life Insurance Policy, as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective subaccounts of WRL Series Life Corporate Account at December 31, 2007, and the results of its operations and changes in its net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
Des Moines, Iowa
March 21, 2008

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

	Vanguard VIF
	Diversified	Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF
	Value	Equity Index	Mid-Cap Index	REIT Index	International
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investment in securities:
Number of shares	1,050,445.295	649,932.819	803,555.570	472,926.629	1,057,066.988

Cost	$16,052,685	$17,899,429	$14,498,991	$10,146,477	$20,757,385

Investments in mutual funds, at net asset value	$17,153,772	$19,199,015	$14,930,062	$8,947,772	$25,200,477
Receivable for units sold	—	—	5	—	—

Total assets	17,153,772	19,199,015	14,930,067	8,947,772	25,200,477

Liabilities
Payable for units redeemed	1	16	—	6	2

	$17,153,771	$19,198,999	$14,930,067	$8,947,766	$25,200,475

Net Assets:
Deferred annuity contracts terminable by owners	$17,153,771	$19,198,999	$14,930,067	$8,947,766	$25,200,475

Total net assets	$17,153,771	$19,198,999	$14,930,067	$8,947,766	$25,200,475

Accumulation units outstanding	8,540,775	10,910,438	6,872,662	4,027,312	9,861,806

Accumulation unit value	$2.008456	$1.759691	$2.172385	$2.221771	$2.555361

See accompanying notes.

2

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

	Vanguard VIF	Vanguard VIF		Vanguard VIF
	Total Bond	High Yield	Vanguard VIF	Small Company	Vanguard VIF	Vanguard VIF
	Market Index	Bond	Money Market	Growth	Capital Growth	Balanced
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investment in securities:
Number of shares	1,564,227.467	501,848.743	18,793,965.710	520,169.400	504,436.872	1,368,802.789

Cost	$17,401,309	$4,144,108	$18,793,966	$9,696,526	$8,598,329	$26,082,128

Investments in mutual funds, at net asset value	$18,051,185	$4,120,178	$18,793,966	$9,441,075	$9,357,304	$28,416,346
Receivable for units sold	—	2	150	—	11	15

Total assets	18,051,185	4,120,180	18,794,116	9,441,075	9,357,315	28,416,361

Liabilities
Payable for units redeemed	17	—	—	10	—	—

	$18,051,168	$4,120,180	$18,794,116	$9,441,065	$9,357,315	$28,416,361

Net Assets:
Deferred annuity contracts terminable by owners	$18,051,168	$4,120,180	$18,794,116	$9,441,065	$9,357,315	$28,416,361

Total net assets	$18,051,168	$4,120,180	$18,794,116	$9,441,065	$9,357,315	$28,416,361

Accumulation units outstanding	13,927,984	2,769,887	15,990,611	5,003,705	4,522,607	16,459,961

Accumulation unit value	$1.296036	$1.487490	$1.175322	$1.886815	$2.069009	$1.726393

See accompanying notes.

3

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

	Vanguard
	VIF
	Diversified	Vanguard VIF	Vanguard VIF	Vanguard VIF
	Value	Equity Index	Mid-Cap Index	REIT Index
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:
Dividends	$259,040	$271,618	$176,287	$267,621
Expenses:
Administrative, mortality and expense risk charge	127,633	48,587	96,161	30,599

Net investment income (loss)	131,407	223,031	80,126	237,022

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	442,875	676,155	1,484,877	1,093,754
Proceeds from sales	3,385,374	3,267,370	3,417,443	5,766,353
Cost of investments sold	2,296,290	2,807,560	2,375,447	4,434,363

Net realized capital gains (losses) on investments	1,531,959	1,135,965	2,526,873	2,425,744

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	2,417,728	1,784,290	2,312,885	3,384,245
End of period	1,101,087	1,299,586	431,071	(1,198,705)

Net change in unrealized appreciation/depreciation of investments	(1,316,641)	(484,704)	(1,881,814)	(4,582,950)

Net realized and unrealized capital gains (losses) on investments	215,318	651,261	645,059	(2,157,206)

Increase (decrease) in net assets from operations	$346,725	$874,292	$725,185	$(1,920,184)

See accompanying notes.

4

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

		Vanguard VIF			Vanguard VIF
	Vanguard VIF	Total Bond	Vanguard VIF	Vanguard VIF	Small Company	Vanguard VIF	Vanguard VIF
	International	Market Index	High Yield Bond	Money Market	Growth	Capital Growth	Balanced
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:
Dividends	$317,007	$528,780	$251,866	$804,930	$44,487	$46,565	$641,155
Expenses:
Administrative, mortality and expense risk charge	153,901	37,490	8,780	113,685	26,681	28,179	192,106

Net investment income (loss)	163,106	491,290	243,086	691,245	17,806	18,386	449,049

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	713,265	—	—	—	785,343	154,512	967,165
Proceeds from sales	3,048,441	1,823,873	1,249,565	16,516,318	1,591,651	1,807,206	3,045,999
Cost of investments sold	1,740,902	1,847,614	1,305,381	16,516,318	1,356,103	1,482,291	2,512,073

Net realized capital gains (losses) on investments	2,020,804	(23,741)	(55,816)	—	1,020,891	479,427	1,501,091

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	3,611,814	110,238	90,904	—	493,798	479,592	2,529,189
End of period	4,443,092	649,876	(23,930)	—	(255,451)	758,975	2,334,218

Net change in unrealized appreciation/depreciation of investments	831,278	539,638	(114,834)	—	(749,249)	279,383	(194,971)

Net realized and unrealized capital gains (losses) on investments	2,852,082	515,897	(170,650)	—	271,642	758,810	1,306,120
	]

Increase (decrease) in net assets from operations	$3,015,188	$1,007,187	$72,436	$691,245	$289,448	$777,196	$1,755,169

See accompanying notes.

5

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

	Vanguard VIF Diversified Value		Vanguard VIF Equity Index
	Subaccount		Subaccount
	2007	2006	2007	2006

Operations
Net investment income (loss)	$131,407	$141,202	$223,031	$172,814
Net realized capital gains (losses) on investments	1,531,959	861,240	1,135,965	1,467,671
Net change in unrealized appreciation/depreciation of investments	(1,316,641)	1,034,210	(484,704)	621,660

Increase (decrease) in net assets from operations	346,725	2,036,652	874,292	2,262,145

Contract transactions
Net contract purchase payments	1,928,459	1,320,332	1,516,017	1,806,695
Transfer payments from (to) other subaccounts or general account	1,078,670	50,897	(260,828)	(626,909)
Contract terminations, withdrawals, and other deductions	(78,517)	(86,761)	(189,713)	(130,884)

Increase (decrease) in net assets from contract transactions	2,928,612	1,284,468	1,065,476	1,048,902

Net increase (decrease) in net assets	3,275,337	3,321,120	1,939,768	3,311,047

Net assets:
Beginning of the period	13,878,434	10,557,314	17,259,231	13,948,184

End of the period	$17,153,771	$13,878,434	$19,198,999	$17,259,231

See accompanying notes.

6

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

	Vanguard VIF Mid-Cap Index		Vanguard VIF REIT Index
	Subaccount		Subaccount
	2007	2006	2007	2006

Operations
Net investment income (loss)	$80,126	$44,499	$237,022	$142,808
Net realized capital gains (losses) on investments	2,526,873	1,875,928	2,425,744	1,640,189
Net change in unrealized appreciation/depreciation of investments	(1,881,814)	(329,356)	(4,582,950)	1,761,207

Increase (decrease) in net assets from operations	725,185	1,591,071	(1,920,184)	3,544,204

Contract transactions
Net contract purchase payments	1,032,358	1,550,099	892,143	1,083,083
Transfer payments from (to) other subaccounts or general account	(286,424)	(1,602,439)	(4,289,754)	295,094
Contract terminations, withdrawals, and other deductions	(94,288)	(83,871)	(116,936)	(77,584)

Increase (decrease) in net assets from contract transactions	651,646	(136,211)	(3,514,547)	1,300,593

Net increase (decrease) in net assets	1,376,831	1,454,860	(5,434,731)	4,844,797

Net assets:
Beginning of the period	13,553,236	12,098,376	14,382,497	9,537,700

End of the period	$14,930,067	$13,553,236	$8,947,766	$14,382,497

See accompanying notes.

7

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

			Vanguard VIF Total Bond Market
	Vanguard VIF International		Index
	Subaccount		Subaccount
	2007	2006	2007	2006

Operations
Net investment income (loss)	$163,106	$33,749	$491,290	$403,256
Net realized capital gains (losses) on investments	2,020,804	1,747,176	(23,741)	(149,434)
Net change in unrealized appreciation/depreciation of investments	831,278	1,302,529	539,638	175,271

Increase (decrease) in net assets from operations	3,015,188	3,083,454	1,007,187	429,093

Contract transactions
Net contract purchase payments	2,207,711	1,720,549	1,426,152	1,715,108
Transfer payments from (to) other subaccounts or general account	2,999,954	1,815,689	2,603,707	(1,044,229)
Contract terminations, withdrawals, and other deductions	(94,819)	(82,049)	(125,292)	(66,880)

Increase (decrease) in net assets from contract transactions	5,112,846	3,454,189	3,904,567	603,999

Net increase (decrease) in net assets	8,128,034	6,537,643	4,911,754	1,033,092

Net assets:
Beginning of the period	17,072,441	10,534,798	13,139,414	12,106,322

End of the period	$25,200,475	$17,072,441	$18,051,168	$13,139,414

See accompanying notes.

8

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

					Vanguard VIF Small Company
	Vanguard VIF High Yield Bond		Vanguard VIF Money Market		Growth
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$243,086	$180,916	$691,245	$574,598	$17,806	$(26,515)
Net realized capital gains (losses) on investments	(55,816)	(23,577)	—	—	1,020,891	1,096,937
Net change in unrealized appreciation/depreciation of investments	(114,834)	93,385	—	—	(749,249)	(329,485)

Increase (decrease) in net assets from operations	72,436	250,724	691,245	574,598	289,448	740,937

Contract transactions
Net contract purchase payments	421,451	454,256	7,157,201	7,492,110	792,941	1,076,217
Transfer payments from (to) other subaccounts or general account	72,649	255,959	(1,404,597)	(5,082,464)	182,244	(156,304)
Contract terminations, withdrawals, and other deductions	(41,481)	(27,087)	(85,035)	(101,704)	(91,772)	(44,691)

Increase (decrease) in net assets from contract transactions	452,619	683,128	5,667,569	2,307,942	883,413	875,222

Net increase (decrease) in net assets	525,055	933,852	6,358,814	2,882,540	1,172,861	1,616,159

Net assets:
Beginning of the period	3,595,125	2,661,273	12,435,302	9,552,762	8,268,204	6,652,045

End of the period	$4,120,180	$3,595,125	$18,794,116	$12,435,302	$9,441,065	$8,268,204

See accompanying notes.

9

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

	Vanguard VIF Capital Growth		Vanguard VIF Balanced		Worldwide Growth
	Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$18,386	$(5,452)	$449,049	$318,808	$—	$—
Net realized capital gains (losses) on investments	479,427	311,914	1,501,091	1,149,258	—	—
Net change in unrealized appreciation/depreciation of investments	279,383	186,896	(194,971)	1,148,934	—	—

Increase (decrease) in net assets from operations	777,196	493,358	1,755,169	2,617,000	—	—

Contract transactions
Net contract purchase payments	795,566	866,375	2,460,506	3,149,041	—	—
Transfer payments from (to) other subaccounts or general account	1,753,895	1,594,212	1,789,400	372,486	—	—
Contract terminations, withdrawals, and other deductions	(65,168)	(30,516)	(112,850)	(123,885)	—	—

Increase (decrease) in net assets from contract transactions	2,484,293	2,430,071	4,137,056	3,397,642	—	—

Net increase (decrease) in net assets	3,261,489	2,923,429	5,892,225	6,014,642	—	—

Net assets:
Beginning of the period	6,095,826	3,172,397	22,524,136	16,509,494	—	—

End of the period	$9,357,315	$6,095,826	$28,416,361	$22,524,136	$—	$—

See accompanying notes.

10

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
1. Organization and Summary of Significant Accounting Policies
Organization
The WRL Series Life Corporate Account (the “Separate Account”), is a segregated investment account of the Western Reserve Life Assurance Co. of Ohio (“Western Reserve”), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.
The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts (each a Series Fund and collectively the Series Funds). Activity in these specific subaccounts is available to contract owners of the Variable Adjustable Insurance Policy, offered by Western Reserve.

Subaccount Investment by Fund:

Vanguard Variable Insurance Fund	* Janus Aspen Series
Vanguard VIF Diversified Value Portfolio	Forty Portfolio
Vanguard VIF Equity Index Portfolio	Worldwide Growth Portfolio
Vanguard VIF Mid-Cap Index Portfolio	Flexible Bond Portfolio
Vanguard VIF REIT Index Portfolio	Mid Cap Growth Portfolio
Vanguard VIF International Portfolio	International Growth Portfolio
Vanguard VIF Total Bond Market Index Portfolio	Balanced Portfolio
Vanguard VIF High Yield Bond Portfolio	* Royce Capital Fund
* Vanguard VIF Short-Term Investment-Grade Portfolio	Royce Micro-Cap Portfolio
Vanguard VIF Money Market Portfolio	* PIMCO Variable Insurance Trust
Vanguard VIF Small Company Growth Portfolio	Total Return Portfolio (Institutional Class)
* Vanguard VIF Total Stock Market Index Portfolio	High Yield Portfolio (Institutional Class)
Vanguard VIF Capital Growth Portfolio	All Asset Portfolio (Administrative Class)
Vanguard VIF Balanced Portfolio	All Asset Portfolio (Institutional Class)
* Fidelity Variable Insurance Products Funds	Real Return Portfolio ( Institutional Class)
Contrafund® Portfolio	* First Eagle Variable Funds, Inc
* T. Rowe Price Equity Series, Inc.	First Eagle Overseas Variable Fund
T. Rowe Price Equity Income Portfolio	* Third Avenue Variable Series Trust
T. Rowe Price Mid-Cap Growth Portfolio	Third Avenue Value Portfolio
* American Funds Insurance Series	* Rydex Variable Trust
Global Small Capitalization Fund	OTC Fund
Growth Fund	Nova Fund
International fund
New World Fund

T.Rowe Price Mid-Cap Growth closed to new investors April 30, 2004.

*	These funds are available but currently are not invested.
Investments
Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2007.
Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners’ equity.
Dividend Income
Dividends received from the Series Fund investment are reinvested to purchase additional mutual fund shares.

11

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
2. Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2007

	Purchases	Sales

Vanguard Variable Insurance Fund
Vanguard VIF Diversified Value Portfolio	$6,888,234	$3,385,374
Vanguard VIF Equity Index Portfolio	5231983	3267370
Vanguard VIF Mid-Cap Index Portfolio	5633925	3417443
Vanguard VIF REIT Index Portfolio	3582727	5766353
Vanguard VIF International Portfolio	9037659	3048441
Vanguard VIF Total Bond Market Index Portfolio	6219759	1823873
Vanguard VIF High Yield Bond Portfolio	1945270	1249565
Vanguard VIF Money Market Portfolio	22875091	16516318
Vanguard VIF Small Company Growth Portfolio	3278151	1591651
Vanguard VIF Capital Growth Portfolio	4464386	1807206
Vanguard VIF Balanced Portfolio	8599256	3045999

12

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
3. Accumulation Units Outstanding

						Vanguard VIF
	Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF	Total Bond	Vanguard VIF	Vanguard VIF	Vanguard VIF Small	Vanguard VIF	Vanguard VIF
	Diversified Value	Equity Index	Mid-Cap Index	REIT Index	International	Market Index	High Yield Bond	Money Market	Company Growth	Capital Growth	Balanced
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2006	6494486.54	9665170.456	6724028.118	4830731.685	6135327.098	10423804.86	1974936	8985524.316	4031875	1925133.464	11912849.22
Net units purchased (redeemed and transferred)	687395.2579	670768.944	-102072.49	568083.273	1709097.543	422405.4868	489189.6895	2149307.921	515259.2123	1388777.513	2224803.776

Units outstanding at December 31, 2006	7,181,882	10,335,939	6,621,956	5,398,815	7,844,425	10,846,210	2,464,126	11,134,832	4,547,134	3,313,911	14,137,653
Net units purchased (redeemed and transferred)	1,358,893	574,499	250,706	(1,371,503)	2,017,381	3,081,774	305,761	4,855,779	456,571	1,208,696	2,322,308

Units outstanding at December 31, 2007	8,540,775	10,910,438	6,872,662	4,027,312	9,861,806	13,927,984	2,769,887	15,990,611	5,003,705	4,522,607	16,459,961

13

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights
The Separate Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

Vanguard VIF Diversified Value
	12/31/2007	8540775.135	$2.01	$17,153,771	1.50%	0.70%	3.93%
	12/31/2006	7181881.798	1.93	13,878,434	1.66	0.70	18.88
	12/31/2005	6494486.54	1.63	10,557,314	1.17	0.70	7.61
	12/31/2004	4167540.971	1.51	6,295,308	1.51	0.70	20.46
	12/31/2003	2665177.046	1.25	3,342,044	2.01	0.60	31.12
Vanguard VIF Equity Index
	12/31/2007	10910437.81	1.76	19,198,999	1.36	0.70	5.38
	12/31/2006	10335939.4	1.67	17,259,231	1.48	0.70	15.71
	12/31/2005	9665170.456	1.44	13,948,184	1.48	0.70	4.79
	12/31/2004	8039783.449	1.38	11,071,642	1.12	0.70	10.80
	12/31/2003	5978090.431	1.24	7,429,720	1.25	0.60	28.47
Vanguard VIF Mid-Cap Index
	12/31/2007	6872661.828	2.17	14,930,067	1.10	0.70	6.14
	12/31/2006	6621955.54	2.05	13,553,236	0.95	0.70	13.75
	12/31/2005	6724028.118	1.80	12,098,376	0.81	0.70	13.97
	12/31/2004	4994304.474	1.58	7,884,354	0.73	0.70	20.32
	12/31/2003	3592641.104	1.31	4,713,922	0.59	0.60	34.06
Vanguard VIF REIT Index
	12/31/2007	4027312.312	2.22	8,947,766	1.99	0.70	(16.60)
	12/31/2006	5398814.958	2.66	14,382,497	1.73	0.70	34.93
	12/31/2005	4830731.658	1.97	9,537,700	2.46	0.70	11.83
	12/31/2004	4431934.481	1.77	7,824,345	2.26	0.70	30.51
	12/31/2003	3247317.557	1.35	4,392,685	3.31	0.60	35.48
Vanguard VIF International
	12/31/2007	9861806.155	2.56	25,200,475	1.41	0.70	17.41
	12/31/2006	7844424.64	2.18	17,072,441	0.92	0.70	26.75
	12/31/2005	6135327.098	1.72	10,534,798	1.17	0.70	16.31
	12/31/2004	4515318.973	1.48	6,666,110	0.96	0.70	19.42
	12/31/2003	2567953.041	1.24	3,174,652	1.12	0.60	34.88
Vanguard VIF Total Bond Market Index
	12/31/2007	13927983.55	1.30	18,051,168	3.34	0.70	6.98
	12/31/2006	10846210.35	1.21	13,139,414	3.70	0.70	4.31
	12/31/2005	10423804.86	1.16	12,106,322	3.30	0.70	2.40
	12/31/2004	8571402.308	1.13	9,721,573	4.69	0.70	4.20
	12/31/2003	6769448.189	1.09	7,368,064	4.92	0.60	4.02
Vanguard VIF High Yield Bond
	12/31/2007	2769887.43	1.49	4,120,180	5.94	0.70	1.95
	12/31/2006	2464125.69	1.46	3,595,125	5.88	0.70	8.27
	12/31/2005	1974935.823	1.35	2,661,273	6.74	0.70	2.75
	12/31/2004	2061549.458	1.31	2,703,590	6.77	0.70	8.53
	12/31/2003	1808868.226	1.21	2,185,856	3.88	0.60	16.87

14

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights (continued)

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

Vanguard VIF Money Market
	12/31/2007	15990610.52	$1.18	$18,794,116	4.65%	0.70%	5.24%
	12/31/2006	11134831.79	1.12	12,435,302	4.69	0.70	5.05
	12/31/2005	8985524.316	1.06	9,552,762	2.92	0.70	3.19
	12/31/2004	8653755.975	1.03	8,915,896	1.33	0.70	1.27
	12/31/2003	5171161.247	1.02	5,260,819	1.07	0.60	1.01
Vanguard VIF Small Company Growth
	12/31/2007	5003704.803	1.89	9,441,065	0.45	0.70	3.77
	12/31/2006	4547134.212	1.82	8,268,204	0.32	0.70	10.21
	12/31/2005	4031874.654	1.65	6,652,045	0.00	0.70	6.26
	12/31/2004	3275541.321	1.55	5,085,881	0.08	0.70	15.30
	12/31/2003	2626115.88	1.35	3,536,519	0.01	0.60	41.07
Vanguard VIF Capital Growth
	12/31/2007	4522607.278	2.07	9,357,315	0.59	0.70	12.48
	12/31/2006	3313910.533	1.84	6,095,826	0.49	0.70	11.63
	12/31/2005	1925133.464	1.65	3,172,397	0.44	0.70	7.68
	12/31/2004	853697.0483	1.53	1,306,448	0.04	0.70	17.63
Vanguard VIF Balanced
	12/31/2007	16,459,961	1.73	28,416,361	2.37	0.70	8.36
	12/31/2006	14,137,653	1.59	22,524,136	2.19	0.70	14.96
	12/31/2005	11,912,849	1.39	16,509,494	2.09	0.70	6.83
	12/31/2004	8665205.196	1.30	11,241,128	2.03	0.70	11.29
	12/31/2003	4855093.001	1.17	5,659,499	2.22	0.60	16.57

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods less than one year have been annualized.

***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

15

WRL Series Life Corporate Account
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
5. Administrative, Mortality, and Expense Risk Charge
On each monthly deduction day, Western Reserve currently deducts a mortality and expense risk charge equal to an annual rate of .70% of the cash value in the Series Funds in policy years 1-17 and .20% thereafter. Western Reserve also deducts a monthly charge to compensate Western Reserve for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured’s death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Western Reserve currently deducts .40% of premium received in excess of target premium in the first policy year and 1.5% of premium received up to target premium in policy year one. Western Reserve also deducts a monthly administrative fee equal to $16.50 in the first policy year and $4.00 (current, $10 maximum) in subsequent years.
6. Income Taxes
Operations of the Separate Account form a part of Western Reserve, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”). The operations of the Separate Account are accounted for separately from other operations of Western Reserve for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Western Reserve. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Western Reserve.
7. Dividend Distributions
Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Separate Account.

16

Financial Statements And Schedules— Statutory Basis
Western Reserve Life Assurance Co. of Ohio
Years Ended December 31, 2007, 2006 and 2005

Western Reserve Life Assurance Co. of Ohio
Financial Statements and Schedules — Statutory Basis
Years Ended December 31, 2007, 2006 and 2005

Report of Independent Registered Public Accounting Firm
The Board of Directors
Western Reserve Life Assurance Co. of Ohio
We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2007. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statement of these variances are not reasonably determinable but are presumed to be material.
In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2007 and 2006, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2007.

1

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2007 and 2006, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.
As discussed in Note 2 to the financial statements, in 2006 Western Reserve Life Assurance Co. of Ohio changed its accounting for investments in certain low income housing tax credit properties.
March 28, 2008

2

Western Reserve Life Assurance Co. of Ohio
Balance Sheets – Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

	December 31
	2007	2006

Admitted assets
Cash and invested assets:
Bonds	$696,849	$623,828
Preferred stocks	4,673	4,796
Common stocks of affiliated entities (cost: 2007 – $20,659 and 2006 – $19,901)	24,397	23,000
Mortgage loans on real estate	24,493	25,548
Home office properties	38,574	39,428
Cash, cash equivalents and short-term investments	45,633	112,307
Policy loans	410,844	344,781
Other invested assets	10,358	11,993

Total cash and invested assets	1,255,821	1,185,681

Net deferred income tax asset	30,879	30,527
Premiums deferred and uncollected	4,970	5,027
Reinsurance receivable	8,579	3,235
Receivable from parent, subsidiaries and affiliates	16,005	31,579
Investment income due and accrued	7,722	6,941
Cash surrender value of life insurance policies	63,948	61,729
Other admitted assets	7,386	7,665
Separate account assets	10,373,595	10,196,130

Total admitted assets	$11,768,905	$11,528,514

3

	December 31
	2007	2006

Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$1,055,742	$986,405
Annuity	596,029	636,572
Life policy and contract claim reserves	15,373	12,884
Liability for deposit-type contracts	16,119	16,456
Other policyholders’ funds	50	50
Remittances and items not allocated	9,202	10,526
Borrowed funds	—	18,885
Federal and foreign income taxes payable	973	9,508
Transfers to separate account due or accrued	(888,410)	(931,425)
Asset valuation reserve	7,096	5,858
Funds held under coinsurance and other reinsurance treaties	16,541	16,095
Payable to affiliates	37,892	41,262
Amounts incurred under modified coinsurance agreements	3,607	4,351
Payable for securities	—	865
Unearned investment income	10,472	9,589
Other liabilities	25,921	27,405
Separate account liabilities	10,373,595	10,196,130

Total liabilities	11,280,202	11,061,416

Capital and surplus:
Common stock, $1.00 par value, 3,000,000 shares authorized and 2,500,000 shares issued and outstanding	2,500	2,500
Paid-in surplus	151,259	151,781
Unassigned surplus	334,944	312,817

Total capital and surplus	488,703	467,098

Total liabilities and capital and surplus	$11,768,905	$11,528,514

See accompanying notes.

4

Western Reserve Life Assurance Co. of Ohio
Statements of Operations – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005

Revenues:
Premiums and other considerations, net of reinsurance:
Life	$583,890	$582,936	$578,361
Annuity	429,894	584,189	568,168
Net investment income	68,832	64,109	86,812
Amortization of interest maintenance reserve	(510)	(437)	45
Commissions and expense allowances on reinsurance ceded	11,826	9,385	3,383
Reserve adjustments on reinsurance ceded	10,216	8,451	(1,018)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	137,410	128,081	114,078
Income earned on company owned life insurance	2,323	2,257	2,267
Income from administrative service agreement with affiliate	38,629	36,528	—
Other income	6,130	5,320	7,615

	1,288,640	1,420,819	1,359,711

Benefits and expenses:
Benefits paid or provided for:
Life	74,138	65,610	80,266
Surrender benefits	1,206,556	1,047,578	963,670
Annuity benefits	49,912	47,275	40,836
Other benefits	1,564	2,587	2,586
Increase (decrease) in aggregate reserves for policies and contracts:
Life	69,337	34,451	511,178
Annuity	(40,543)	(56,276)	(78,445)

	1,360,964	1,141,225	1,520,091
Insurance expenses:
Commissions	174,497	167,682	156,876
General insurance expenses	111,553	101,204	92,552
Taxes, licenses and fees	20,455	16,459	15,204
Net transfers from separate accounts	(576,044)	(186,676)	(571,654)
Other expenses	947	1,274	1,527

	(268,592)	99,943	(305,495)

Total benefits and expenses	1,092,372	1,241,168	1,214,596

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	196,268	179,651	145,115
Dividends to policyholders	27	29	30

Gain from operations before federal income tax expense and net realized capital gains (losses) on investments	196,241	179,622	145,085
Federal income tax expense	61,963	67,978	39,955

Income from operations before net realized capital gains (losses) on investments	134,278	111,644	105,130
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(2,623)	345	(584)

Net income	$131,655	$111,989	$104,546

See accompanying notes.

5

Western Reserve Life Assurance Co. of Ohio
Statements of Changes in Capital and Surplus — Statutory Basis
(Dollars in Thousands)

				Total
	Common	Paid-In	Unassigned	Capital and
	Stock	Surplus	Surplus	Surplus

Balance at January 1, 2005	$2,500	$151,019	$124,402	$277,921
Net income	—	—	104,546	104,546
Change in net unrealized capital gains and losses	—	—	17,411	17,411
Change in non-admitted assets	—	—	(27,593)	(27,593)
Change in asset valuation reserve	—	—	(2,828)	(2,828)
Change in liability for reinsurance in unauthorized companies	—	—	(259)	(259)
Change in surplus in separate accounts	—	—	(241)	(241)
Change in net deferred income tax asset	—	—	22,511	22,511
Surplus effect of reinsurance transaction	—	—	(1,185)	(1,185)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	1,166	—	1,166

Balance at December 31, 2005	2,500	152,185	236,764	391,449
Net income	—	—	111,989	111,989
Change in net unrealized capital gains and losses	—	—	(43,656)	(43,656)
Change in non-admitted assets	—	—	(42,577)	(42,577)
Change in asset valuation reserve	—	—	7,027	7,027
Change in liability for reinsurance in unauthorized companies	—	—	259	259
Change in surplus in separate accounts	—	—	(141)	(141)
Change in net deferred income tax asset	—	—	24,874	24,874
Dividend to stockholder	—	—	(2,000)	(2,000)
Cumulative effect of changes in accounting principles	—	—	1	1
Surplus effect of reinsurance transaction	—	—	(969)	(969)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	(404)	—	(404)
Correction of prior year error	—	—	21,246	21,246

Balance at December 31, 2006	2,500	151,781	312,817	467,098

6

Western Reserve Life Assurance Co. of Ohio
Statements of Changes in Capital and Surplus — Statutory Basis (continued)
(Dollars in Thousands)

				Total
	Common	Paid-In	Unassigned	Capital and
	Stock	Surplus	Surplus	Surplus

Balance at December 31, 2006	$2,500	$151,781	$312,817	$467,098
Net income	—	—	131,655	131,655
Change in net unrealized capital gains and losses	—	—	638	638
Change in non-admitted assets	—	—	(6,561)	(6,561)
Change in asset valuation reserve	—	—	(1,238)	(1,238)
Change in net deferred income tax asset	—	—	8,842	8,842
Dividend to stockholder	—	—	(110,000)	(110,000)
Surplus effect of reinsurance transaction	—	—	(1,209)	(1,209)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	(522)	—	(522)

Balance at December 31, 2007	$2,500	$151,259	$334,944	$488,703

See accompanying notes.

7

Western Reserve Life Assurance Co. of Ohio
Statements of Cash Flow — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005

Operating activities
Premiums collected, net of reinsurance	$1,014,138	$1,167,315	$1,144,956
Net investment income received	73,854	71,408	92,755
Miscellaneous income received	204,010	187,060	118,762
Benefit and loss related payments	(1,333,939)	(1,165,987)	(1,093,337)
Commissions, expenses paid and aggregate write-ins for deductions	(311,221)	(282,359)	(271,622)
Net transfers to separate accounts and protected cell accounts	619,060	191,125	88,327
Dividends paid to policyholders	(27)	(29)	(30)
Federal and foreign income taxes paid	(69,082)	(60,364)	(53,662)

Net cash provided by operating activities	196,793	108,169	26,149

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	393,160	513,300	758,904
Preferred stocks	—	3,020	—
Common stocks	—	8,144	—
Mortgage loans on real estate	1,058	988	5,085
Other invested assets	—	—	3,750
Miscellaneous proceeds	7	962	245

Total investment proceeds	394,225	526,414	767,984

Cost of investments acquired:
Bonds	(467,479)	(465,786)	(778,751)
Preferred stocks	—	(2,488)	—
Common stocks	(758)	(4,126)	—
Mortgage loans on real estate	—	(8,501)	(6,208)
Real estate	(36)	(39)	(153)
Other invested assets	(1,335)	(484)	(1,007)
Miscellaneous applications	(4,506)	—	(31,061)

Total cost of investments acquired	(474,114)	(481,424)	(817,180)
Net increase in policy loans	(66,063)	(44,319)	(20,804)

Net cost of investments acquired	(540,177)	(525,743)	(837,984)

Net cash provided by (used in) investing activities	(145,952)	671	(70,000)

8

Western Reserve Life Assurance Co. of Ohio
Statements of Cash Flow — Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005

Financing and miscellaneous activities
Cash provided (applied):
Borrowed funds received (returned)	$(18,791)	$12,384	$6,407
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	(835)	(5,334)	5,284
Dividends to stockholder	(110,000)	(2,000)	—
Other cash provided (applied)	12,111	(31,789)	38,787

Net cash provided by (used in) financing and miscellaneous activities	(117,515)	(26,739)	50,478

Net increase (decrease) in cash, cash equivalents and short-term investments	(66,674)	82,101	6,627

Cash, cash equivalents and short-term investments:
Beginning of year	112,307	30,206	23,579

End of year	$45,633	$112,307	$30,206

Noncash proceeds:
Hybrid schedule reclass	$—	$4,308	$—
See accompanying notes.

9

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies
Organization
Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.
Nature of Business
The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company’s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.
Basis of Presentation
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:
Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

10

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.
Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.
Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.
The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.
Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

11

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.
Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.
Non-admitted Assets: Certain assets designated as “non-admitted”, principally the non-admitted portion of deferred income tax assets and agent debit balances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.
Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.
Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

12

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.
Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.
Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non-admitted.
Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.
Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.
Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.
The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

13

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Other significant accounting policies are as follows:
Investments
Investments in bonds, except those to which the SVO has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.
Single class and multi-class mortgage-backed/asset-backed securities, categorized as bonds, are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.
Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.
Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. Reclassifications of securities from bonds to preferred stock have been made by the Company in the amount of $4,308 as of December 31, 2006, due to the SVO identification of such securities. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2007 or 2005.
Common stocks of noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.
There are no restrictions on common or preferred stock.
Home office properties are reported at cost less allowances for depreciation. Depreciation of home office properties is computed principally by the straight-line method.

14

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances. Other “admitted assets” are valued principally at cost.
Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.
Realized capital gains and losses are determined using specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, preferred and common stocks are credited or charged directly to unassigned surplus.
The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.
Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.
During 2007, 2006 and 2005 net realized capital (losses) gains of $(177), $(2,235) and $(2,416), respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net (losses) gains aggregated $(510), $(437) and $45, for the years ended December 31, 2007, 2006 and 2005, respectively.

15

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. Investment income due and accrued of $13, $20 and $28 has been excluded for the years ended December 31, 2007, 2006 and 2005, respectively, with respect to such practices.
For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. At December 31, 2006, securities with a book value of $18,544, and a market value of $18,767, were subject to dollar reverse repurchase agreements. The Company did not participate in dollar reverse repurchase agreements as of December 31, 2007.
Derivative Instruments
Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.
Premiums and Annuity Considerations
Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.
Aggregate Reserves for Policies and Contracts
Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law. The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

16

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.
The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 5.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.
Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.0 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.
The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.
Policy and Contract Claim Reserves
Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.
Liability for Deposit-Type Contracts
Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include supplemental contracts and certain annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

17

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Reinsurance
Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.
Separate Accounts
Separate accounts held by the Company primarily represent funds which are administered for individual variable universal life and variable annuity contracts. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets consist of shares in funds, considered common stock investments, which are valued daily and carried at fair value. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.
The Company received variable contract premiums of $910,067, $1,092,584 and $1,095,820, in 2007, 2006 and 2005, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.
Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. In addition, the Company received $137,410, $128,081 and $114,078, in 2007, 2006 and 2005, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

18

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Stock Option Plan and Stock Appreciation Rights Plans
Prior to 2002 and in 2005 through 2007, AEGON N.V. sponsored a stock option plan for eligible employees of the company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.
The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with Statement of Statutory Accounting Principles (SSAP) No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense (benefit) of $(832), $(538) and $719 for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $310, $134 and $447 for years ended December 31, 2007, 2006 and 2005, respectively.
Reclassifications
Certain reclassifications have been made to the 2006 and 2005 financial statements to conform to the 2007 presentation.
Beginning in 2006, the manner in which the reserves on Variable Annuity and Variable Universal Life contracts are split between the separate account and general account statements was modified. This modification resulted in the contract surrender value being held as the reserve in the separate account statement, and any reserves in excess of the surrender value being held as the reserve in the general account. As a result, the total reserves held by the Company did not change, although the new reserve split resulted in an increase in the general account reserves of approximately $479,175 and an offsetting decrease in the separate account reserves by this same amount as of December 31, 2006. The 2005 general account reserves have increased by $483,831, the amount of reserves that would have been recorded as of December 31, 2005 had this new approach been implemented at that time.

19

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
2. Accounting Changes and Corrections of Errors
Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored LIHTC properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at January 1, 2006 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that increased unassigned surplus by $1 at January 1, 2006.
During the preparation of the 2006 financial statements, the Company discovered an error in the reporting of cost basis in two of its noninsurance subsidiaries. At December 31, 2005, total cost for these subsidiaries was reported at $400, which was understated by a total of $21,246. This correction is reflected as a separate adjustment to unassigned surplus, with an offset to change in unrealized capital gains and losses in 2006. There is no income or surplus effect in the current or any prior period as a result of this correction.
3. Fair Values of Financial Instruments
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.
Bonds and Preferred Stocks: Fair values for bonds and preferred stocks are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices provided by other third party organizations, where available.
For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

20

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
3. Fair Values of Financial Instruments (continued)
Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.
Policy Loans: Carrying value of policy loans approximates their fair value.
Separate Account Assets: The fair value of separate account assets are based on quoted market prices.
Separate Account Annuity Liabilities: Separate account annuity liabilities are based upon the fair value of the related separate account assets.
Investment Contract Liabilities: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.
Payable for Securities: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.
Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

21

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
3. Fair Values of Financial Instruments (continued)
The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2007		2006
	Carrying Amount	Fair Value	Carrying Amount	Fair Value

Admitted assets
Cash, cash equivalents and short-term investments	$45,633	$45,633	$112,307	$112,307
Bonds	696,849	694,605	623,828	619,432
Preferred stock	4,673	4,646	4,796	4,844
Mortgage loans on real estate	24,493	24,249	25,548	25,556
Policy loans	410,844	410,844	344,781	344,781
Separate account assets	10,373,595	10,373,595	10,196,130	10,196,130

Liabilities
Investment contract liabilities	607,967	606,177	652,763	652,027
Borrowed funds	—	—	18,885	18,885
Payable for securities	—	—	865	865
Separate account annuity liabilities	6,137,949	6,137,949	6,287,948	6,287,948
4. Investments
The carrying amount and estimated fair value of investments in bonds and preferred stock are as follows:

			Gross	Gross
		Gross	Unrealized	Unrealized	Estimated
	Carrying	Unrealized	Losses 12	Losses Less	Fair
	Amount	Gains	Months or More	Than 12 Months	Value

December 31, 2007
Bonds:
United States Government and agencies	$152,325	$5,531	$—	$1	$157,855
State, municipal and other government	4,494	115	—	58	4,551
Public utilities	14,942	345	32	—	15,255
Industrial and miscellaneous	193,686	2,292	1,185	1,396	193,397
Mortgage and other asset-backed securities	331,402	1,787	3,673	5,969	323,547

	696,849	10,070	4,890	7,424	694,605
Unaffiliated preferred stock	4,673	60	76	11	4,646

Total	$701,522	$10,130	$4,966	$7,435	$699,251

22

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)

			Gross	Gross
		Gross	Unrealized	Unrealized	Estimated
	Carrying	Unrealized	Losses 12	Losses Less	Fair
	Amount	Gains	Months or More	Than 12 Months	Value

December 31, 2006
Bonds:
United States Government and agencies	$60,003	$6	$1,763	$68	$58,178
State, municipal and other government	6,851	240	1	—	7,090
Public utilities	23,975	397	102	—	24,270
Industrial and miscellaneous	184,399	2,577	2,703	360	183,913
Mortgage and other asset-backed securities	348,600	1,281	3,553	347	345,981

	623,828	4,501	8,122	775	619,432
Unaffiliated preferred stock	4,796	129	81	—	4,844

Total	$628,624	$4,630	$8,203	$775	$624,276

At December 31, 2007 and 2006, respectively, for securities in an unrealized loss position greater than or equal to twelve months, the Company held 57 and 81 securities with a carrying amount of $181,439 and $312,735 and an unrealized loss of $4,966 and $8,203, with an average price of 97.3 and 98.3 (NAIC fair value/amortized cost). Of this portfolio, 97.43% and 98.92% were investment grade with associated unrealized losses of $4,645 and $7,999, respectively.
At December 31, 2007 and 2006, respectively, for securities that have been in a continuous loss position for less than twelve months, the Company held 59 and 54 securities with a carrying amount of $181,236 and $132,359 and an unrealized loss of $7,435 and $775 with an average price of 95.9 and 99.9 (NAIC fair value/amortized cost). Of this portfolio, 93.47% and 87.39% were investment grade with associated unrealized losses of $7,145 and $588, respectively.
The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

23

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
Sub-prime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company’s businesses in the United States do not sell or buy sub-prime mortgages directly. The Company’s exposure to sub-prime mortgages is related to so-called “asset-backed securities” (ABS). These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660. Therefore, the ABS has been classified by the Company as a sub-prime mortgage position. Also included in the Company’s total sub-prime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have sub-prime FICO scores; however, the Company has included these ABS in its sub-prime position as it’s the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to sub-prime borrowers outside of the ABS structures.
For ABS in an unrealized loss position, the Company considers them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with SSAP 43, Loan-backed and Structured Securities. The Company did not impair any of its sub-prime mortgage positions in 2006 or 2007.
The actual cost, carrying value and fair value of the Company’s sub-prime mortgage- backed ABS holdings at December 31, 2007 are $75,364, $75,328 and $68,859, respectively.
The estimated fair value of bonds and preferred stock with gross unrealized losses is as follows:

	Losses 12 Months or	Losses Less Than 12
	More	Months	Total

December 31, 2007
Bonds:
United States Government and agencies	$—	$823	$823
State, municipal and other government	—	1,851	1,851
Public utilities	4,963	—	4,963
Industrial and miscellaneous	61,784	48,785	110,569
Mortgage and other asset-backed securities	106,518	121,865	228,383

	173,265	173,324	346,589
Preferred stock	3,207	477	3,684

	$176,472	$173,801	$350,273

24

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)

	Losses 12 Months or	Losses Less Than 12
	More	Months	Total

December 31, 2006
Bonds:
United States Government and agencies	$53,336	$3,382	$56,718
State, municipal and other government	345	—	345
Public utilities	7,904	4,999	12,903
Industrial and miscellaneous	96,635	29,104	125,739
Mortgage and other asset-backed securities	142,988	94,099	237,087

	301,208	131,584	432,792
Preferred stock	3,324	—	3,324

	$304,532	$131,584	$436,116

The carrying amount and fair value of bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Carrying	Estimated
	Amount	Fair Value

Due in one year or less	$24,050	$24,063
Due one through five years	142,162	141,987
Due five through ten years	39,191	39,448
Due after ten years	160,044	165,560

	365,447	371,058
Mortgage and other asset-backed securities	331,402	323,547

	$696,849	$694,605

25

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
A detail of net investment income is presented below:

	Year Ended December 31
	2007	2006	2005

Income:
Bonds	$32,953	$32,693	$30,014
Preferred stocks	264	421	—
Common stock of affiliated entities	6,160	10,010	35,871
Mortgage loans on real estate	1,501	1,183	2,013
Real estate- home office properties	7,243	7,400	7,316
Policy loans	22,127	18,870	17,266
Cash, cash equivalents and short-term investments	9,852	4,722	2,090
Other	(2,503)	(2,443)	451

Gross investment income	77,597	72,856	95,021

Investment expenses	(8,765)	(8,747)	(8,209)

Net investment income	$68,832	$64,109	$86,812

Investment expenses include expenses for the occupancy of company-owned property of $3,759, $3,668 and $3,649 during 2007, 2006 and 2005, respectively, as well as depreciation expense on these properties of $890, $887 and $880, respectively.
Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

	Year Ended December 31
	2007	2006	2005

Proceeds	$393,160	$521,904	$758,904

Gross realized gains	$2,154	$1,685	$1,555
Gross realized losses	(2,426)	(4,689)	(5,273)

Net realized losses	$(272)	$(3,004)	$(3,718)

At December 31, 2007, bonds with an aggregate carrying value of $3,795 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

26

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

	Realized
	Year Ended December 31
	2007	2006	2005

Debt securities	$(272)	$(3,004)	$(3,718)
Common stock	—	(20)	—
Cash equivalents	(1,230)	—	—
Derivatives	(2,240)	(858)	(78)
Other invested assets	(164)	952	26

	(3,906)	(2,930)	(3,770)

Tax benefit	1,106	1,040	770
Transfer to interest maintenance reserve	177	2,235	2,416

Net realized capital gains (losses) on investments	$(2,623)	$345	$(584)

	Changes in Unrealized
	Year Ended December 31
	2007	2006	2005

Common stocks	$638	$(43,656)	$18,801
Other invested assets	—	—	(1,390)

Change in unrealized capital gains and losses	$638	$(43,656)	$17,411

The Company did not recognize any impairment write-downs for its investments in limited partnerships during the years ended December 31, 2007, 2006 or 2005.
Gross unrealized gains (losses) on common stocks of affiliated entities were as follows:

	Unrealized
	December 31
	2007	2006

Unrealized gains	$6,212	$5,574
Unrealized losses	(2,475)	(2,475)

Net unrealized gains	$3,737	$3,099

27

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
During 2007, the Company did not issue any mortgage loans. During 2006, the Company issued one mortgage loan at an interest rate of 6.35%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 72%. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement.
During 2007, 2006 and 2005, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2007, 2006 and 2005, the Company held a mortgage loan loss reserve in the asset valuation reserve of $233, $243 and $171, respectively.
At December 31, 2007, the Company had three Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from four to ten and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from nine to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2008 to 2012 are $2,053. There were no impairment losses, write-downs or reclassifications during 2007 related to these credits.
At December 31, 2006, the Company had two Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from five to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from ten to eleven years. The amount of contingent equity commitments expected to be paid during the years 2007 to 2016 are $2,618. There were no impairment losses, write-downs, or reclassifications during 2006 related to any of these credits.
The Company issues products providing the customer a return based on the S&P 500 index. The Company uses S&P 500 index futures contracts to hedge the liability risk associated with these products.
Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.
The Company did not recognize any unrealized gains or losses during 2007, 2006 or 2005 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

28

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
The Company did not recognize any unrealized gains or losses during 2007 or 2006 for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting.
5. Reinsurance
The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.
Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

	Year Ended December 31
	2007	2006	2005

Direct premiums	$1,084,449	$1,229,963	$1,200,679
Reinsurance assumed — affiliated	3,853	2,382	791
Reinsurance ceded — affiliated	(48,572)	(43,611)	(36,972)
Reinsurance ceded — non-affiliated	(25,946)	(21,609)	(17,969)

Net premiums earned	$1,013,784	$1,167,125	$1,146,529

The Company received reinsurance recoveries in the amount of $37,977, $34,248 and $42,537 during 2007, 2006 and 2005, respectively. At December 31, 2007 and 2006, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $14,863 and $13,933, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2007 and 2006 of $112,489 and $84,897, respectively. As of December 31, 2007 and 2006, the amount of reserve credits for reinsurance ceded that represented affiliated companies were $75,935 and $62,002, respectively.
The net amount of the reduction in surplus at December 31, 2007 if all reinsurance agreements were cancelled is $4,740.

29

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
5. Reinsurance (continued)
During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. For years ended December 31, 2007, 2006 and 2005, the amount charged directly to unassigned surplus was $1,185. At December 31, 2007, the Company holds collateral in the form of letters of credit of $61,000 from the assuming company.
During 2006, the Company entered into a reinsurance agreement with Transamerica International Reinsurance Ireland, Ltd. (TIRI) an affiliate, to retrocede an inforce block of term life business effective January 1, 2006. The difference between the initial commission expense allowance received of $700 and ceded reserves of $332 resulted in an initial transaction gain of $368, which was credited to unassigned surplus on a net of tax basis in the amount of $240, in accordance with SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance. For each of the years ended December 31, 2007 and 2006, the Company amortized $24 into earnings with a corresponding charge to unassigned surplus.
During 2007, the Company recaptured the risks related to the universal life business that was previously ceded to TIRI on a funds withheld basis. The Company paid recapture consideration of $525 and received $81 for assets recaptured related to the block. Reserves recaptured included $5,453 in life reserves and $30 in other claim reserves, resulting in a net pre-tax loss of $5,927, which is included in the statement of operations.
Letters of credit held for all unauthorized reinsurers as of December 31, 2007 and 2006 was $79,000 and $67,200, respectively.

30

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
6. Income Taxes
The main components of deferred tax amounts are as follows:

	December 31
	2007	2006

Deferred tax assets:
Non-admitted assets	$6,650	$7,214
Tax-basis deferred acquisition costs	93,168	93,272
Reserves	135,841	138,064
Other	13,151	11,518

Total deferred income tax assets	248,810	250,068

Non-admitted deferred tax assets	165,305	156,815

Admitted deferred tax assets	83,505	93,253

Deferred tax liabilities:
§807(f) adjustment — liabilities	52,151	62,039
Other	475	687

Total deferred income tax liabilities	52,626	62,726

Net admitted deferred tax asset	$30,879	$30,527

The change in net deferred income tax assets is as follows:

	December 31
	2007	2006	Change

Total deferred tax assets	$248,810	$250,068	$(1,258)
Total deferred tax liabilities	52,626	62,726	(10,100)

Net deferred tax asset	$196,184	$187,342	$8,842

	December 31
	2006	2005	Change

Total deferred tax assets	$250,068	$236,815	$13,253
Total deferred tax liabilities	62,726	74,347	11,621

Net deferred tax asset	$187,342	$162,468	$24,874

Non-admitted deferred tax assets increased $8,490, $22,220 and $27,476 for 2007, 2006 and 2005, respectively.
Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

31

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
6. Income Taxes (continued)

	Year Ended December 31
	2007	2006	2005
Income tax expense (benefit) on operational gains and capital gains (losses) on investments computed at the federal statutory rate (35%)	$67,317	$61,842	$49,460
Deferred acquisition costs — tax basis	(314)	327	981
Amortization of IMR	179	153	(16)
Depreciation	(56)	(178)	(178)
Dividends received deduction	(8,946)	(11,099)	(25,155)
Low income housing credits	(3,198)	(3,167)	(3,157)
Reinsurance transactions	(423)	(339)	(415)
Reserves	6,380	17,750	17,967
Other	(82)	1,649	(302)

Federal income tax expense on operations and capital gains (losses) on investments	60,857	66,938	39,185
Less tax (benefit) on capital gains (losses)	(1,106)	(1,040)	(770)

Total federal income tax expense	$61,963	$67,978	$39,955

The total statutory income taxes are computed as follows:

	Year Ended December 31
	2007	2006	2005
Federal income tax expense on operations and capital gains (losses) on investments	$60,857	$66,938	$39,185
Change in net deferred income taxes	(8,842)	(24,874)	(22,511)

Total statutory income taxes	$52,015	$42,064	$16,674

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent, Transamerica Corporation. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. At December 31, 2006, the life subgroup had no loss carryforwards. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.
The consolidated tax group, in which the Company is included, incurred income taxes during 2007, 2006 and 2005 of $40,084, $0 and $286,973, respectively, which will be available for recoupment in the event of future net losses.

32

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
6. Income Taxes (continued)
The amount of tax contingencies calculated for the Company as of December 31, 2007 and 2006 is not material to the Company’s financial position. Therefore, the total amount of tax contingencies that, if recognized, would affect the effective income tax rate is immaterial. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes as of December 31, 2007 and 2006 was not material and the Company recorded no liability for penalties.
The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions. An examination is underway for 2005 and 2006.
7. Policy and Contract Attributes
A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2007		2006
		Percent		Percent
	Amount	of Total	Amount	of Total

Subject to discretionary withdrawal:
With market value adjustment	$20,695	0%	$21,059	0%
At book value less current surrender
charge of 5% or more	81,307	1%	97,945	1%
At fair value	6,164,883	91%	6,322,414	91%

Total with adjustment or at market value	6,266,885	92%	6,441,418	92%
At book value without adjustment (minimal or no charge or adjustment)	431,030	6%	462,789	7%
Not subject to discretionary withdrawal	92,330	2%	78,598	1%

Total annuity reserves and deposit fund liabilities — before reinsurance	6,790,245	100%	6,982,805	100%

Less reinsurance ceded	35,260		33,153

Net annuity reserves and deposit fund liabilities	$6,754,985		$6,949,652

33

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
7. Policy and Contract Attributes (continued)
Information regarding the separate accounts of the Company is as follows:

		Nonindexed	Nonindexed
		Guaranteed Less	Guaranteed Greater	Nonguaranteed
	Guaranteed Indexed	than or Equal to 4%	than 4%	Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2007	$—	$—	$—	$909,554	$909,554

Reserves at December 31, 2007 for accounts with assets at fair value	$—	$—	$—	$9,485,165	$9,485,165

Reserves for separate accounts by withdrawal characteristics at December 31, 2007:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	6,062,603	6,062,603

At fair value	—	—	—	3,422,562	3,422,562
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	9,485,165	9,485,165
Not subject to discretionary withdrawal	—	—	—	—	—
Total separate account liabilities at December 31, 2007	$—	$—	$—	$9,485,165	$9,485,165

34

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
7. Policy and Contract Attributes (continued)

		Nonindexed	Nonindexed
		Guaranteed Less	Guaranteed Greater	Nonguaranteed
	Guaranteed Indexed	than or Equal to 4%	than 4%	Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2006	$—	$—	$—	$1,092,105	$1,092,105

Reserves at December 31, 2006 for accounts with assets at fair value	$—	$—	$—	$9,264,404	$9,264,404

Reserves for separate accounts by withdrawal characteristics at December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	9,264,404	9,264,404
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	9,264,404	9,264,404
Not subject to discretionary withdrawal	—	—	—	—	—
Total separate account liabilities at December 31, 2006	$—	$—	$—	$9,264,404	$9,264,404

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2007	2006	2005

Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$910,067	$1,092,584	$1,095,820
Transfers from Separate Accounts	1,484,712	1,758,650	1,671,242

Net transfers to (from) Separate Accounts	(574,645)	(666,066)	(575,422)
Reconciling adjustments:
Other	(1,399)	215	3,768

Transfers as reported in the Summary of Operations of the Company	$(576,044)	$(665,851)	$(571,654)

35

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
7. Policy and Contract Attributes (continued)
At December 31, 2007 and 2006, the Company had variable annuities with guaranteed living benefits as follows:

		Subjected Account	Amount of Reserve	Reinsurance Reserve
Year	Benefit and Type of Risk	Value	Held	Credit

2007	Guaranteed Minimum Income Benefit	$1,633,606	$28,980	$4,250
2006	Guaranteed Minimum Income Benefit	$1,787,240	$25,183	$3,152
For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.
At December 31, 2007 and 2006, the Company had variable annuities with guaranteed death benefits as follows:

		Subjected Account	Amount of Reserve	Reinsurance Reserve
Year	Benefit and Type of Risk	Value	Held	Credit

2007	Guaranteed Minimum Death Benefit	$6,291,420	$73,072	$35,260
2006	Guaranteed Minimum Death Benefit	$6,564,098	$63,367	$33,153
For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

36

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
7. Policy and Contract Attributes (continued)
Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2007 and 2006, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net

December 31, 2007
Ordinary direct renewal business	$3,046	$1,813	$4,859
Ordinary new business	262	(151)	111

	$3,308	$1,662	$4,970

December 31, 2006
Ordinary direct renewal business	$2,749	$1,475	$4,224
Ordinary new business	910	(107)	803

	$3,659	$1,368	$5,027

At December 31, 2007 and 2006, the Company had insurance in force aggregating $2,170,424 and $3,640,805 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Ohio Department of Insurance. The Company established policy reserves of $15,281 and $21,377 to cover these deficiencies at December 31, 2007 and 2006, respectively.
8. Dividend Restrictions
The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2008, without the prior approval of insurance regulatory authorities, is $131,655.
9. Capital and Surplus
Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company meets the RBC requirements.

37

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
10. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities
During 2006 and 2005, the Company sold $32,428 and $51,983, respectively, of agent balances without recourse to an affiliated entity. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc. (MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliated company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and thus retains such balances as non-admitted receivables. Agent receivables in the amount of $18,673 and $20,261 were non-admitted as of December 31, 2007 and 2006, respectively.
11. Retirement and Compensation Plans
The Company’s employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense allocated to the Company aggregated $1,829, $1,432 and $1,280 for 2007, 2006 and 2005, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.
The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $905, $864 and $836 for 2007, 2006 and 2005, respectively.

38

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
11. Retirement and Compensation Plans (continued)
AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for 2007, 2006 and 2005 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of AEGON and the Company.
In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $179, $147 and $126 for 2007, 2006 and 2005, respectively.
12. Related Party Transactions
The Company shares certain officers, employees and general expenses with affiliated companies.
The Company is party to a Cost Sharing agreement between AEGON USA, Inc. companies, providing for services needed. The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations by administering the day-to-day real estate and mortgage loan operations of the Company. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company is part of a Tax Allocation Agreement with its parent and other affiliated companies as described in Note 6. During 2007, 2006 and 2005, the Company paid $106,392, $94,305 and $91,667, respectively, for such services, which approximates their costs to the affiliates. During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $38,629 and $36,528 from this agreement during 2007 and 2006, respectively. The Company provides office space, marketing and administrative services to certain affiliates. During 2007, 2006 and 2005, the Company received $100,815, $91,726 and $85,975, respectively, for such services, which approximates their cost.

39

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
12. Related Party Transactions (continued)
Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. At December 31, 2007 and 2006, the Company has a net amount of $21,887 and $9,683, respectively, due to affiliates. Terms of settlement require that these amounts are settled within 90 days. During 2007, 2006 and 2005, the Company paid net interest of $1,954, $1,599 and $1,027, respectively, to affiliates.
At December 31, 2007, the Company had a short-term note receivable of $9,600 from AEGON USA, Inc. The note is due by September 27, 2008 and bears interest at 5.62%. This note is reported as a short-term investment.
In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2007 and 2006, the cash surrender value of these policies was $63,948 and $61,729, respectively.
The Company paid ordinary common stock dividends of $110,000 and $2,000 to its parent on December 19, 2007 and September 8, 2006, respectively. No dividends were paid during 2005.
13. Commitments and Contingencies
The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.
The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,344 and $3,364 with no offsetting premium tax benefit at December 31, 2007 and 2006, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(22), $36 and $59 for 2007, 2006 and 2005, respectively.

40

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
13. Commitments and Contingencies (continued)
The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 100%/102% of the fair market value of the loaned government/other domestic securities, respectively, as of the transaction date. If the fair value of the collateral is at any time less than 100%/102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 100%/102% of the fair value of the loaned government/other domestic securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security.
At December 31, 2007 and 2006, respectively, securities in the amount of $158,452 and $59,321 were on loan under security lending agreements. At December 31, 2007 the collateral the Company received from securities lending was in the form of cash.
The Company has contingent commitments of $2,053 and $2,618 as of December 31, 2007 and 2006, respectively, for low income housing tax credit investments.
The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company. The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets. At December 31, 2007 and 2006 respectively, the Company pledged assets in the amount of $6,449 and $2,191 to satisfy the requirements of futures trading accounts.
There continues to be significant federal and state regulatory activity relating to financial services companies. The Company and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission (SEC). In particular, the Company continues to respond to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by the Company, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates of the Company.

41

Western Reserve Life Assurance Co. of Ohio
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
13. Commitments and Contingencies (continued)
A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties and restitution. The Company and its affiliates are working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, the Company does not believe the resolution will be material to its financial position.
14. Debt
The Company had an outstanding liability for borrowed money in the amount of $18,885 as of December 31, 2006, due to participation in dollar reverse repurchase agreements. The Company did not participate in dollar reverse repurchase agreement at December 31, 2007. The Company enters reverse dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received as stated in Note 1.

42

Statutory-Basis Financial
Statement Schedules

Western Reserve Life Assurance Co. of Ohio
Summary of Investments — Other Than
Investments in Related Parties
(Dollars in Thousands)
December 31, 2007
Schedule I

			Amount at
			Which
		Fair	Shown in the
Type of Investment	Cost (1)	Value	Balance Sheet

Fixed maturities
Bonds:
United States Government and government agencies and authorities	$161,206	$167,011	$161,206
States, municipalities and political subdivisions	30,832	31,404	30,832
Foreign governments	3,662	3,722	3,662
Public utilities	14,942	15,255	14,942
All other corporate bonds	486,207	477,213	486,207
Preferred stock	4,673	4,646	4,673

Total fixed maturities	701,522	699,251	701,522

Mortgage loans on real estate	24,493		24,493
Real estate	38,574		38,574
Policy loans	410,844		410,844
Cash, cash equivalents and short-term investments	45,633		45,633
Other invested assets	10,358		10,358

Total investments	$1,231,424		$1,231,424

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

43

Western Reserve Life Assurance Co. of Ohio
Supplementary Insurance Information
(Dollars in Thousands)
Schedule III

					Benefits,
					Claims,
	Future Policy	Policy and		Net	Losses and	Other
	Benefits and	Contract	Premium	Investment	Settlement	Operating	Premium
	Expenses	Liabilities	Revenue	Income*	Expenses	Expenses*	Written

Year ended December 31, 2007
Individual life	$1,040,192	$14,956	$583,844	$42,731	$304,367	$241,395	$—
Group life	15,550	100	46	646	915	53	—
Annuity	596,029	317	429,894	25,455	1,055,682	(510,040)	—

	$1,651,771	$15,373	$1,013,784	$68,832	$1,360,964	$(268,592)	$—

Year ended December 31, 2006
Individual life	$971,044	$12,448	$582,703	$33,573	$727,802	$(178,400)	$—
Group life	15,361	198	233	694	445	55	—
Annuity	636,572	238	584,189	29,842	892,153	(200,887)	—

	$1,622,977	$12,884	$1,167,125	$64,109	$1,620,400	$(379,232)	$—

Year ended December 31, 2005
Individual life	$941,322	$18,346	$578,049	$34,086	$252,018	$244,614	$—
Group life	15,288	100	312	1,026	1,722	1,357	—
Annuity	692,848	2	568,168	51,700	782,520	(67,635)	—

	$1,649,458	$18,448	$1,146,529	$86,812	$1,036,260	$178,336	$—

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

44

Western Reserve Life Assurance Co. of Ohio
Reinsurance
(Dollars in Thousands)
Schedule IV

			Assumed		Percentage of
		Ceded to	From		Amount
	Gross	Other	Other	Net	Assumed to
	Amount	Companies	Companies	Amount	Net

Year ended December 31, 2007
Life insurance in force	$99,363,588	$48,566,371	$17,211,679	$68,008,896	25%

Premiums:
Individual life	$646,758	$66,766	$3,853	$583,845	1%
Group life	586	540	—	46	0
Annuity	437,105	7,212	—	429,893	0

	$1,084,449	$74,518	$3,853	$1,013,784	1%

Year ended December 31, 2006
Life insurance in force	$90,434,049	$40,136,640	$17,246,515	$67,543,924	26%

Premiums:
Individual life	$637,660	$57,339	$2,382	$582,703	0%
Group life	725	492	—	233	0
Annuity	591,578	7,389	—	584,189	0

	$1,229,963	$65,220	$2,382	$1,167,125	0%

Year ended December 31, 2005
Life insurance in force	$85,891,325	$35,360,079	$4,106,724	$50,531,246	0%

Premiums:
Individual life	$622,657	$45,399	$791	$578,049	0%
Group life	755	443	—	312	0
Annuity	577,267	9,099	—	568,168	0

	$1,200,679	$54,941	$791	$1,146,529	0%

45

Part C: Other Information
Item 26. Exhibits
(a)	Board of Directors Resolution [1]

(b)	Custodian Agreements (Not Applicable)

(c)	Underwriting Contracts [1]
i.	Principal Underwriting Agreement [1]
a. Form of Principal Underwriting Agreement 18
ii.	Selected Broker Agreement [1]
a. Selected Broker Agreement 18
(d)	Contracts
i.	Specimen Variable Adjustable Life Insurance Policy [1]

ii.	Amendatory Endorsement [7]

(e)	Applications [1]

i.	Application [18]
(f)	Depositor’s Certificate of Incorporation and By-Laws
i.	Second Amended Articles of Incorporation of Western Reserve [2]

ii.	Amended Code of Regulations (By-Laws) of Western Reserve [2]
(g)	Reinsurance Contracts
i.	Reinsurance Treaty dated July 1, 2002 [12]
(h)	Participation Agreements
i.	Participation Agreement regarding BT Insurance Funds Trust [3]
a. Amended and Restated Participation Agreement regarding DWS Investments VIT Funds18
b. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DWS Investments VIT Funds18
ii.	a. Participation Agreement regarding Fidelity Variable Insurance Products Fund [5]
b. Participation Agreement regarding Fidelity Variable Insurance Products Fund II 5
c. Participation Agreement regarding Fidelity Variable Insurance Products Fund III 5
d. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Fidelity Variable Insurance Products Funds18
iii.	Participation Agreement regarding PIMCO Variable Insurance Trust [5]
a. Second Amendment to Participation Agreement Between PIMCO Funds Distributors LLC, and Western Reserve Life Assurance Co. of Ohio 10
b. Third Amendment to Participation Agreement Between PIMCO Funds Distributors LLC, and Western Reserve Life Assurance Co. of Ohio 16
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding PIMCO Variable Insurance Trust18
iv.	Participation Agreement regarding T. Rowe Price Equity Series, Inc. T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc. [5]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc., and T. Rowe Price Fixed Income Series, Inc. 18

v.	Participation Agreement regarding Janus Aspen Series [5]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Janus Aspen Funds, Inc. 18
vi.	Participation Agreement regarding INVESCO Variable Investment Funds, Inc. [4]

vii.	Participation Agreement regarding Universal Institutional Funds, Inc. 7
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Universal Institutional Funds, Inc. 18
viii	a. Participation Agreement regarding Vanguard Variable Insurance Funds [8]
b. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds12
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Vanguard Variable Insurance Fund 18
ix.	Participation Agreement regarding Royce Capital Fund [9]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Royce Capital Fund 18
x.	Participation Agreement regarding Rydex Variable Trust [10]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Rydex Variable Trust 18
xi.	Participation Agreement regarding Gateway Variable Insurance Trust [10]
xii.	a. Participation Agreement regarding First Eagle SoGen Variable Funds, Inc. [10]
b. Participation Agreement regarding First Eagle SoGen Variable Funds, Inc. 12
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding First Eagle Variable Funds, Inc. 18
xiii.	Participation Agreement regarding Third Avenue Variable Insurance Trust [10]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Third Avenue Variable Series Trust 18
xiv.	Participation Agreement regarding PBHG Insurance Series Fund [10]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Old Mutual Insurance Series Fund (formerly, PBHG Insurance Series Fund) 18
xv.	a. Participation Agreement regarding AIM Variable Insurance Funds [13]
b. Amendment to Participation Agreement regarding AIM Variable Insurance Funds13
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding AIM Variable Insurance Funds 18
xvi.	Participation Agreement regarding American Funds Insurance Series [15]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding American Funds Insurance Series 18
xvii.	Participation Agreement regarding DFA Investment Dimensions Group Inc. funds. *
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DFA Investment Dimensions Group Inc. funds. *

xviii.	Participation Agreement regarding Ibbotson ETF Allocation Series *
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Ibbotson ETF Allocation Series *
(i)	Administrative Contracts

i.	Third Party Administration and Transfer Agent Agreement [11]
(j)	Other Material Contracts (Not Applicable)

(k)	Legal Opinion [1]

(l)	Actuarial Opinion (Not Applicable)

(m)	Calculation (Not Applicable)

(n)	Other Opinions
i.	Consent of Ernst & Young LLP *

ii.	Consent of Sutherland Asbill & Brennan LLP *
(o)	Omitted Financial Statements (Not Applicable)

(p)	Initial Capital Agreements (Not Applicable)

(q)	Redeemability Exemption
i.	Memorandum describing issuance, transfer and redemption procedures [3]
ii.	Updated Memorandum describing issuance, transfer and redemption procedures [16]
(r)	i. Power of Attorney [3]
ii.	Power of Attorney for Jerome A. Vahl [6]

iii.	Power of Attorney for Kevin Bachmann [10]

iv.	Power of Attorney for Brenda K. Clancy [10]

v.	Power of Attorney for Michael W. Kirby [10]

vi.	Power of Attorney for Paul Reaburn [10]

vii.	Power of Attorney for Jerome C. Vahl [10]

viii.	Power of Attorney for Allan J. Hamilton [13]

ix.	Power of Attorney for Ron Wagley [13]

x.	Power of Attorney for Allan J. Hamilton [14]

xi.	Power of Attorney for Brenda K. Clancy [14]

xii.	Power of Attorney for Arthur C. Schneider[14]

xiii.	Power of Attorney for Charles T. Boswell [14]

xiv.	Power of Attorney for Christopher H. Garrett [14]

xv.	Power of Attorney for Kenneth Kilbane [14]

xvi.	Power of Attorney for Charles T. Boswell [16]

xvii.	Power of Attorney for Christopher H. Garrett [16]

xviii.	Power of Attorney for Arthur C. Schneider [16]

xix.	Power of Attorney for Tim L. Stonehocker[16]

xx.	Power of Attorney for Charles T. Boswell [17]

xxi.	Power of Attorney for Christopher H. Garrett [17]

xxii.	Power of Attorney for Arthur C. Schneider[17]

xxiii.	Power of Attorney for Tim L. Stonehocker[17]

xxiv.	Power of Attorney for Allan J. Hamilton [17]

xxv.	Power of Attorney for Brenda K. Clancy [17]

xvi.	Power of Attorney for Tim L. Stonehocker [18]

xvii.	Power of Attorney for Charles T. Boswell [18]

xviii.	Power of Attorney for Brenda K. Clancy [18]

xix.	Power of Attorney for William H. Geiger *

xxx.	Power of Attorney for M. Craig Fowler *

xxxi.	Power of Attorney for Eric J. Martin *

xxxii.	Power of Attorney for Arthur C. Schneider [18]

xxxiii.	Power of Attorney for John R. Hunter *

*	Filed herewith.

[1]	Incorporated herein by reference to the initial filing of this Form S-6 registration statement on June 25, 1998 (File No. 333-57681).

[2]	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556).

[3]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement filed November 2, 1998 (File No. 333-57681)

[4]	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 registration statement filed November 10, 1999. (File No. 333-57681)

[5]	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form S-6 registration statement filed September 23, 1999. (File No. 333-57681)

[6]	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form S-6 registration statement filed April 27, 2000. (File No. 333-57681)

[7]	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form S-6 registration statement filed November 1, 2000. (File No. 333-57681)

[8]	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form S-6 registration statement filed November 28, 2001. (File No. 333-57681)

[9]	Incorporated herein by reference to Post-Effective Amendment No. 9 to Form S-6 registration statement filed April 29, 2002. (File No. 333-57681)

[10]	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form S-6 registration statement filed July 3, 2002. (File No. 333-57681)

[11]	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-6 registration statement filed February 4, 2003. (File No. 333-57681)

[12]	Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-6 registration statement filed April 21, 2003. (File No. 333-57681)

[13]	Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-6 registration statement filed April 30, 2004. (File No. 333-57681).

[14]	Incorporated herein by reference to Post-Effective Amendment No. 14 to Form N-6 registration statement filed February 24, 2005. (File No. 333-57681).

[15]	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-6 registration statement filed April 28, 2005. (File No. 333-57681).

16. Incorporated herein by reference to Post-Effective Amendment No. 16 to Form N-6 registration statement filed April 27, 2006. (File No. 333-57681)
17. Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-6 Registration Statement dated October 16, 2006 (File No. 333-135005).
18. Incorporated herein by reference to Post-Effective Amendment No. 17 to Form N-6 registration statement filed April 30, 2007. (File No. 333-57681)
Item 27. Directors and Officers of the Depositor.

	Principal Business
Name	Business Address	Position
Name	Principal Business Address	Position and Offices with Depositor
Tim L. Stonehocker	(1)	Chairman of the Board
Charles T. Boswell	(2)	Director and Chief Executive Officer
Brenda K. Clancy	(1)	Director and President
William H. Geiger	(2)	Corporate Counsel and Group Vice President — Compliance and Secretary
M. Craig Fowler	(3)	Vice President and Treasurer
Eric J. Martin	(1)	Vice President and Corporate Controller
Arthur C. Schneider	(1)	Director, Senior Vice President and Chief Tax Officer
John R. Hunter	(1)	Director and Chief Financial Officer

(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

(2)	570 Carillon Parkway, St. Petersburg, Florida 33716

(3)	400 W. Market Street, Louisville, Kentucky 40202
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant.

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
ADB Corporation, L.L.C.	Delaware	100% AUSA Holding Company	Special purpose limited Liability company
AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	Insurance company marketing support

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company
AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor
AEGON Dealer Services Canada, Inc.	Canada	100% National Financial Corporation	Mutual fund dealership
AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government
AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing
AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager
AEGON Funding Corp.	Delaware	100% AEGON USA, Inc.	Issue debt securities-net proceeds used to make loans to affiliates

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Ireland Services Limited	Ireland	100% AEGON Ireland Holding B.V.	Provides the services of staff and vendors to AEGON Financial Assurance Ireland, Limited and AEGON Global Institutional Markets, PLC
AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (42.54%); Transamerica Occidental Life Insurance Company (21.38%); Monumental Life Insurance Company (20.54%); Life Investors Insurance Company of America (15.54%)	Investment vehicle for securities lending cash collaterol
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON Direct Marketing Services e Corretora de Seguros de Vida Ltda.	Brazil	749,000 quotes shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International N.V.	Brokerage company
AEGON N.V.	Netherlands	22.238% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 12,962 shares; AEGON USA, Inc. owns 3,238 shares	Holding company
AEGON U.S. Holding Corporation	Delaware	1056 shares of Common Stock owned by Transamerica Corp.; 225 shares of Series A Voting Preferred Stock owned by Transamerica Corporation	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, Inc.	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, Inc.	Iowa	10 shares Series A Preferred Stock owned by AEGON U.S Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 120 shares Voting Common Stock owned by AEGON U.S Corporation	Holding company
AEGON/Transamerica Series Trust	Delaware	100% AEGON/Transamerica Fund Advisors, Inc.	Mutual fund

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent
Apple Partners of Iowa LLC	Iowa	Member: Monumental Life Insurance Company	Hold title on Trustee’s Deeds on secured property
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance
ARV Pacific Villas, A California Limited Partnership	California	General Partners — Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: TOLIC (99%)	Property
Asia Investments Holdings, Limited	Hong Kong	99% TOLIC	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company
AUSACAN LP	Canada	General Partner — AUSA Holding Co. (1%); Limited Partner - First AUSA Life Insurance Company (99%)	Inter-company lending and general business
Bankers Financial Life Ins. Co.	Arizona	Class B Common stock is allocated 75% of total cumulative vote — AEGON USA, Inc. Class A Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Bay Area Community Investments I, LLC	California	70% LIICA; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated), Chen Jun	Insurance Agency

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, Inc.; 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency
Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company
Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer
COLI Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Commonwealth General Corporation (“CGC”)	Delaware	AEGON U.S. Corporation owns 100 shares; AEGON USA, Inc. owns 5 shares	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency
CRG Fiduciary Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
ECB Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Edgewood IP, LLC	Iowa	100% TOLIC	Limited liability company
Executive Benefit Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate
FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate
FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate
FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Flashdance, LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Fourth & Market Funding, LLC	Delaware	100% Commonwealth General Corporation	Investments
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments
Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments I, LLC	Delaware	100% Life Investors Insurance Company of America	Securities
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100% Transamerica Occidental Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	100% Garnet Community Investments XI, LLC	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates:	Investments
Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc.(13.30%)
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affilaite (99.99%)	Investments

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affilaite (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Gemini Investments, Inc.	Delaware	100% TLIC	Investment subsidiary
Global Preferred Re Limited	Bermuda	100% GPRE Acquisition Corp.	Reinsurance
Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company
GPRE Acquisition Corp.	Delaware	100% AEGON N.V.	Acquisition company
Hott Feet Development LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
In the Pocket LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending
InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote — AEGON USA, Inc. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance
JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
Life Investors Insurance Company of America	Iowa	679,802 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance
LIICA Holdings, LLC	Delaware	Sole Member: Life Investors Insurance Company of America	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Life Investors Insurance Company of America	Captive insurance company
Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company
Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, Inc.	Insurance company
ML Life Insurance Company of New York	New York	100% AEGON USA, Inc.	Insurance company

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Money Concepts (Canada) Limited	Canada	100% National Financial Corporation	Financial services, marketing and distribution
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
National Financial Corporation	Canada	100% AEGON Canada, Inc.	Holding company
National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency
NEF Investment Company	Calfornia	100% TOLIC	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping
Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCG Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Co.	Holding company
Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Co.	Holding company
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance
Quantitative Data Solutions, LLC	Delaware	100% TOLIC	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, Inc.	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: 38.356% Transamerica Life Insurance Co.; 34.247% TOLIC; 18.356% LIICA; 6.301% Monumental Life Insurance Co.; 2.74% Transamerica Financial Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members: 59.5% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25%; Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members: 30.4% Transamerica Life Insurance Company.; 23% Transamerica Occidental Life Insurance Company; 1% Stonebridge Life Insurance Company; 11% Life Investors Insurance Company of America; 19% Monumental Life Insurance Company	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	33.4% owned by Life Investors Insurance Company of America; 10% owned by Transamerica Occidental Life Insurance Company; 41.4% owned by Monumental Life Insurance Company; 9.4% owned by Transamerica Financial Life Insurance Company; 1% owned by Stonebridge Life Insurance Company	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 NR, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management
Retirement Project Oakmont	CA	General Partners: Transamerica International Holdings, Inc. ; TOLIC; Transameirca Oakmont Retirement Associates, a CA limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corp. and Transamerica Products I (Administrative General Partner).	Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Ins. Co.	Arizona	Voting common stock is allocated 75% of total cumulative vote — AEGON USA, Inc. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, Inc.	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TBK Insurance Agency of Ohio, Inc.	Ohio	500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost	Variable insurance contract sales in state of Ohio
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at TFC
The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Direct Marketing Group-Mexico Servicios S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
Transamerica Direct Marketing Services Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International B.V.	Marketing company
Transamerica Distribution Finance — Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, Inc.; 12.60% TOLIC	Insurance
Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages
Transamerica Funds	Delaware	100% InterSecurities, Inc.	Mutual fund
Transamerica Income Shares, Inc.	Maryland	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Group, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Investments
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, Inc.	Reinsurance

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Transamerica Investment Management, LLC	Delaware	80% Transamerica Investment Services, Inc. as Original Member; 20% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Investment Management, LLC	Advisor
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Occidental Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance
Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International N.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company
Transamerica Life Insurance Company	Iowa	316,955 shares Common Stock owned by Transamerica Occidental Life Insurance Company; 87,755 shares Series B Preferred Stock owned by AEGON USA, Inc.	Insurance
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. — sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.
Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	Co-General Partners are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner)	Senior living apartments
Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	1,104,117 shares Common Stock owned by Transamerica International Holdings, Inc.; 1,103,466 shares of Preferred Stock owned by Transamerica Corporation	Life Insurance
Transamerica Occidental’s Separate Account Fund C	California	100% TOLIC	Mutual fund
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% TOLIC	Realty limited liability company
Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% TOLIC; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Transamerica Realty Investment Properties LLC	Delaware	100% TOLIC	Realty limited liability company
Transamerica Realty Services, LLC (“TRS”)	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of administrative services
United Financial Services, Inc.	Maryland	100% AEGON USA, Inc.	General agency
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator
Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor
Westcap Investors, LLC	Delaware	100% Transamerica Investment Management, LLC	Inactive
Westcap Investors Series Fund, LLC	Delaware	Transamerica Investment Management, LLC is the Managing Member	This Series Fund is an unregistered investments vehicle for Transamerica Investment Management, LLC (former Westcap Investors, LLC) clients are Members
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, Inc.	Insurance
Westport Strategies, LLC	Delaware	AUSA Holding Company — sole Member	Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% TIHI	Holding company

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware	Manager: AEGON USA Investment Management, LLC	Aggregating vehicle formed to hold various fund investments.
Item 29. Indemnification
STATEMENT WITH RESPECT TO INDEMNIFICATION
     Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.
Ohio General Corporation Law
SECTION 1701.13 AUTHORITY OF CORPORATION
     (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.
     (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:
     (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;
     (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.
     (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.
     (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:
     (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;
     (b) If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

     (c) By the shareholders;
     (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.
     Any determination made by the disinterested directors under division (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.
     (5)(a) Unless at the time of a director’s act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney’s fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:
     (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;
     (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.
     (b) Expenses, including attorneys’ fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.
     (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.
     (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.
     (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or (7).
     (9) As used in this division, references to “corporation” include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.
Second Amended Articles of Incorporation of Western Reserve
ARTICLE EIGHTH
     EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

     (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.
     (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.
     (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.
     (5) Expenses, including attorneys’ fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.
     (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.
     (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.
     (8) As used in this section, references to “the corporation” include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.
     (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person’s capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

Amended Code of Regulations of Western Reserve
ARTICLE V
     Indemnification of Directors and Officers
     Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation’s Articles of Incorporation, as amended.
Item 30. Principal Underwriters
(a) Transamerica Capital, Inc. serves as the principal underwriter for:
Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.
Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.
Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.
Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA-2L, Separate Account VA-5, and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Merrill Lynch Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of ML Life Insurance Company of New York.
Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b) Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Robert R. Frederick	(1)	Chief Operations Officer, President and Director
John T. Mallett	(1)	Director
Mark W. Mullin	(1)	Director
Lon J. Olejniczak	(1)	Chief Executive Officer and Director
Michael W. Brandsma	(2)	Executive Vice President and Chief Financial Officer
David R. Paulsen	(2)	Executive Vice President
Michael G. Petko	(2)	Executive Vice President
Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer
Frank A. Camp	(1)	Secretary
Amy J. Boyle	(4)	Assistant Vice President
John W. Fischer	(4)	Assistant Vice President
Clifton W. Flenniken, III	(5)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Linda S. Gilmer	(1)	Vice President
Karen D. Heburn	(4)	Vice President
Kyle A. Keelan	(4)	Assistant Vice President
Christy Post-Rissin	(4)	Assistant Vice President
Brenda L. Smith	(4)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Arthur D. Woods	(4)	Assistant Vice President
Tamara D. Barkdoll	(2)	Assistant Secretary
Erin K. Burke	(1)	Assistant Secretary
Jeffrey Eng	(6)	Assistant Secretary

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(3)	400 West Market Street, Louisville, KY 40202

(4)	570 Carillon Parkway, St. Petersburg, FL 33716

(5)	1111 North Charles Street, Baltimore, MD 21201

(6)	600 S. Hwy 169, Suite 1800, Minneapolis, MN 55426

C. Compensation to Principal Underwriter

	Net Underwriting
	Discounts and	Compensation on	Brokerage
Name of Principal Underwriter	Commissions	Redemption	Commissions	Compensation
AFSG Securities Corporation(1)(2)	$713,085	None	N/A	N/A
Transamerica Capital, Inc. (1)(2)	$826,534	None	N/A	N/A

(1)	Effective May 1, 2007, Transamerica Capital, Inc. replaced AFSG Securities Corporation as principal underwriter for the policies.

(2)	Fiscal Year 2007
Item 31. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.
Item 32. Management Services (Not Applicable)
Item 33. Fee Representation
Western Reserve Life Assurance Co. of Ohio (“Western Reserve”) hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cedar Rapids and State of Iowa on the 28th day of April, 2008.

WRL SERIES LIFE CORPORATE ACCOUNT (Registrant)
By
	Name:	Tim L. Stonehocker *
	Title:	Chairman of the Board

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO (Depositor)
By
	Name:	Tim L. Stonehocker *
	Title:	Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

04-28-08
Tim L. Stonehocker */	Chairman of the Board

04-28-08
Charles T. Boswell */	Director and Chief Executive Officer

04-28-08
Brenda K. Clancy */	Director and President

04-28-08
William H. Geiger */	Corporate Counsel and Group Vice President-Compliance and Secretary

04-28-08
M. Craig Fowler*/	Vice President and Treasurer

04-28-08
Eric J. Martin */	Vice President and Corporate Comptroller

04-28-08
Arthur C. Schneider */	Director, Senior Vice President and Chief Tax Officer

04-28-08
John R. Hunter */	Director and Chief Financial Officer

*/ /s/ Karen J. Epp
*Signed by Karen J. Epp as Attorney in Fact

Exhibit Index
Item 26(h) Participation Agreements
(xvii)	Participation Agreement regarding DFA Investment Dimensions Group Inc. funds.

(a)	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DFA Investment Dimensions Group Inc. funds.

(xviii)	Participation Agreement regarding Ibbotson ETF Allocation Series

(a)	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Ibbotson ETF Allocation Series
Item 26(n) Other Opinions
i.	Consent of Ernst & Young LLP

ii.	Consent of Sutherland Asbill & Brennan LLP
Item 26(r) Power of Attorney
xix.	Power of Attorney for William H. Geiger

xxx.	Power of Attorney for M. Craig Fowler

xxxi.	Power of Attorney for Eric J. Martin

xxxiii.	Power of Attorney for John R. Hunter